EXHIBIT 10.1 CREDIT AGREEMENT by and among EVOLENT HEALTH LLC, as Borrower, EVOLENT HEALTH, INC., as Parent Certain Subsidiaries thereof, as Guarantors, The Lenders from Time to Time Party Hereto, and ARES CAPITAL CORPORATION, as Administrative Agent, Dated as of December 30, 2019 ___________________________________

TABLE OF CONTENTS Page Article I Definitions.............................................................................................................. 1 Section 1.01 Defined Terms ............................................................................... 1 Section 1.02 Other Interpretive Provisions ....................................................... 33 Section 1.03 Accounting Terms and Determination ......................................... 34 Section 1.04 Rounding ...................................................................................... 34 Section 1.05 References to Agreements, Laws, etc .......................................... 34 Section 1.06 Times of Day................................................................................ 34 Section 1.07 Timing of Payment of Performance ............................................. 34 Section 1.08 Corporate Terminology ................................................................ 35 Section 1.09 UCC Definitions .......................................................................... 35 Article II Amount and Terms of Credit Facilities ............................................................... 35 Section 2.01 Loans ............................................................................................ 35 Section 2.02 Minimum Amount of Each Borrowing; Maximum Number of Borrowings .............................................................................. 37 Section 2.03 Notice of Borrowing .................................................................... 37 Section 2.04 Disbursement of Funds ................................................................ 38 Section 2.05 Payment of Loans; Evidence of Debt .......................................... 39 Section 2.06 Conversions and Continuations ................................................... 39 Section 2.07 Pro Rata Borrowings .................................................................... 40 Section 2.08 Interest.......................................................................................... 40 Section 2.09 Interest Periods............................................................................. 41 Section 2.10 Increased Costs, Illegality, etc ..................................................... 42 Section 2.11 Compensation .............................................................................. 44 Section 2.12 Change of Lending Office ........................................................... 45 Section 2.13 Notice of Certain Costs ................................................................ 45 Section 2.14 [Reserved] .................................................................................... 45 Section 2.15 Defaulting Lenders....................................................................... 45 Article III [RESERVED] ...................................................................................................... 46 Article IV Fees and Commitment Terminations ................................................................... 47 Section 4.01 Fees .............................................................................................. 47 Section 4.02 Mandatory Termination of Commitments ................................... 47 Article V Payments .............................................................................................................. 47 Section 5.01 Voluntary Prepayments ................................................................ 47 Section 5.02 Mandatory Prepayments .............................................................. 48 Section 5.03 Payment of Obligations; Method and Place of Payment ............. 51 Section 5.04 Net Payments ............................................................................... 51 Section 5.05 Computations of Interest and Fees ............................................... 54 Article VI Conditions Precedent ........................................................................................... 54 Section 6.01 Conditions Precedent to Initial Credit Extension ......................... 54 Section 6.02 Conditions Precedent to all Credit Extensions............................. 59 i

TABLE OF CONTENTS (continued) Page Article VII Representations, Warranties and Agreements ..................................................... 59 Section 7.01 Corporate Status ........................................................................... 60 Section 7.02 Corporate Power and Authority ................................................... 60 Section 7.03 No Violation................................................................................. 60 Section 7.04 Litigation, Labor Controversies, etc ............................................ 60 Section 7.05 Use of Proceeds; Regulations U and X ........................................ 61 Section 7.06 Approvals, Consents, etc.............................................................. 61 Section 7.07 Investment Company Act ............................................................ 61 Section 7.08 Full Disclosure ............................................................................. 61 Section 7.09 Financial Condition; No Material Adverse Effect ....................... 62 Section 7.10 Tax Returns and Payments........................................................... 62 Section 7.11 Compliance with ERISA.............................................................. 62 Section 7.12 Capitalization and Subsidiaries .................................................... 63 Section 7.13 Intellectual Property; Licenses, etc .............................................. 64 Section 7.14 Environmental .............................................................................. 64 Section 7.15 Ownership of Properties .............................................................. 65 Section 7.16 No Default .................................................................................... 65 Section 7.17 Solvency ....................................................................................... 65 Section 7.18 Licensed Insurance Entities ......................................................... 65 Section 7.19 Compliance with Laws; Authorizations ....................................... 65 Section 7.20 Contractual or Other Restrictions ................................................ 66 Section 7.21 Transaction Documents ............................................................... 66 Section 7.22 Collective Bargaining Agreements .............................................. 66 Section 7.23 Insurance ...................................................................................... 66 Section 7.24 Evidence of Other Indebtedness .................................................. 66 Section 7.25 Deposit Accounts and Securities Accounts ................................. 67 Section 7.26 Foreign Assets Control Regulations; Anti-Money Laundering and Anti-Corruption Practices .................................. 67 Section 7.27 Patriot Act .................................................................................... 67 Section 7.28 Holding Company Status ............................................................. 68 Section 7.29 Flood Insurance ............................................................................ 68 Section 7.30 Location of Collateral; Equipment List ....................................... 68 Section 7.31 Health Care Matters ..................................................................... 68 Article VIII Affirmative Covenants ......................................................................................... 71 Section 8.01 Financial Information, Reports, Notices and Information ........... 71 Section 8.02 Books, Records and Inspections .................................................. 75 Section 8.03 Maintenance of Insurance ............................................................ 76 Section 8.04 Payment of Taxes ......................................................................... 76 Section 8.05 Maintenance of Existence; Compliance with Laws, etc .............. 76 Section 8.06 Environmental Compliance ......................................................... 77 Section 8.07 ERISA .......................................................................................... 78 Section 8.08 Maintenance of Property and Assets............................................ 79 Section 8.09 End of Fiscal Years; Fiscal Quarters ........................................... 79 Section 8.10 Use of Proceeds............................................................................ 79 ii

TABLE OF CONTENTS (continued) Page Section 8.11 Further Assurances; Additional Guarantors and Grantors ........... 80 Section 8.12 Bank Accounts ............................................................................. 81 Section 8.13 Compliance with Health Care Laws ............................................ 82 Section 8.14 Intellectual Property ..................................................................... 82 Section 8.15 Post-Closing ................................................................................. 82 Article IX Negative Covenants ............................................................................................. 83 Section 9.01 Limitation on Indebtedness .......................................................... 83 Section 9.02 Limitation on Liens ...................................................................... 84 Section 9.03 Consolidation, Merger, etc ........................................................... 86 Section 9.04 Permitted Dispositions ................................................................. 86 Section 9.05 Investments .................................................................................. 87 Section 9.06 Restricted Payments, etc .............................................................. 89 Section 9.07 Modification of Certain Agreements ........................................... 89 Section 9.08 Sale and Leaseback ...................................................................... 89 Section 9.09 Transactions with Affiliates ......................................................... 90 Section 9.10 Restrictive Agreements, etc ......................................................... 90 Section 9.11 Hedging Transactions .................................................................. 90 Section 9.12 Changes in Business .................................................................... 91 Section 9.13 Financial Performance Covenant ................................................. 91 Section 9.14 Disqualified Capital Stock ........................................................... 91 Section 9.15 Removal of Collateral .................................................................. 92 Section 9.16 Holdings Covenant....................................................................... 92 Article X Events of Default ................................................................................................. 93 Section 10.01 Listing of Events of Default ......................................................... 93 Section 10.02 Remedies Upon Event of Default ................................................ 96 Article XI The Administrative Agent.................................................................................... 96 Section 11.01 Appointment ................................................................................ 96 Section 11.02 Delegation of Duties .................................................................... 97 Section 11.03 Exculpatory Provisions ................................................................ 97 Section 11.04 Reliance by Administrative Agent ............................................... 97 Section 11.05 Notice of Default.......................................................................... 98 Section 11.06 Non-Reliance on Administrative Agent and Other Lenders ........ 98 Section 11.07 Indemnification ............................................................................ 99 Section 11.08 Agent in Its Individual Capacity .................................................. 99 Section 11.09 Successor Agents ......................................................................... 99 Section 11.10 Agents Generally ....................................................................... 100 Section 11.11 Restrictions on Actions by Lenders; Sharing of Payments ........ 100 Section 11.12 Agency for Perfection ................................................................ 101 Section 11.13 Authorization to File Proof of Claim ......................................... 101 Section 11.14 Credit Bids ................................................................................. 101 Section 11.15 Binding Effect ............................................................................ 102 iii

TABLE OF CONTENTS (continued) Page Article XII Miscellaneous .................................................................................................... 102 Section 12.01 Amendments and Waivers ......................................................... 102 Section 12.02 Notices and Other Communications; Facsimile Copies ............ 104 Section 12.03 No Waiver; Cumulative Remedies ............................................ 105 Section 12.04 Survival of Representations and Warranties .............................. 105 Section 12.05 Payment of Expenses; Indemnification ..................................... 105 Section 12.06 Successors and Assigns; Participations and Assignments ......... 106 Section 12.07 Replacements of Lenders Under Certain Circumstances ........... 110 Section 12.08 Securitization ............................................................................. 110 Section 12.09 Adjustments; Set-off .................................................................. 111 Section 12.10 Counterparts ............................................................................... 112 Section 12.11 Severability ................................................................................ 112 Section 12.12 Integration .................................................................................. 112 Section 12.13 GOVERNING LAW .................................................................. 112 Section 12.14 Submission to Jurisdiction; Waivers .......................................... 112 Section 12.15 Acknowledgments...................................................................... 113 Section 12.16 WAIVERS OF JURY TRIAL ................................................... 114 Section 12.17 Confidentiality ........................................................................... 114 Section 12.18 Press Releases, etc ..................................................................... 115 Section 12.19 Releases of Guarantees and Liens .............................................. 116 Section 12.20 USA Patriot Act ......................................................................... 116 Section 12.21 No Fiduciary Duty ..................................................................... 117 Section 12.22 Authorized Officers ................................................................... 117 Section 12.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions .................................................................. 117 SCHEDULES Schedule 1.01(a) Commitments Schedule 1.01(b) Licensed Insurance Entities Schedule 1.01(c) Material Contracts Schedule 7.04 Litigation Schedule 7.12 Subsidiaries and Joint Ventures/Partnerships Schedule 7.15 Real Property Schedule 7.18 Licensed Insurance Entities Schedule 7.22 Collective Bargaining Agreements Schedule 7.23 Insurance Schedule 7.24 Evidence of Indebtedness Schedule 7.25 Deposit Accounts and Securities Accounts Schedule 7.30 Location of Collateral; Equipment List Schedule 7.31 Health Care Matters Schedule 9.02 Liens iv

TABLE OF CONTENTS (continued) Page Schedule 9.04 Dispositions Schedule 9.05(g) Investments Schedule 9.09 Transactions with Affiliates Schedule 9.10 Restrictive Agreements Schedule 12.02 Addresses for Notices EXHIBITS Exhibit A-1 Form of Assignment and Acceptance Exhibit C-1 Form of Compliance Certificate Exhibit D-1 Form of DDTL Note Exhibit N-1 Form of Notice of Borrowing Exhibit N-2 Form of Notice of Conversion or Continuation Exhibit T-1 Form of Term Loan Note v

CREDIT AGREEMENT THIS CREDIT AGREEMENT, dated as of December 30, 2019, is among EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), EVOLENT HEALTH LLC, a Delaware limited liability company (the “Borrower”), its Subsidiaries signatory hereto as guarantors or hereafter designated as Guarantors pursuant to Section 8.11, the lenders from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower in the form of (a) an initial term loan in the aggregate principal amount of $75,000,000 on the Closing Date (the “Initial Term Loan Facility”) and (b) a delayed draw term loan facility (the “DDTL Facility”) in the aggregate principal amount of up to $50,000,000; and WHEREAS, (a) the proceeds of the Initial Term Loan Facility will be used (i) to finance the Passport Health Acquisition (as defined herein), (ii) to pay fees and expenses incurred in connection with the transactions contemplated hereby (including the Passport Health Acquisition) and (iii) fund ongoing working capital needs and other growth capital expenditure investments (to the extent permitted hereunder) and (b) the proceeds of the DDTL Facility will be used solely (i) to finance the 2021 Convertible Notes Repurchase, (ii) fund Permitted Acquisitions and other growth capital expenditure investments (to the extent permitted hereunder) and (iii) to pay fees and expenses incurred in connection with the transactions contemplated thereby and the 2021 Convertible Notes Repurchase. AGREEMENT NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01 Defined Terms. As used herein, the following terms shall have the meanings specified in this Section 1.01, unless the context otherwise requires: “2021 Convertible Notes” shall mean Parent’s 2.00% Convertible Senior Notes due December 1, 2021 in favor of U.S. Bank National Association, as trustee (the “Trustee”) and any refinancing and extension thereof to the extent such refinancing or extension complies with clause (y) of the definition of Additional Notes. “2021 Convertible Notes Repurchase” shall mean Parent’s repurchase or redemption of all or any portion of the 2021 Convertible Notes, whether by tender offer, open-market purchases or otherwise.

“2025 Convertible Notes” shall mean Parent’s 1.50% Convertible Senior Notes due October 15, 2025, in favor of Trustee. “ABR” shall mean, for any day, the highest of (a) the prime rate (as determined by reference to the Wall Street Journal), (b) the federal funds rate plus 0.50%, (c) the sum of the Eurodollar Rate for an interest period of three (3) months plus the excess of the Applicable Margin for Eurodollar Loans over the Applicable Margin for Base Rate Loans and (d) 2.00% per annum. Changes in the rate of interest on that portion of any Loans maintained as ABR Loans will take effect simultaneously with each change in the ABR. “ABR Interest Payment Date” shall have the meaning set forth in Section 2.08(d). “ABR Loan” shall mean each Loan bearing interest at ABR, as provided in Section 2.08. “Additional Notes” shall mean unsecured convertible senior notes issued by Parent after the Closing Date; provided, that, (x) such Indebtedness shall not mature, amortize or be mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a Change of Control or asset sale event so long as any rights of the holders thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments) earlier than the date that is ninety-one (91) days after the Maturity Date (as determined under clause (a) of the definition thereof) and (y) the cash interest rate payable thereon does not exceed 4% per annum (it being agreed there shall be no maximum rate with respect to paid-in-kind interest payments or on the conversion price of such Additional Notes). “Administrative Agent” shall have the meaning set forth in the preamble to this Agreement. “Administrative Questionnaire” shall mean a questionnaire completed by each Lender, in a form approved by the Administrative Agent, in which such Lender, among other things, (a) designates one or more credit contacts to whom all syndicate-level information (which may contain material nonpublic information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with such Lender’s compliance procedures and Applicable Laws, including federal and state securities laws and (b) designates an address, facsimile number, electronic mail address and/or telephone number for notices and communications with such Lender. “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, that, no Secured Party shall be an Affiliate of any Credit Party solely by reason of the provisions of the Credit Documents. The term “Control” means either (a) the power to vote, or the beneficial ownership of, ten (10%) or more of the Voting Stock of such Person or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. 2

“Agreement” shall mean this Credit Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” shall mean any and all laws, rules or regulations relating to corruption or bribery, including, but not limited to, the FCPA and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” shall mean any and all laws, rules or regulations relating to money laundering or terrorism financing, including (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., as amended by the PATRIOT Act, and its implementing regulations. “Anti-Terrorism Laws” shall mean any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, all as amended, supplemented or replaced from time to time. “Applicable Laws” shall mean, with respect to any Person, the common law and any federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or Products or to which such Person or any of its property or Products is subject. For the avoidance of doubt, the term “Applicable Laws” shall include FATCA and any intergovernmental agreements with respect thereto between the United States and another jurisdiction. “Applicable Margin” shall mean a percentage per annum equal to, with respect to Loans, (i) that are Eurodollar Loans, 8.00 percentage points and (ii) that are ABR Loans, 7.00 percentage points. “Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Ares” shall have the meaning set forth in the recitals to this Agreement. “Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit A-1. “Attributable Indebtedness” shall mean, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Authorized Officer” shall mean, with respect to any Credit Party, the Chief Executive Officer, the Chief Financial Officer, secretary or any other senior financial officer (to the extent that such senior financial officer is designated as such in writing to the Administrative Agent by such Credit Party) of such Credit Party. 3

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Code” shall mean the Federal Bankruptcy Reform Act of 1978. “Benefited Lender” shall have the meaning set forth in Section 12.09. “Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor). “Board of Directors” shall mean, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Borrower” shall have the meaning set forth in the preamble to this Agreement. “Borrowing” shall mean and include the incurrence of one Type of Loan on a given date (or resulting from conversions on a given date) having, in the case of Eurodollar Loans, the same Interest Period. “Budget” shall have the meaning set forth in Section 8.01(f). “Business Day” shall mean (a) any day excluding Saturday, Sunday and any day that shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and (b) any day that is also a day for trading by and between banks in Dollar deposits in the interbank Eurodollar market. “Capital Stock” shall mean any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing. “Capitalized Lease Obligations” shall mean, as applied to any Person, all obligations under Capitalized Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP. “Capitalized Leases” shall mean, as applied to any Person, all leases of property that have been or should be, in accordance with GAAP, recorded as capitalized leases on the balance sheet of such Person or any of its Subsidiaries, on a consolidated basis; provided, that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on the balance sheet (excluding the footnotes thereto) of such Person 4 in accordance with GAAP; provided, that, any lease classified as an operating lease on the Closing Date shall continue to be treated as an operating lease regardless of its treatment under GAAP. For the avoidance of doubt, “Capitalized Leases” shall not include obligations or liabilities of any Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations would be required to be classified and accounted for as an operating lease under GAAP as existing on the Closing Date; provided, that financial reporting obligations shall not be affected by this sentence. “Cash Equivalents” shall mean: (a) any direct obligation of (or unconditional guarantee by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one (1) year after the date of acquisition thereof; (b) commercial paper maturing not more than one hundred eighty (180) days from the date of issue and issued by (i) a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States or of the District of Columbia and, at the time of acquisition thereof, rated A-1 or higher by S&P or P-1 or higher by Moody’s, or (ii) any Lender (or its holding company); (c) any certificate of deposit, time deposit or bankers’ acceptance, maturing not more than one hundred eighty (180) days after its date of issuance, which is issued by either: (i) a bank organized under the laws of the United States (or any state thereof) which has, at the time of acquisition thereof, (A) a credit rating of P2 or higher from Moody’s or A or higher from S&P and (B) a combined capital and surplus greater than $500,000,000, or (ii) a Lender; (d) any repurchase agreement having a term of thirty (30) days or less entered into with any Lender or any commercial banking institution satisfying, at the time of acquisition thereof, the criteria set forth in clause (c)(i) which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than one hundred percent (100%) of the repurchase obligation of such Lender or commercial banking institution thereunder; (e) Cash Equivalents set forth on Schedule 9.05(g); and (f) money market and mutual funds investing primarily in assets described in clauses (a) through (d) of this definition. “Casualty Event” shall mean the damage, destruction or condemnation, as the case may be, of property of any Credit Party. “CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “Change of Control” shall mean an event or series of events by which: (a) (1) any Person or group within the meaning of the Exchange Act and the rules of the SEC thereunder (other than the Borrower and its wholly-owned Subsidiaries, the Warrant Holder and its affiliates and the 5 employee benefit plans of the Borrower and its wholly-owned Subsidiaries) shall acquire ownership, directly or indirectly, beneficially or of record, of Capital Stock of the Parent representing more than fifty percent (50%) or, in the case of the Permitted Holders collectively, more than sixty percent (60%), of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Parent; provided, however, that a Person or group shall not be deemed a beneficial owner of, or to own beneficially, (x) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or group pursuant to a Schedule TO (or any successor form) until such tendered securities are accepted for purchase or exchange thereunder or (y) any securities to the extent such beneficial ownership (i) arises solely as a result of a revocable proxy delivered to such Person or group by a shareholder that is not, for the avoidance of doubt, a member of such “group” in response to a proxy or consent solicitation made pursuant to, and disclosed in accordance with, the applicable rules and regulations under the Exchange Act and (ii) is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act; and (2) any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder) other than the Warrant Holder and its affiliates files, or the Parent files, a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such an event described in the immediately preceding clause (1) has occurred; (b) the consummation of (A) any recapitalization, reclassification or change of the Class A common stock of the Parent (other than changes resulting from a subdivision or combination) as a result of which the Class A common stock of the Parent would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of Parent pursuant to which the Class A common stock of Parent will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Parent and its Subsidiaries, taken as a whole, to any Person other than one of Parent’s Subsidiaries; provided, however, that a transaction described in clause (B) in which the holders of all classes of Parent’s Capital Stock immediately prior to such transaction hold, directly or indirectly, more than 50% of the voting power of all classes of Capital Stock of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such holders held, directly or indirectly, immediately prior to such transaction shall not be a Change of Control pursuant to this clause (b); (c) the Class A common stock (or other common stock) of the Parent ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors); (d) Parent ceases to own one hundred percent (100%) of the issued and outstanding voting Capital Stock of Borrower; (e) Borrower ceases to own directly or indirectly one hundred percent (100%) of the issued and outstanding Capital Stock of each Guarantor (other than Parent), free and clear of all Liens, rights, options, warrants or other similar agreements or understandings, other than Liens in favor of Administrative Agent or non-consensual Permitted Liens arising by operation of applicable law; or (f) a “Fundamental Change” (as defined in the Convertible Senior Notes) shall occur. “Claims” shall have the meaning set forth in the definition of “Environmental Claims”. “Closing Date” shall mean December 30, 2019. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to 6 the Code, as in effect at the date of this Agreement, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor. “Collateral” shall mean any assets of any Credit Party or other collateral upon which Administrative Agent has been granted a Lien in connection with this Agreement. “Collateral Documents” shall mean the Security Agreement and each other document or agreement that creates or perfects any security interests granted by any of the Credit Parties to the Administrative Agent on behalf of the Secured Parties. “Collateral Sale” shall have the meaning set forth in Section 11.14. “Collections” shall mean all cash, checks, credit card slips or receipts, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds) of the Credit Parties. “Commitment” shall mean any of the Initial Term Loan Commitment or DDTL Commitment. The aggregate amount of the Commitments as of the Closing Date is $125,000,000, as set forth on Schedule 1.01(a). “Competitor” means any Person that is an operating company engaged in substantially similar business operations as the Borrower. “Compliance Certificate” shall mean a certificate duly completed and executed by an Authorized Officer of the Borrower substantially in the form of Exhibit C-1. “Confidential Information” shall have the meaning set forth in Section 12.17. “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted EBITDA” shall mean, for a specified Test Period, an amount determined for Parent and its Subsidiaries on a consolidated basis equal to (a) Consolidated Net Income, plus (b) to the extent deducted in calculating Consolidated Net Income for such period (other than with respect to clause (b)(xiii) below), the sum of, without duplication, amounts for: (i) Consolidated Interest Expense (net of interest income); (ii) (a) provisions for Taxes based on income and (b) any payments actually made pursuant to the TRA; (iii) total depreciation expense; 7

(iv) total amortization expense; (v) other non-cash charges reducing Consolidated Net Income (excluding any such non-cash item (x) to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period or (y) relating to a write-down, write off or reserve with respect to receivables or inventory); (vi) losses, costs and expenses on asset sales, disposals or abandonments (other than (i) of current assets and (ii) asset sales, disposals or abandonments in the ordinary course of business); (vii) fees and expenses incurred in connection with a Permitted Acquisition, other Investments permitted hereunder, Dispositions (other than in the ordinary course of business) permitted hereunder, Restricted Payments permitted hereunder or the refinancing or redemption of Indebtedness permitted hereunder; provided, that, to the extent such transactions have not been consummated, such costs, fees and expenses shall not exceed an amount not greater than $1,500,000 in any Test Period; (viii) fees and expenses incurred in connection with the consummation of the Transactions on the Closing Date in an aggregate amount not to exceed $5,200,000, and to the extent disclosed to Administrative Agent; (ix) non-cash adjustments pursuant to any management equity or equity- based plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement; (x) (1) the effects of adjustments in the Parent’s and its Subsidiaries’ consolidated financial statements pursuant to GAAP (including in the property and equipment, software, goodwill, intangible assets, deferred revenue and debt line items thereof) resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition or the amortization of any amounts thereof, (2) any non-cash losses, charges or adjustments resulting from the application of Accounting Standards Codification 606 and (3) earnout obligations and other similar contingent consideration; (xi) costs, fees and expenses relating to restructuring, severance, recruiting, retentions and relocations, signing and stay bonuses, payments made to employees or producers who are subject to non-compete agreements, and curtailments or modifications to pension and post-retirement employee benefits plans; provided, that, the aggregate amount included in this clause (xi) during any Test Period shall not exceed $7,500,000; (xii) charges, losses or expenses to the extent paid for, reimbursed or indemnified by a Person other than Parent and its Subsidiaries or reimbursed through insurance by a Person other than Parent and its Subsidiaries, in each case to the extent such expenses are actually paid or refunded to Parent or any of its Subsidiaries (to the extent such payments or refunds are included in Consolidated Net Income); 8

(xiii) proceeds received from business interruption insurance; (xiv) to the extent included in Consolidated Net Income, losses attributable to non-controlling interests; and (xv) extraordinary, unusual and non-recurring costs, expenses and losses in any Test Period; provided, that, the aggregate amount included in this clause (xv) during any Test Period shall not exceed the greater of (x) $2,500,000 and (y) 20% of Consolidated Adjusted EBITDA as of the end of the most recently ended Test Period as calculated before giving effect to the add-back in this clause (xv); minus (c) to the extent included in calculating Consolidated Net Income for such period (other than with respect to clause (c)(iv)), the sum of, without duplication, amounts for: (i) other non-cash gains increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period), (ii) extraordinary, unusual and non-recurring gains and income; (iii) gains on asset sales, disposals or abandonments (other than (A) of current assets and (B) asset sales, disposals or abandonments in the ordinary course of business); and (iv) any software development costs to the extent capitalized during such period. provided; however, for purposes of determining the Total Secured Leverage Ratio, Consolidated Adjusted EBITDA shall be determined on a Pro Forma Basis. “Consolidated Interest Expense” shall mean, for any specified Test Period, for the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, the sum of: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of Capitalized Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) in respect of Hedging Obligations relating to interest during such period (whether or not actually paid or received during such period). “Consolidated Net Income” shall mean, for any specified Test Period, the consolidated net income (or loss) of Parent and its Subsidiaries determined in accordance with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than consolidated Subsidiaries of Parent) in which any Person (other than Parent or any of its consolidated Subsidiaries) has a joint ownership interest or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or other distributions actually paid to Parent or any of its consolidated Subsidiaries by such Person during such specified Test Period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a consolidated 9

Subsidiary of Parent or is merged into or consolidated with Parent or any of its consolidated Subsidiaries or such Person’s assets are acquired by Parent or any of its consolidated Subsidiaries, and (iii) the income of any consolidated Subsidiary of Parent (other than a Credit Party) to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, governmental regulation applicable to that consolidated Subsidiary or would require governmental (including regulatory) consent; provided, that, the income (or loss) of any consolidated Subsidiary of Parent (other than a Credit Party) shall not be excluded from this definition to the extent governmental (including regulatory) consent has been received for the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of its income. “Consolidated Secured Debt” shall mean, as of any date of determination, the outstanding principal amount of all Funded Debt that is secured, in whole or part, by a Lien on any asset of Parent or any of its Subsidiaries. “Convertible Senior Notes” shall mean (i) the 2021 Convertible Notes, (ii) the 2025 Convertible Notes and (iii) any Additional Notes. “Contingent Liability” shall mean, for any Person, any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby. “Control” shall have the meaning set forth in the definition of “Affiliate.” “Controlling and Controlled” shall have the meaning set forth in the definition of “Affiliate.” “Control Agreement” shall mean a control agreement, in form and substance reasonably satisfactory to Administrative Agent, executed and delivered by the applicable Credit Party, Administrative Agent, and the applicable securities intermediary or bank, which agreement is sufficient to give the Administrative Agent “control” under the UCC over each of such Credit Party’s securities accounts, deposit accounts or investment property, as the case may be. “Credit Documents” shall mean this Agreement, the Control Agreements, the Fee Letter, the Guarantee Agreement, the Security Documents, the Intercompany Subordination Agreement, any Notes issued by the Borrower hereunder, any intercreditor or subordination agreements in favor of the Administrative Agent with respect to this Agreement, and any other agreement entered into now, or in the future, by any Credit Party, on the one hand, and the Administrative Agent or Lender, on the other hand, in connection with this Agreement; provided, that, the Warrants shall not be Credit Documents. 10

“Credit Extension” shall mean and include the making (but not the conversion or continuation) of a Loan. “Credit Facility” shall mean any of the Initial Term Loan Facility or DDTL Facility, as applicable, and, collectively, the Initial Term Loan Facility and DDTL Facility. “Credit Party” shall mean the Borrower, each of the Guarantors and each other Person that becomes a Credit Party hereafter pursuant to the execution of joinder documents. “DDTL Commitment” shall mean, (a) in the case of each Lender that is a Lender on the date hereof, the amount set forth opposite such Lender’s name on Schedule 1.01(a) as such Lender’s “DDTL Commitment” and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “DDTL Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the DDTL Commitment, in each case as, the same (x) shall be permanently reduced each time there is a Delayed Draw Term Loan draw by the amount of such Delayed Draw Term Loan draw that such Lender funds and (y) may be otherwise changed from time to time pursuant to the terms hereof. “DDTL Commitment Expiration Date” shall mean December 30, 2021. “DDTL Facility” shall have the meaning set forth in the recitals to this Agreement. “DDTL Note” shall mean a promissory note substantially in the form of Exhibit D-1. “Declined Proceeds” shall have the meaning set forth in Section 5.02(j). “Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default. “Default Rate” shall have the meaning set forth in Section 2.08(c). “Defaulting Lender” shall mean, subject to Section 2.15, any Lender that, as determined by the Administrative Agent, (a) has failed to (i) fund any portion of the Term Loans required to be funded by it hereunder for three (3) or more Business Days unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any other Lender any other amount required to be paid by it hereunder, (b) has notified the Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) or more Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing in a manner satisfactory to the Administrative Agent that it will comply with its prospective funding obligations hereunder 11

(provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a bankruptcy or insolvency proceeding, (ii) had a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error. “Delayed Draw Term Loan” shall have the meaning set forth in Section 2.01(e). “Disposition” shall mean, with respect to any Person, any sale, transfer, lease, contribution, division or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of such Person’s or their respective Subsidiaries’ assets (including receivables and Capital Stock of Subsidiaries) to any other Person in a single transaction or series of transactions. “Disqualified Capital Stock” shall mean any Capital Stock, other than the Warrants and the 2021 Convertible Notes, that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a Change of Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a Change of Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is ninety-one (91) days after the Maturity Date (as determined under clause (a) of the definition thereof); provided, that if such Capital Stock is issued pursuant to a plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. 12

“Disqualified Institution” means any Person that is (a) designated by the Borrower, by written notice delivered to Administrative Agent on or prior to the Closing Date, as a (i) disqualified institution or (ii) Competitor or (b) clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a)(i) or (a)(ii) above; provided, however, Disqualified Institutions shall (A) exclude any Person that the Borrower Representative has designated as no longer being a Disqualified Institution by written notice delivered to the Administrative Agent from time to time, (B) exclude any bona fide debt fund, investment vehicle, regulated bank entity or unregulated lending entity (other than any person separately identified as a Disqualified Institution in accordance with clause (a)(ii) above or any Affiliate of a Person identified under clause (b) above) that is engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of business and (C) include (I) any Person that is added as a Competitor and (II) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (C)(I), pursuant to a written supplement to the list of Competitors that are Disqualified Institutions, that is delivered by the Borrower after the date hereof to the Administrative Agent. Such supplement shall become effective two (2) Business Days after the date that such written supplement is delivered to Administrative Agent, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and/or Commitments as permitted herein “Distributable Cash” shall have the meaning set forth in Section 10.01(m). “Dollars” and “$” shall mean dollars in lawful currency of the United States of America. “Domestic Holding Company” shall mean a Domestic Subsidiary that has no material assets other than Capital Stock (or Capital Stock and indebtedness) of one or more Foreign Subsidiaries. “Domestic Subsidiary” shall mean each Subsidiary of the Borrower that is organized under the Applicable Laws of the United States, any state, territory, protectorate or commonwealth thereof or the District of Columbia. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” shall have meaning set forth in Section 12.06(b). 13

“Environmental Claims” shall mean any and all administrative, regulatory, adjudicatory or judicial actions, suits, demands, demand letters, claims, liens, fines, penalties, requests for information, inquiries, notices of noncompliance or violation, investigations (other than internal reports prepared by the Credit Parties in the ordinary course of such Person’s business) or proceedings relating in any way to any Environmental Law, any Hazardous Material (including any exposure to any Hazardous Material), or any permit issued, or any approval given, under any such Environmental Law (“Claims”), including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial, investigation, monitoring or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence, Release of, or threat of Release of, Hazardous Materials or arising from alleged injury or threat of injury to human health, public safety or the environment, pursuant to any Environmental Law. “Environmental Law” shall mean any federal, state, foreign, regional, county or local statute, law, rule, regulation, ordinance and code now or hereafter in effect and, in each case, as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, decree or judgment, relating to the protection of human health, safety or the environment or natural resources, including laws relating to the Release, threat of Release, manufacture, processing, distribution, use, presence, production, treatment, storage, disposal, transport, labeling or handling of, or exposure to, Hazardous Materials, including the Federal Water Pollution Control Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Clean Air Act and CERCLA, and other similar state and local statutes and any regulations promulgated thereto. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor. “ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) that, together with any Credit Party or a Subsidiary thereof, is, or within the last six (6) years was, treated as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” shall mean (a) the occurrence of any Reportable Event with respect to a Plan, (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is reasonably expected to be, in “at-risk” status (as defined in Section 303 of ERISA or Section 430 of the Code), (e) the incurrence by any Credit Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the non-standard termination of any Pension Plan, (f) the receipt by any Credit Party from the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan under Section 4042 of ERISA, (g) the incurrence by any Credit Party or any ERISA Affiliate of any liability with respect to its withdrawal or partial withdrawal from any Multiemployer Plan or (i) the receipt by any Credit Party or any ERISA Affiliate of any notice concerning the imposition 14 of Withdrawal Liability on it or a determination that a Multiemployer Plan is, or is reasonably expected to be, insolvent, within the meaning of Title IV of ERISA or in “endangered” or “critical” status, within the meaning of Section 305 of ERISA. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Loan” shall mean any Loan bearing interest at a rate determined by reference to the Eurodollar Rate. “Eurodollar Rate” shall mean, with respect to any Eurodollar Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the greater of (a) 1.00% per annum and (b) an amount equal to (i) the rate per annum appearing on Bloomberg Professional Service Page BBAM1 offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) business days prior to the first day of such interest period for a three (3) month term; multiplied by (ii) the Statutory Reserve Rate. If for any reason the rate referred to in clause (b)(i) is not available, for any such interest period, such rate will be a comparable successor or alternative interbank rate for deposits in Dollars that it, at such time, broadly accepted by the loan market in lieu of the Eurodollar Rate and is reasonably acceptable to the Administrative Agent in consultation with the Borrower; provided that, to the extent a successor or alternative index rate cannot be agreed upon within five (5) Business Days after the Eurodollar Rate becomes unavailable, all Loans hereunder will be deemed to be ABR Loans (and shall bear interest accordingly) for purposes of the definition of “Applicable Margin” and Section 2.08, until such time as an alternative rate can be agreed upon in accordance with clause (x) or (y). “Event of Default” shall have the meaning set forth in Article X. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Account” means each deposit or securities accounts constituting (a) a zero balance account that sweeps on a daily basis into a deposit account subject to a Control Agreement, (b) a deposit account used solely to fund payroll obligations, health benefit or employee benefit obligations, Tax obligations, escrow arrangements, trust accounts or holding third-party insurance funds or funds owned by (or held solely for the benefit of) Persons other than the Credit Parties or holding any funds to be used for the purpose of paying claims to satisfy statutory or regulatory requirements, (c) any other deposit or securities account so long as with respect to this clause (c), the aggregate amount on deposit in all such accounts does not exceed $1,000,000 at any one time, (d) a deposit account into which an Account Debtor makes payment under Medicare, Medicaid, TRICARE or any other health program operated by or financed in whole or in part by any foreign or domestic federal, state or local government so long as funds on deposit in such deposit account are transferred within two (2) Business Days to an account subject to a Control Agreement or (e) a deposit account holding solely funds pledged as cash collateral to the extent permitted under Section 9.02(b) or Section 9.02(m). 15

“Excluded Subsidiary” shall mean any Subsidiary (1) for which guarantees at any time are prohibited or restricted by Applicable Laws (including financial assistance, fraudulent conveyance, preference, capitalization or any other Applicable Laws or regulations) (or contractually prohibited on the Closing Date (in the case of existing Subsidiaries) or on the date of acquisition or formation thereof (in the case of acquired or formed Subsidiaries), so long as such prohibition is not created in contemplation of such transaction) from guaranteeing the Obligations, or if guaranteeing the Obligations would require governmental (including regulatory) consent, non-disapproval, approval, filing, license or authorization (unless such consent, approval, license or authorization has been received), (2) not-for-profit subsidiaries, captive insurance companies and special purpose entities, (3) any non-wholly owned Subsidiary (x) in existence on the Closing Date or (y) to the extent a guaranty by such Subsidiary is prohibited by the terms of such person’s organizational or joint venture documents (to the extent the prohibition is existing on the Closing Date or at the time any subsidiary is acquired, formed or established (and which prohibition is not created in contemplation of such transaction)), (4) any Subsidiary where the cost of providing a guarantee, taken as a whole, outweighs the benefit to the Lenders, as determined in the reasonable discretion of the Administrative Agent and Borrower, (5) any subsidiary to the extent a guarantee by such entity will result in material adverse tax or regulatory consequences, taken as a whole, to Parent and its Subsidiaries and (6) any Foreign Subsidiary, Domestic Holding Company and Licensed Insurance Entity (solely, in the case of any Licensed Insurance Entity, to the extent guaranteeing the Obligations would require governmental (including regulatory) consent, notification, non-disapproval, approval, filing, license or authorization or would otherwise be prohibited or restricted by Applicable Laws). “Excluded Taxes” shall mean with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any Obligation of the Borrower hereunder, (a) income, franchise or similar Taxes imposed on (or measured by) its net income (i) by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Non-U.S. Lender, any withholding tax that is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement (or designates a new lending office, unless such designation was at the request of the Borrower), except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 5.04(a), (d) Taxes imposed by reason of the failure of the Administrative Agent or such Lender to comply with its obligations under Section 5.04(b) and Section 5.04(c), or to the extent that such documentation fails to establish a complete exemption from applicable withholding Taxes, other than, in either case, due to a change in Applicable Laws after the Closing Date and (e) U.S. federal withholding Taxes imposed under FATCA. “Existing Earnouts” shall mean (a) the “Earnout Consideration” as defined under that certain Agreement and Plan of Merger, dated as of September 7, 2018, by and among NCIS Holdings, Inc., Parent, Borrower, Element Merger Sub, Inc. and the representative named therein, as amended, restated, supplemented or modified from time to time, in an amount not to exceed $10,800,000 and (b) the earn-out obligations set forth in Section 1.9 of that certain Strategic 16

Growth Agreement, dated as of December 16, 2015, by and among Parent, Borrower and University Health Care, Inc., as amended, restated, supplemented or modified from time to time, in an amount not to exceed $3,700,000; provided, that, the aggregate amount of Existing Earnouts, together with the amount of the Global Share Backstop, that may be paid in cash may not exceed $12,000,000. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “FCPA” shall mean the Foreign Corrupt Practices Act of 1977, as amended from time to time, and the rules and regulations thereunder. “Federal Funds Rate” shall mean, for any day, a fluctuating interest rate per annum equal to: (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next succeeding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. “Fee Letter” shall mean the Fee Letter dated as of the date hereof by and between the Borrower, Parent and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.01 or the Fee Letter. “Financial Performance Covenants” shall mean the covenants set forth in Section 9.12. “Flood Hazard Property” shall have the meaning set forth in the definition of the term “Flood Insurance Requirements.” “Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 and (v) the Biggert –Waters Flood Insurance Reform Act of 2012, as now or hereafter in effect of any successor statute thereto, in each case, together with all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting any of the foregoing, as amended or modified from time to time. “Flood Insurance Requirements” shall mean (i) a completed “life of loan” Federal Emergency Management Standard Flood Hazard Determination as to whether such real property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and (ii) if such real property is a Flood Hazard Property, evidence as to (A) whether the community in which such real property, or as applicable, 17 the leasehold interest of such Credit Party in such real property, is located is participating in the National Flood Insurance Program, (B) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of flood insurance policies under the National Flood Insurance Program (or private insurance endorsed to cause such private insurance to be fully compliant with the federal law as regards private placement insurance applicable to the National Flood Insurance Program, with financially sound and reputable insurance companies not Affiliates of the Borrower) or a declaration page, application accompanied by proof of premium payment for such policies, or such other documentation as is satisfactory to the Administrative Agent and each Lender, with confirmation of such satisfaction of such Lender to be made in writing (which, for purposes of such confirmation, shall include email) and such confirmation shall not be unreasonably withheld or delayed, in each case, for the Parent and its Subsidiaries evidencing such flood insurance coverage in such amounts and with such deductibles as required by Flood Insurance Laws or as the Administrative Agent may request (but no less than required by applicable Flood Insurance Laws) and naming the Administrative Agent and its successors and/or assigns as sole loss payee on behalf of the Lenders. “Foreign Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by any Loan Party primarily for the benefit of employees of the Loan Parties residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code. “Foreign Subsidiary” shall mean each Subsidiary of a Credit Party that is not a Domestic Subsidiary. “Funded Debt” shall mean, as of any date of determination, all then outstanding Indebtedness of Parent and its Subsidiaries, on a consolidated basis, of the type described in clauses (a), (b) (excluding the amount of any undrawn or cash collateralized letters of credit), (d) and (f) of the defined term “Indebtedness.” “GAAP” shall mean generally accepted accounting principles in the United States of America, as in effect from time to time; provided, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the Administrative Agent, the Lenders and the Credit Parties shall negotiate in good faith to effect such amendment and such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. 18

“Global Share Backstop” shall mean the payment or issuance obligations of the Parent, the Borrower and EH Holding Company, Inc. under that certain Post-Closing Agreement, dated as of July 9, 2019, by and among Momentum Health Group, LLC, Momentum Health Acquisition, Inc., Momentum Health Holdings, LLC, Parent, Borrower and EH Holding Company, Inc., as amended, restated, supplemented or modified from time to time, in an aggregate amount not to exceed $10,500,000; provided, that, the aggregate amount of the Global Share Backstop, together with the amount of the Existing Earnouts, that may be paid in cash may not exceed $12,000,000. “Governmental Authority” shall mean the government of the United States, any foreign country or any multinational authority, or any state, commonwealth, protectorate or political subdivision thereof, and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the PBGC and other quasi-governmental entities established to perform such functions. “Guarantee Agreement” shall mean a Guarantee Agreement, executed and delivered by each Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to Administrative Agent. “Guarantee Obligations” shall mean, as to any Person, any Contingent Liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date, entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Guarantors” shall mean (a) Parent, (b) each Person that is a Domestic Subsidiary on the Closing Date, and (c) each Person that becomes a party to the Guarantee Agreement after the Closing Date pursuant to Section 8.11, in each case, other than any Excluded Subsidiary. “Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous waste,” 19

“restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants,” or words of similar import, under any Environmental Law; and (c) any other chemical, material or substance, which is classified, prohibited, limited or regulated by, or forming the basis of liability under, any Environmental Law. “Health Care Laws” means (i) any and all federal, state and local fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws (42 U.S.C. § 1320a-7), the civil monetary penalty laws (42 U.S.C. § 1320a-7a), the regulations promulgated pursuant to such statutes and any comparable state laws; (ii) the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), and the regulations promulgated thereunder and any comparable state laws, (iii) Medicare (Title XVIII of the Social Security Act) and the regulations promulgated thereunder; (iv) Medicaid (Title XIX of the Social Security Act) and the regulations promulgated thereunder; (v) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173) and the regulations promulgated thereunder; (vi) quality, safety and accreditation standards and requirements of all applicable state laws or Governmental Authorities; (vii) State and Federal Applicable Laws relating to the licensure, ownership or operation of a health care facility, health maintenance organization (HMO), Medicaid managed care organization (MCO), Medicare Advantage organization, provider service network (PSN) or insurance plan, including any assets used in connection therewith, (viii) Applicable Laws relating to the preparation, processing, evaluation or payment of claims, collection of accounts receivable, underwriting the cost of, or provision of management or administrative services in connection with, any and all of the foregoing, by any of Parent, its Subsidiaries or any Licensed Insurance Entity, including, but not limited to, laws and regulations relating to the administration of health benefit policies, patient or program charges, recordkeeping, referrals, professional fee splitting, certificates of need, certificates of operations and authority, (ix) any and all federal or state laws regulating third-party administrators and pharmacy benefit managers, including those promulgated by state departments of insurance, and (x) any and all other applicable health care laws, rules, codes, statutes, ordinances, regulations, manual provisions, policies and administrative guidance, each of (i) through (x) as may be amended from time to time. “Hedge Termination Value” shall mean, in respect of any one or more Hedging Obligations, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Obligations, (a) for any date on or after the date such Hedging Obligations have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Obligations, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Obligations (which may include any Lender or any Affiliate of a Lender). “Hedging Obligations” shall mean, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (a) any and all Hedging Transactions (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (c) any and all 20

renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions. “Hedging Transaction” of any Person shall mean (a) any transaction (including an agreement with respect to any such transaction) permitted under Section 9.11 now existing or hereafter entered into by such Person that is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as the same may be amended, modified or supplemented from time to time, any successor statute thereto, any and all rules or regulations promulgated from time to time thereunder, and any comparable state laws. “Historical Financial Statements” shall mean (a) audited consolidated financial statements of Parent for the fiscal years ended December 31, 2017 and December 31, 2018 and (b) unaudited consolidated financial statements of Parent for the fiscal year to date period ended September 30, 2019. “Holding Company Guarantor” shall mean any entity formed after the Closing Date and joined as a Guarantor under this Agreement pursuant to the terms of Section 8.11 for the sole purpose of holding the Capital Stock of any Licensed Insurance Entity or joint venture. “Indebtedness” shall mean, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) available under all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) the Hedge Termination Value of all Hedging Obligations of such Person; 21

(d) all obligations of such Person to pay the deferred purchase price of property or services, including earn-out obligations (other than (i) trade accounts payable in the ordinary course of business and (ii) to the extent such obligation is not due at any time prior to the date that is six months after the Maturity Date (as determined under clause (a) of the definition thereof), any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Capital Stock; and (h) all Guarantee Obligations of such Person in respect of any of the foregoing, provided, that Indebtedness shall not include (i) prepaid or deferred revenue arising in the ordinary course of business, (ii) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (iii) endorsements of checks or drafts arising in the ordinary course of business, (iv) trade accounts payable in the ordinary course of business, and (v) preferred Capital Stock to the extent not constituting Disqualified Capital Stock. The amount of any net Hedging Obligations on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property of such Person encumbered thereby as determined by such Person in good faith. “Initial Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the date hereof, the amount set forth opposite such Lender’s name on Schedule 1.01(a) as such Lender’s “Initial Term Loan Commitment” and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “Initial Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed all or a portion of the Initial Term Loan Commitment, in each case, as the same (x) shall be permanently reduced on the Closing Date upon the Initial Term Loan draw that such Lender funds and (y) may be changed from time to time pursuant to the terms hereof. “Initial Term Loan Facility” shall have the meaning set forth in the recitals to this Agreement. “Initial Term Loan” shall have the meaning set forth in Section 2.01(a). “Intellectual Property” shall have the meaning set forth in the Security Agreement. 22

“Intercompany Service Agreement” shall mean that certain Intercompany Service Agreement, dated as of January 31, 2018, by and between the Borrower and Evolent Health International Private Limited (formally known as Valence Health Solutions India Private Limited), as amended, restated, supplemented or otherwise modified from time to time “Intercompany Subordination Agreement” shall mean the Intercompany Subordination Agreement dated as of the date hereof among the Credit Parties and the Administrative Agent. “Interest Period” shall mean, with respect to any Eurodollar Loan, the interest period applicable thereto, as determined pursuant to Section 2.09. “Investment” shall mean, relative to any Person, (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such first Person of any bonds, notes, debentures or other debt securities of any such other Person, (b) Contingent Liabilities in favor of any other Person and (c) any Capital Stock or other investment held by such Person in any other Person. The amount of any Investment at any time shall be the original principal or capital amount thereof less all returns of principal or equity thereon made on or before such time and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment. “Lender” shall have the meaning set forth in the preamble to this Agreement. “Letter of Direction” shall mean that certain executed letter of direction from Borrower addressed to Administrative Agent, on behalf of itself and Lenders, directing the disbursement on the Closing Date of the proceeds of the Loans made on such date. “Licensed Insurance Entity” shall mean any Subsidiary of the Borrower listed on Schedule 1.01(b) to this Agreement, any other Subsidiary of the Borrower that operates as a licensed insurance company, is otherwise regulated by a Governmental Authority performing insurance regulatory functions or is a healthcare entity subject to regulatory capital requirements. “Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment for collateral purposes, lien (statutory or other) or similar encumbrance, and any easement, right-of- way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any conditional sale or other title retention agreement or any lease in the nature thereof); provided, that in no event shall an operating lease entered into in the ordinary course of business or any precautionary UCC filings made pursuant thereto by an applicable lessor or lessee, be deemed to be a Lien. “Lighthouse” shall mean Lighthouse Health Plan, LLC, a Florida limited liability company. “Lighthouse Capital Contributions” shall mean any capital contribution, loan, advance or other Investment made in Lighthouse in an aggregate amount not to exceed $4,000,000 after the Closing Date pursuant to the terms of that certain Memorandum of Understanding, dated as of September 30, 2019, by and among Baptist Hospital, Inc., Lighthouse and the Borrower, as amended, restated, supplemented or modified from time to time. 23

“Liquidity” shall mean Qualified Cash of the Credit Parties, net of any checks written by any Credit Party. “Loan” shall mean, individually, any Loan made by any Lender hereunder, and collectively, the Loans made by the Lenders hereunder. “Loan” shall include the Initial Term Loan and each Delayed Draw Term Loan. “Make-Whole Premium” shall mean, with respect to any prepayment of the Term Loans at any time on or prior to the second anniversary of the Closing Date, the excess of (a) the sum of the present value of (i) one hundred four percent (104%) of the outstanding principal amount of the Term Loans being prepaid as of such date of prepayment, plus (ii) all required interest payments due on such Term Loans from the date of prepayment through and including the second anniversary of the Closing Date, which such present value shall be computed using a discount rate equal to the Treasury Rate plus fifty (50) basis points over (b) the principal amount of the Term Loans being prepaid; provided that in no event shall the Make-Whole Premium be less than zero. “Master Agreement” shall have the meaning set forth in the definition of the term “Hedging Transaction.” “Material Adverse Effect” shall mean a material adverse effect caused by a material adverse change in (a) the business, assets, properties, liabilities (actual or contingent), operations, financial condition or results of operations of the Parent and its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Credit Documents, (c) the Secured Parties’ ability to enforce their rights or remedies hereunder or under any of the other Credit Documents, or (d) the ability of the Parent and its Subsidiaries, taken as a whole, to perform their payment and other material obligations under the Credit Documents to which they are parties. “Material Contract” shall mean, as to any Person, (i) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate annual consideration payable to or by such Person or such Subsidiary of $10,000,000 or more, and (ii) all other contracts or agreements, the loss of which could reasonably be expected to result in a Material Adverse Effect. A reasonably detailed description of each Material Contract is set forth on Schedule 1.01(c) as of the Closing Date. “Material Joint Venture” shall mean Momentum Health Group, LLC, a Delaware limited liability company. “Material Real Property” shall mean any Real Property that has a fair market value in excess of $2,000,000, as reasonably determined by the Borrower based on information available to it. “Maturity Date” shall mean the date that is the earliest of (a) December 30, 2024, (b) the date on which the Commitments are voluntarily terminated pursuant to the terms hereof, (c) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise) in accordance with the terms hereof and (d) the date that is ninety-one (91) days prior to the maturity date of the 2021 Convertible Notes; provided, that, clause (d) of this definition shall not apply to any 2021 Convertible Notes, as applicable, if the Liquidity at all times within the four (4) months prior to 24 the maturity of such 2021 Convertible Notes exceeds the sum of (i) the principal amount of such maturing 2021 Convertible Notes, plus (ii) $40,000,000. “Minimum DDTL Borrowing Amount” shall mean $12,500,000. “Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business. “Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by any applicable Credit Party and the Administrative Agent for the benefit of the Secured Parties in respect of any Real Property owned by such Credit Party, in such form as agreed between such Credit Party and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Mortgaged Property” shall mean each parcel of Real Property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 8.11(d). “Multiemployer Plan” shall mean a “multiemployer plan” within the meaning of Section 3(37) of ERISA to which any Credit Party or any ERISA Affiliate makes, is making, is obligated, or within the last six (6) years has been obligated, to make contributions, or with respect to which any Credit Party has any liability, actual or contingent. “Net Proceeds” shall mean (a) in respect of a Disposition or Casualty Event, cash proceeds as and when received by the Person making a Disposition, as well as insurance proceeds and condemnation and similar awards received on account of a Casualty Event, net of: (i) in the event of a Disposition (w) the direct costs and expenses relating to such Disposition, (x) sales, use or other transaction Taxes actually paid, assessed or estimated by such Person (in good faith) to be payable in cash within the next twelve (12) months in connection with such proceeds provided, that if, after the expiration of the twelve (12) month period, the amount of estimated or assessed Taxes, if any, exceeded the Taxes actually paid in cash in respect of proceeds from such Disposition, the aggregate amount of such excess shall constitute Net Proceeds under Section 5.02 and, subject to Section 5.02(k), be immediately applied to the prepayment of the Obligations in accordance with Section 5.02(f), (y) amounts required to be applied to pay principal, interest and prepayment premiums and penalties on Indebtedness (other than the Obligations) secured by a Lien on the asset which is the subject of such Disposition and (z) with respect to a Disposition, any escrow or reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of the applicable Disposition undertaken by any Credit Party or other liabilities in connection with such Disposition (provided that upon release of any such escrow or reserve, the amount released shall be considered Net Proceeds) and (ii) in the event of a Casualty Event, (x) all money actually applied to repair or reconstruct the damaged property affected thereby or otherwise reinvested in replacement property in accordance with this Agreement, (y) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (z) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments and (b) in respect of any incurrence of Indebtedness, cash proceeds, net of underwriting discounts and out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of a Borrower. in respect of any incurrence of Indebtedness, cash proceeds, 25 net of underwriting discounts and reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of a Borrower. “Net Revenue” means, for any period, (a) the gross revenues during such period of the Credit Parties and their Subsidiaries, less (b)(i) service level adjustments, liquidated damages and claims interest arising from service arrangements, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustments and any other allowances which effectively reduce net selling price and (iii) any other similar and customary deductions used by any Credit Party in determining net revenues, all, in respect of (a) and (b), as determined in accordance with GAAP and in the ordinary course of business (and not, for the avoidance of doubt, revenues from extraordinary, nonrecurring or unusual events). “Non-Consenting Lender” shall have the meaning set forth in Section 12.07(b). “Non-Excluded Taxes” shall have the meaning set forth in Section 5.04(a). “Non-U.S. Lender” shall have the meaning set forth in Section 5.04(b). “Note” shall mean, as the context may require, a DDTL Note or a Term Loan Note. “Notice of Borrowing” shall have the meaning set forth in Section 2.03(a). “Notice of Conversion or Continuation” shall have the meaning set forth in Section 2.06. “Obligations” shall mean all Loans, advances, debts, liabilities, obligations, covenants and duties owing by any Credit Party to any Lender, Agent, or any other Person required to be indemnified hereunder, in each case, that arise under any Credit Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including all fees, expenses and other amounts accruing during the pendency of any proceeding of the type described in Section 10.01(h), whether or not allowed in such proceeding. “OFAC” shall have the meaning set forth in Section 7.26. “Organization Documents” shall mean: (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. 26

“Other Connection Taxes” shall mean, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan, or sold or assigned an interest in any Loan). “Other Taxes” shall mean any and all present or future stamp, court, documentary, intangible recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies (but excluding any Tax, charge or levy that constitutes an Excluded Tax) arising from any payment made hereunder or from the execution, delivery or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 12.07). “Parent” shall have the meaning set forth in the recitals to this Agreement. “Participant” shall have the meaning set forth in Section 12.06(c)(i). “Participant Register” shall have the meaning set forth in Section 12.06(c)(iii). “Passport Health Acquisition” shall mean the acquisition by Justify Holdings, Inc. of substantially all the assets of University Health Care, Inc., d/b/a Passport Health Plan and Passport Health Solutions, LLC. “Passport Health Acquisition Agreement” shall mean the Asset Purchase Agreement dated as of May 28, 2019, as amended on December 30, 2019, by and between University Health Care, Inc., Passport Health Solutions, LLC, Justify Holdings, Inc. and Parent. “Passport Health Note” shall mean that certain Surplus Note issued by University Health Care, Inc. in favor of Parent in an aggregate amount equal to $40,000,000. “Passport Shareholder Payment” shall mean any payment to the Sponsor Stockholders required to be made by any Credit Party pursuant to Section 4(b) of the Passport Stockholders Agreement. “Passport Stockholders Agreement” shall mean that certain Stockholders Agreement dated as of December 30, 2019, made by and among Justify Holdings, Inc., University of Louisville Physicians, Inc., Family Health Centers, Inc., University of Louisville Research Foundation, Inc., Louisville Metro Department of Public Health and Wellness, Park DuValle Community Health Center, Inc., University Norton Healthcare, Inc., University Medical Center, Inc., EH Holding Company, Inc., Parent, the Jewish Heritage Fund for Excellence, Inc. and each other Person who executes a joinder attached thereto. “Patriot Act” shall have the meaning set forth in Section 12.20. “PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto. 27

“Pension Plan” shall mean any single-employer plan, as defined in Section 4001(a)(15) of ERISA, and subject to Title IV of ERISA, Section 412 of the Code or Sections 302 or 303 of ERISA, that is or was within any of the preceding six plan years sponsored, maintained or contributed to (or to which there is or was an obligation to contribute) by any Credit Party or any ERISA Affiliate thereof, or respect of which any Credit Party or any ERISA Affiliate thereof otherwise has any obligation or liability, contingent or otherwise. “Permits” shall mean, with respect to any Person, any permit, approval, clearance, authorization, enrollment, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other contractual obligations with, any Governmental Authority, in each case, whether or not having the force of law and applicable to or binding upon such Person or any of its property or Products or to which such Person or any of its property or Products is subject. “Permitted Acquisition” shall mean any acquisition by a Credit Party or a Subsidiary of (i) all or substantially all of the assets of a target, which assets are located in the United States or (ii) one hundred percent (100%) of the Capital Stock of a target organized under the laws of any State in the United States or the District of Columbia, in each case, to the extent that each of the following conditions shall have been satisfied: (a) the Parent and its Subsidiaries (including any new Subsidiary) shall execute and deliver the agreements, instruments and other documents required by Section 8.11; provided, that, the Parent and its Subsidiaries may acquire Persons that do not become Credit Parties and assets that do not become Collateral in an amount not to exceed a total consideration of $25,000,000 after the Closing Date; (b) such acquisition shall not be hostile and shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equityholders of the target; (c) no Event of Default shall then exist or would exist after giving effect thereto; (d) pro forma Liquidity as of the date of consummation of such acquisition (after giving effect to the funding of all Loans and use of cash as of such date) of not less than $40,000,000); (e) Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 9.12 and 9.13; (f) the total consideration paid or payable for Permitted Acquisitions shall be funded solely with (x) net proceeds from an issuance of Qualified Capital Stock or cash on hand and from operations and (y) proceeds from a DDTL Facility; and (g) the total consideration paid with respect to target Persons with pro forma Target Consolidated Adjusted EBITDA that is less than $0 shall not exceed $10,000,000 in the aggregate after the Closing Date. 28

“Permitted Holders” shall mean TPG Growth II Advisors, Inc., TPG Growth II BDH, L.P. and TPG Eagle Holdings L.P. and each of their Affiliates and any funds or partnerships managed by any of them (but not including any portfolio companies or operating companies of any of the foregoing, notwithstanding the form of ownership of any such portfolio or operating companies), The Advisory Board Company and University of Pittsburgh Medical Center. “Permitted Liens” shall have the meaning set forth in Section 9.02. “Permitted Refinancing Indebtedness” shall mean Indebtedness issued or incurred (including by means of the extension or renewal of existing Indebtedness) to refinance, refund, extend, renew or replace existing Indebtedness of any Credit Party or any of its Subsidiaries permitted hereunder (the “Refinanced Indebtedness”); provided, that the original principal amount of such refinancing, refunding, extending, renewing or replacing Indebtedness does not exceed the principal amount of such Refinanced Indebtedness plus the amount of any interest, premiums or penalties required to be paid thereon plus fees and expenses associated therewith. “Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority. “Plan” shall mean a Pension Plan or a Multiemployer Plan. “Prepayment Premium” shall have the meaning set forth in Section 5.01(a). “Primary Obligator” shall have the meaning set forth in the definition of “Guarantee Obligations.” “Prime Rate” shall mean a variable per annum rate, as of any date of determination, equal to the rate as of such date published in The Wall Street Journal as being the “Prime Rate” (or, if more than one rate is published as the Prime Rate, then the highest of such rates). The Prime Rate will change as of the date of publication in The Wall Street Journal of a Prime Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the Prime Rate, the Administrative Agent shall choose a reasonably comparable index or source to use as the basis for the Prime Rate. “Privacy and Security Rules” shall have the meaning set forth in Section 7.31(i). “Products” shall mean any item or any service that is researched or developed, created, tested, packaged, labeled, distributed, manufactured, managed, performed, or otherwise used, offered, marketed, sold, or handled by or on behalf of the Credit Parties or any of their Subsidiaries, whether marketed or in development. “Pro Forma Basis” shall mean, for purposes of calculating the Total Secured Leverage Ratio: (a) Investments, acquisitions, mergers, consolidations and dispositions of any Subsidiary, line of business or division, that have been made by the specified Person or any of its Subsidiaries, or any Person or any of its Subsidiaries acquired by, merged or consolidated with the specified Person or any of its Subsidiaries, and including any related financing transactions and 29 incurrences of Indebtedness, and including increases in ownership of Subsidiaries, during the applicable reference period or subsequent to such reference period and on or prior to the date of determination will be given pro forma effect, as if they had occurred on the first day of the applicable reference period; (b) any Person that is a Subsidiary on the date of determination will be deemed to have been a Subsidiary at all times during such reference period; and (c) any Person that is not a Subsidiary on the date of determination will be deemed not to have been a Subsidiary at any time during such reference period; For purposes of this definition, whenever pro forma effect is given to a transaction, the pro forma calculations shall be made in good faith by an Authorized Officer of the Borrower and shall be reasonably satisfactory to the Administrative Agent. Any such pro forma calculation may include adjustments appropriate, in the good faith determination of the Borrower as set forth in an officers’ certificate, to reflect operating expense reductions (but not revenue increases) expected to result from the applicable pro forma event if such adjustments are reasonably satisfactory to the Administrative Agent. “Pro Rata Share” shall mean (a) with respect to the Initial Term Loan Commitment of any Lender at any time, a percentage, the numerator of which shall be the sum of such Lender’s unfunded Initial Term Loan Commitment, plus such Lender’s funded Initial Term Loans, and the denominator of which shall be the sum of the unused Initial Term Loan Commitments of all Lenders, plus all funded Initial Term Loans of all Lenders or (b) with respect to the DDTL Commitment of any Lender at any time, a percentage, the numerator of be the sum of such Lender’s unfunded DDTL Commitment, plus such Lender’s funded Delayed Draw Term Loan, and the denominator of which shall be the sum of the DDTL Commitment of all Lenders, plus all funded Delayed Draw Term Loan of all Lenders. “Qualified Capital Stock” shall mean any Capital Stock that is not Disqualified Capital Stock. “Qualified Cash” shall mean, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Credit Parties that are in deposit accounts or in securities accounts, or any combination thereof, which deposit accounts and securities accounts are the subject of Control Agreements and are maintained by a branch office of the applicable bank or securities intermediary located within the United States of America; provided, that, for the first sixty (60) days (or such longer period as reasonably agreed to by the Administrative Agent) following the Closing Date there shall be no requirement that cash and Cash Equivalents of the Credit Parties be held in accounts subject to Control Agreements in order for such cash and Cash Equivalents to be Qualified Cash. “Real Property” shall mean, with respect to any Person, all right, title and interest of such Person (including, without limitation, any leasehold estate) in and to a parcel of real property owned, leased or operated by such Person together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof. 30

“Refinanced Indebtedness” shall have the meaning set forth in the definition of “Permitted Refinancing Indebtedness.” “Register” shall have the meaning set forth in Section 12.06(b)(iv). “Regulatory Matters” shall mean, collectively, activities that are subject to Health Care Laws. “Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements. “Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements. “Regulation Notice” shall have the meaning set forth in Section 5.02(k). “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees, advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Release” shall mean a “release,” as such term has the meaning set forth in CERCLA. “Reportable Event” shall mean an event described in Section 4043 of ERISA and the regulations thereunder (excluding any such event for which the notice requirement has been waived by the PBGC). “Required Lenders” shall mean, at any date, Lenders having or holding a majority of (a) unused Commitments of Lenders plus (b) the aggregate outstanding principal amount of the Loans; provided that the Commitment of, and the portion of the outstanding principal amount of the Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Restricted Payment” shall mean, with respect to any Person, (a) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Stock of such Person or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property (it being understood, for the avoidance of doubt, that payments in the form of Capital Stock pursuant to an employee benefit plan shall not constitute Restricted Payments), (b) the payment or prepayment of principal of, or premium or interest or any other amount in respect of, any Indebtedness that is contractually subordinate to the Obligations unless such payment is permitted 31 under the terms of the subordination agreement applicable thereto, (c) any payment in respect of earn-out obligations and (d) any payment with respect to the Convertible Senior Notes. “Sanctions” shall have the meaning set forth in Section 7.26. “SEC” means the Securities and Exchange Commission. “S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business. “Secured Parties” shall mean, collectively, (a) the Lenders, (b) the Administrative Agent, (c) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Documents and (d) any successors, endorsees, transferees and permitted assigns of each of the foregoing. “Securitization” shall have the meaning set forth in Section 12.08. “Security Agreement” shall mean a Security Agreement, by and among each Credit Party and the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time. “Security Documents” shall mean, collectively, the Security Agreement, any Mortgage and each other security agreement or other instrument or document executed and delivered pursuant to Section 8.11 or pursuant to any of the Security Documents to secure any of the Obligations. “Significant Subsidiary” means a Subsidiary of the Borrower that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act. “Solvency Certificate” shall mean a solvency certificate dated as of the Closing Date, duly executed and delivered by an Authorized Officer of the Borrower to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent. “Solvent” shall mean, with respect to any Person, at any date, that (a) the sum of such Person’s debt (including Contingent Liabilities) does not exceed the present fair saleable value of such Person’s present assets, (b) such Person’s capital is not unreasonably small in relation to its business as contemplated on such date, (c) such Person has not incurred and does not intend to incur debts including current obligations beyond its ability to pay such debts as they become due (whether at maturity or otherwise) and (d) such Person is “solvent” within the meaning given that term and similar terms under Applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Somos” shall mean Somos Innovation, LLC, a Delaware limited liability company. 32

“Somos Capital Contributions” shall mean any capital contribution, loan, advance or other Investment made in Somos in an aggregate amount not to exceed $8,000,000, no more than $4,000,000 of which such amount may be paid in cash, after the Closing Date pursuant to the terms of that certain Amended and Restated Operating Agreement, dated as of May 21, 2019, by and among Somos, Borrower and the other members of Somos, as amended, restated, supplemented or modified from time to time. “Sponsor Stockholder” shall have the meaning set forth in the Passport Stockholders Agreement. “Statutory Reserve Rate” shall mean, for any day as applied to any Eurodollar Loan, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages that are in effect on that day (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, as prescribed by the Board and to which the Administrative Agent is subject, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subsidiary” of any Person shall mean and include (a) any corporation more than fifty percent (50%) of whose Voting Stock having by the terms thereof power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, directly or indirectly, through Subsidiaries and (b) any partnership, association, joint venture or other entity in which such Person, directly or indirectly, through Subsidiaries, has more than a fifty percent (50%) voting equity interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of a Credit Party. Notwithstanding the foregoing, solely to the extent the Securities Exchange Commission has permitted the Parent to treat Justify Holdings, Inc. as being an unconsolidated entity, then for the purposes of the definition of “Consolidated Adjusted EBITDA,” “Consolidated Net Income,” “Consolidated Secured Debt,” “Funded Debt” and Section 8.01(a)- (c), Section 8.01(f) and Section 9.13 Justify Holdings, Inc. shall not be considered a “Subsidiary.” “Target Consolidated Adjusted EBITDA” shall mean, for any specified trailing 12 month period, an amount determined for any Person equal to (a) the consolidated net income (or deficit) of such Person in accordance with GAAP after eliminating all extraordinary nonrecurring items of income, plus (b) without duplication and to the extent deducted in arriving at the consolidated net income of such Person, the sum of, without duplication, amounts for (i) total interest expense, (ii) provisions for Taxes based on income, (iii) total depreciation expense, (iv) total amortization expense, and (v) any other non-cash charges and expenses deducted in arriving at the consolidated net income of such Person (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of an item that was paid in a prior period), minus (c) without duplication and to the extent included in arriving at the 33 consolidated net income of such Person, amounts for non-cash gains (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash items in any prior period). “Taxes” shall mean all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, enacted, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties, additions to tax or similar liabilities with respect thereto. “Term Loan” shall mean the Initial Term Loan or Delayed Draw Term Loan. “Term Loan Note” shall mean a promissory note substantially in the form of Exhibit T-1. “Test Period” shall mean, for any date of determination under this Agreement, the four (4) consecutive fiscal quarters of Borrower most recently ended as of such date of determination. “Total Secured Leverage Ratio” shall mean, as of the last day of any Test Period, the ratio of (a) Consolidated Secured Debt as of such date to (b) Consolidated Adjusted EBITDA for such Test Period. “TRA” shall mean that certain Income Tax Receivables Agreement, dated as of June 4, 2015, by and among Parent, Borrower, TPG Eagle Holdings, L.P., Ptolemy Capital, LLC, The Advisory Board Company, UPMC, TPG Growth II BDH, L.P., Premier Health Partners, Oxeon Partners, LLC and Medstar Health, Inc., as amended, restated, supplemented or otherwise modified from time to time. “Transaction Documents” shall mean each of the documents executed and/or delivered in connection with the Transactions, including, without limitation, the Credit Documents but excluding the Warrants. “Transactions” shall mean, collectively, the transactions contemplated by the Credit Documents, including the Passport Health Acquisition and the transactions contemplated by the Passport Health Acquisition Agreement. “Transactions Rule” shall have the meaning set forth in Section 7.31(i). “Treasury Rate” shall mean as of any prepayment date, shall mean the yield to maturity at the time of computation of United States Treasury Securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519), which has become publicly available at least (2) two Business Days prior such prepayment (or, if such Statistical Release is no longer published, any publicly available source or similar market data) most nearly equal to the period from such prepayment date to the second anniversary of the Closing Date; provided, however, that if the period from such prepayment date to the second anniversary of the Closing Date, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one twelfth of a year) from the weekly average yields of United States Treasury Securities for which such yields are given. “Trustee” shall have the meaning set forth in the definition “2021 Convertible Notes.” 34

“Type” shall mean, as to any Loan, its nature as an ABR Loan or Eurodollar Loan. “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York. “Unasserted Contingent Obligations” shall have the meaning given to such term in the Security Agreement. “Unfunded Current Liability” of any Pension Plan shall mean the amount, if any, by which the present value of all accumulated benefit obligations under such Pension Plan as of the close of its most recent plan year, determined in accordance with FASB Accounting Standards Codification 715: Compensation - Retirement Benefits, as in effect on the date hereof, exceeds the fair market value of the assets of such Pension Plan allocable to such accrued benefits. “Unused DDTL Commitment Fee” shall have the meaning set forth in Section 4.01(b). “U.S.” and “United States” shall mean the United States of America. “Voting Stock” shall mean, with respect to any Person, shares of such Person’s Capital Stock having the right to vote for the election of directors (or Persons acting in a comparable capacity) of such Person under ordinary circumstances. “Warrant Holder” shall mean Ares. “Warrants” shall mean the warrants and related documentation issued to the Warrant Holder equal to 1.75% of the fully diluted shares outstanding of Class A common stock of Parent with a strike price equal to the amount set forth in the Warrants. “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof. (c) Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears. (d) The term “including” is by way of example and not limitation. 35

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (g) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document. SECTION 1.03 Accounting Terms and Determination. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Historical Financial Statements set forth in clause (a) of such definition, except as otherwise specifically prescribed herein. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article IX shall be made, without giving effect to any election under Accounting Standards Codification 825-10 or 470-20 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value.” A breach of any Financial Performance Covenant shall be deemed to have occurred as of the last day of the relevant specified measurement period, regardless of when the financial statements reflecting such breach are delivered to the Administrative Agent. SECTION 1.04 Rounding. Any financial ratios required to be maintained or complied with by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.05 References to Agreements, Laws, etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other Material Contracts shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are permitted by any Credit Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 36

SECTION 1.07 Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day. SECTION 1.08 Corporate Terminology. Any reference to officers, shareholders, stock, shares, directors, boards of directors, corporate authority, articles of incorporation, bylaws or any other such references to matters relating to a corporation made herein or in any other Credit Document with respect to a Person that is not a corporation shall mean and be references to the comparable terms used with respect to such Person. SECTION 1.09 UCC Definitions. When used in this Agreement, the following terms have the same definitions as provided in Article 9 of the UCC, but for convenience in this Agreement the first letter of all such terms shall be capitalized: “Accession,” “Account,” “Account Debtor,” “Authenticate” (and all derivations thereof), “Certificate Of Title”, “Chattel Paper,” “Commercial Tort Claim,” “Deposit Account,” “Document,” “Equipment,” “General Intangible,” “Goods,” “Health-Care-Insurance Receivable,” “Instrument,” “Inventory,” “Investment Property,” “Letter-Of-Credit Right,” “Obligor,” “Proceeds” (as specifically defined in Section 9-102(64) of the UCC), “Record,” “Secondary Obligor,” “Secured Party,” “Software” and “Supporting Obligation.” SECTION 1.10 Divisions; Series. For all purposes under the Credit Documents, if, in connection with any division or plan of division with respect to a limited liability company under Delaware law (or any comparable event under a different jurisdiction’s laws) or an allocation of assets to a series of a limited liability company under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such transaction shall constitute a “transfer” (as used in the definition of “Disposition” contained herein) from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized by the holders of its Capital Stock on the first date of its existence. ARTICLE II Amount and Terms of Credit Facilities SECTION 2.01 Loans. (a) Subject to and upon the terms and conditions herein set forth: (x) Each Lender having an Initial Term Loan Commitment, severally agrees to make a term loan (collectively, the “Initial Term Loan”) to the Borrower on the Closing Date in the amount of the Initial Term Loan Commitment of such Lender. (y) Each Lender having a DDTL Commitment, severally agrees to make a term loan or loans (collectively, the “Delayed Draw Term Loan”) to the Borrower on or 37

before the DDTL Commitment Expiration Date in the aggregate amount of the DDTL Commitment of such Lender. (b) Each of the Term Loans made pursuant to Section 2.01(a) may, at the option of the Borrower, (i) be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; provided, that all such Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type and (ii) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. (c) Each Lender, may at its option, make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Eurodollar Loan; provided, that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Eurodollar Loan and (ii) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the Borrower resulting therefrom. (d) Reductions in DDTL Commitments. Borrower may at any time upon at least two (2) Business Days' (or such shorter period as is acceptable to Administrative Agent) prior written notice by the Borrower to the Administrative Agent permanently reduce any DDTL Commitment; provided that such reductions shall be in an amount greater than or equal to $1,000,000 or, if less, the remaining amount of such DDTL Commitment. All reductions of a DDTL Commitment shall be allocated pro rata among all Lenders holding such DDTL Commitment. (e) Delayed Draw Term Loan Conditions: (i) Delayed Draw Term Loan Conditions. No Lender with a DDTL Commitment shall be obligated to fund any Delayed Draw Term Loan, unless each of the following conditions have been satisfied or waived in accordance with this Agreement (in addition to all other conditions to the funding of Delayed Draw Term Loan set forth in this Agreement): a. no Default or Event of Default shall have occurred or be continuing prior to and immediately after giving effect to such Delayed Draw Term Loan; b. proceeds of the Delayed Draw Term Loan shall be used by the Borrower solely for the purposes set forth in Section 8.10; c. to the extent the Delayed Draw Term Loans are to be used for the 2021 Convertible Notes Repurchase, Administrative Agent shall have received a notice from Parent specifying (i) the date of redemption and (ii) the principal amount of the 2021 Convertible Notes being redeemed, together with interest thereon payable on such date and evidence satisfactory to the Administrative Agent that after giving effect to such redemption, no 2021 Convertible Notes shall remain outstanding; 38

d. Administrative Agent shall have received a Notice of Borrowing in form and substance reasonably satisfactory to the Administrative Agent; e. Administrative Agent shall have received a pro forma balance sheet of Parent and its Subsidiaries giving effect to the Delayed Draw Term Loan; f. immediately after giving effect to such Delayed Draw Term Loan, no more than four (4) Delayed Draw Term Loans have been made; g. Liquidity on a pro forma basis shall not be less than $40,000,000; h. Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that the Borrower has achieved a minimum Net Revenue of (i) on or before March 31, 2020, $850,000,000 or (i) after April 1, 2020, $800,000, in each case, for the twelve-month period ending as of the last day of the fiscal quarter for which financial statements were delivered in accordance with Section 8.01(b); provided, that, to the extent True Health New Mexico, Inc. is sold, transferred or otherwise disposed of for Net Proceeds of $12,500,000 or more during any fiscal quarter pursuant to a transaction permitted hereunder, then the minimum Net Revenue required by this subclause shall thereafter be reduced by an amount equal to the lesser of (x) $150,000,000 and (y) the Net Revenue contributed by True Health New Mexico, Inc. for the twelve (12) month period ended as of last fiscal quarter for which such Net Revenue was calculated immediately prior to the consummation of such sale, transfer or disposition; and i. each of the conditions set forth in Section 6.02 shall have been satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in Section 6.02 shall be deemed to refer to date of funding of the Delayed Draw Term Loan). (ii) Terms. Each Delayed Draw Term Loan shall have the same pricing and maturity as the Initial Term Loan. (iii) Required Amendments. The Loans and Commitments established pursuant to this Section 2.01 shall constitute Term Loans and Commitments hereunder and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the applicable Collateral Documents. The Credit Parties shall take any actions 39 reasonably required by the Administrative Agent to ensure that the Liens and security interests granted by the applicable Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Loans and Commitments to the extent provided in any Collateral Documents. Each of the parties hereto, hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that all Delayed Draw Term Loans, which are not separate tranches, when originally made, are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished by requiring each outstanding Borrowing of Term Loans that are Eurodollar Loans to be converted into a Borrowing of Term Loans that are ABR Loans on the date of each such Delayed Draw Term Loan, or by allocating a portion of each such Delayed Draw Term Loan to each outstanding Borrowing of Term Loans that are Eurodollar Loans on a pro rata basis. Any conversion of Eurodollar Loans to ABR Loans required by the preceding sentence shall be subject to Section 2.11. SECTION 2.02 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing of Delayed Draw Term Loan shall not be less than the Minimum DDTL Borrowing Amount. More than one (1) Borrowing may be incurred on any date; provided, that at no time shall there be outstanding more than five (5) Borrowings of Eurodollar Loans under this Agreement. SECTION 2.03 Notice of Borrowing. (a) The Borrower shall give the Administrative Agent prior written notice in the form of Exhibit N-1 (a “Notice of Borrowing”) (or telephonic notice promptly confirmed in writing) (i) prior to 1:00 p.m. (New York time) at least three (3) Business Days’ prior to each Borrowing of Term Loans, which are to be initially Eurodollar Loans and (ii) prior to 12:00 noon (New York time) on the date of each Borrowing of Term Loans which are to be ABR Loans. Except as otherwise expressly provided in Section 2.10, each Notice of Borrowing shall be irrevocable and shall specify (A) the aggregate principal amount of the Term Loans to be made, (B) the date of the Borrowing (which shall be, in the case of Term Loans, the Closing Date) and (C) whether the Term Loans shall consist of ABR Loans and/or Eurodollar Loans and, if the Term Loans are to include Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Term Loans, of such Lender’s Pro Rata Share thereof and of the other matters covered by the related Notice of Borrowing. (b) [Reserved]. (c) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such telephonic notice. SECTION 2.04 Disbursement of Funds. 40

(a) No later than (i) 2:00 p.m. (New York time), in the case of each Borrowing of Delayed Draw Term Loans for which a Notice of Borrowing has been timely delivered in accordance with Section 2.03 (other than for Borrowings on the Closing Date), each Lender will make available its Pro Rata Share, if any, of the Borrowing requested to be made on such date in the manner provided below, and (ii) 5:00 p.m. (New York time), in the case of the making of the Initial Term Loan, if the conditions set forth in Article VI to the effectiveness of this Agreement are met prior to 4:00 p.m. (New York time) on the Closing Date, each Lender will make available its Pro Rata Share of the Initial Term Loan in the manner provided below. (b) Each Lender shall make available all amounts it is to fund to the Borrower, under any Borrowing, in immediately available funds to the Administrative Agent, and the Administrative Agent will make available to the Borrower, the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available the same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall promptly pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower, to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Federal Funds Rate or (ii) if paid by the Borrower, the then-applicable rate of interest, calculated in accordance with Section 2.08, applicable to ABR Loans. If the Borrower and such Lender shall pay interest to the Administrative Agent for the same (or a portion of the same) period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. (c) Nothing in this Section 2.04 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder). SECTION 2.05 Payment of Loans; Evidence of Debt. (a) Borrower agrees to pay to the Administrative Agent, for the benefit of the Lenders, on the Maturity Date, the aggregate amount of all outstanding Term Loans. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the appropriate lending office of such 41

Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement. (c) The Borrower agrees that from time to time on and after the Closing Date, upon the request to Administrative Agent by any Lender, at Borrower’s own expense, the Borrower will execute and deliver to such Lender a Note, evidencing the Loans made by, and payable to such Lender or registered assigns in a maximum principal amount equal to such Lender’s applicable Initial Term Loan Commitment, DDTL Commitment. The Administrative Agent shall maintain the Register pursuant to Section 12.06(b)(iv), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent from the Borrower and each Lender’s share thereof. (d) The entries made in the Register and accounts and subaccounts maintained pursuant to paragraphs (c) and (d) of this Section 2.05 shall, to the extent permitted by Applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure of any Lender or Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement. SECTION 2.06 Conversions and Continuations. (a) The Borrower shall have the option on any Business Day to convert all or a portion of the outstanding principal amount of Term Loans of one Type into a Borrowing or Borrowings of another Type and the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any Eurodollar Loans as Eurodollar Loans for an additional Interest Period; provided, that (i) no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum DDTL Borrowing Amount, (ii) ABR Loans may not be converted into Eurodollar Loans if an Event of Default is in existence on the date of the proposed conversion and the Administrative Agent has, or the Required Lenders in respect of the Credit Facility that is the subject of such conversion have, determined in its or their sole discretion not to permit such conversion, (iii) Eurodollar Loans may not be continued as Eurodollar Loans if an Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has, or the Required Lenders in respect of the Credit Facility that is the subject of such conversion have, determined in its or their sole discretion not to permit such continuation and (iv) Borrowings resulting from conversions pursuant to this Section 2.06 shall be limited in number as provided in Section 2.02. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to 1:00 p.m. (New York time) at least three Business Days (or one (1) Business Day in the case of a conversion into ABR Loans) (and in either case on not more than five (5) Business Days) prior to such proposed conversion or continuation, in the form of Exhibit N-2 (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted or continued into and, if such Loans are to be converted into or continued as Eurodollar Loans, the Interest Period to be initially 42 applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans. (b) If any Event of Default is in existence at the time of any proposed continuation of any Eurodollar Loans and the Administrative Agent has, or the Required Lenders in respect of the Credit Facility that is subject of such continuation have, determined in its or their sole discretion not to permit such continuation, such Eurodollar Loans shall be automatically converted into a Borrowing of ABR Loans effective as of the expiration date of such Interest Period. If, upon the expiration of any Interest Period in respect of Eurodollar Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in Section 2.06(a), Borrower shall be deemed to have elected to convert such Borrowing of Eurodollar Loans into a Borrowing of ABR Loans effective as of the expiration date of such current Interest Period. SECTION 2.07 Pro Rata Borrowings. Borrowing of the Initial Term Loan funded on the Closing Date under this Agreement shall be made by each Lender with an Initial Term Loan Commitment on the basis of its then-applicable Initial Term Loan Commitment. Each Borrowing of Delayed Draw Term Loan under this Agreement shall be made by each Lender with a DDTL Commitment on the basis of its then-applicable DDTL Commitment. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder. SECTION 2.08 Interest. (a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until repayment or prepayment thereof at a rate per annum that shall at all times be the Applicable Margin plus the ABR in effect from time to time. (a) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until repayment or prepayment thereof at a rate per annum that shall at all times be the Applicable Margin in effect from time to time plus the relevant Eurodollar Rate. (b) From and after the occurrence and during the continuance of any Event of Default, upon notice by the Administrative Agent or the Required Lenders to the Borrower (or automatically while any Event of Default under Section 10.01(a) or Section 10.01(h) exists), the Borrower shall pay interest on the principal amount of all Loans and all other due and unpaid Obligations, to the extent permitted by Applicable Law, at the rate described in Section 2.08(a) or Section 2.08(b), as applicable, plus two (2) percentage points per annum (the “Default Rate”). All such interest at the Default Rate shall be payable on demand of the Administrative Agent or the Required Lenders and in cash. (c) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the last day of each March, June, September and December, beginning with the fiscal quarter ending March 31, 2020 (the “ABR Interest Payment Date”), (ii) in respect of each Eurodollar Loan, quarterly in arrears on the last day of each March, June, September and December, commencing on March 31, 2020 (the “Eurodollar Interest 43

Payment Date”) and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. (d) [Reserved]. (e) On each of the ABR Interest Payment Date or Eurodollar Interest Payment Date, as applicable, Borrower shall pay all accrued and unpaid interest on the Term Loans by paying all such accrued interest in cash. All accrued, but unpaid Interest shall be payable in cash on the Maturity Date. (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto. SECTION 2.09 Interest Periods. At the time the Borrower gives a Notice of Borrowing or a Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 1:00 p.m. (New York time) on the third Business Day (and in any event, on not more than five Business Days’ notice) prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower shall have, by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) elected the Interest Period applicable to such Borrowing, which Interest Period shall be a three (3)-month period (subject to clause (a) below): (a) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the immediately preceding Interest Period expires; provided, that, (i) the initial Interest Period commencing on the Closing Date shall expire on March 31, 2020 and (ii) subject to clause (b) below, each Interest Period thereafter shall expire on the last day of each June, September, December and March, regardless of the commencement date of such Interest Period; and (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; and (c) the Borrower shall not be entitled to elect any Interest Period in respect of any Eurodollar Loan if such Interest Period would extend beyond the Maturity Date. SECTION 2.10 Increased Costs, Illegality, etc. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, in each case, shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto): (i) on any date for determining the Eurodollar Rate for any Interest Period that (A) deposits in the principal amounts of the Loans comprising any Eurodollar Loan are not generally available in the relevant market or (B) by reason of any changes arising on or after 44 the Closing Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or (ii) at any time, after the later of the Closing Date and the date such entity became a Lender hereunder, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (excluding all Taxes except any Other Connection Taxes that are not Connection Income Taxes) because of (A) any change since the date hereof in any Applicable Law (or in the interpretation or administration thereof and including the introduction of any new Applicable Law), such as, for example, without limitation, a change in official reserve requirements (but excluding changes in the rate of tax on the overall net income of such Lender), and/or (B) other circumstances affecting the interbank Eurodollar market or the position of such Lender in such market; or (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any Applicable Law (or would conflict with any such Applicable Law not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the date hereof that materially and adversely affects the interbank Eurodollar market, then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (if by telephone, confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (A) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to Eurodollar Loans that have not yet been incurred shall be deemed rescinded by the Borrower, (B) in the case of clause (ii) above, the Borrower shall, pay to such Lender, within five (5) days after receipt of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (C) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by law. Notwithstanding the other provisions of this Agreement, if the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error), or the Borrower and Required Lenders shall collectively notify the Administrative Agent in writing, that either (i) the circumstances set forth in Section 2.10(a)(i) have arisen and such circumstances are unlikely to be temporary, (ii) syndicated or comparable loans are currently being executed and/or amended to 45 include or adopt a new benchmark rate or rates (including, without limitation, credit or similar adjustments, in each case, to such rate or rates) or (iii) the circumstances set forth in Section 2.10(a)(i) have not arisen but the supervisor for the administrator of LIBOR (or any component thereof) or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR (or any component thereof) shall no longer be published for use in determining interest rates for loans (in the case of either such clause (i), (ii) or (iii), an “Alternative Interest Rate Election Event”), then reasonably promptly thereafter the Administrative Agent and Borrower may endeavor to establish an alternate rate of interest to LIBOR that gives due consideration to the then prevailing market convention for determining a rate of interest for leveraged comparable loans in the United States at such time (which may include such credit adjustments or other adjustments, in each case, to such rate as are present in the market for leveraged comparable loans in the United States at such time), and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (including, without limitation operational, term, conforming and other changes as may be reasonably determined by the Administrative Agent). Notwithstanding anything to the contrary in this Agreement, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days after the date notice of such alternate rate of interest is provided to the Lenders, a written notice from Required Lenders stating that they object to such amendment (which amendment shall not be effective prior to the end of such five (5) Business Day notice period). To the extent an alternate rate of interest is adopted as contemplated hereby, the approved rate shall be applied in a manner consistent with prevailing market convention. From such time as an Alternative Interest Rate Election Event has occurred and continuing until an alternate rate of interest has been determined in accordance with the terms and conditions of this paragraph, (A) any Notice of Borrowing that requests the conversion of any Loan to, or continuation of any Loan as, a Eurodollar Loan shall be ineffective, and (B) if any Notice of Borrowing requests a Eurodollar Loan, such Loan shall be made as a ABR Loan; provided that, to the extent such Alternative Interest Rate Election Event is as a result of clause (ii) above, then clauses (A) and (B) of this sentence shall apply during such period only if LIBOR for such Interest Period is not available or published at such time on a current basis. (b) At any time that any Eurodollar Loan is affected by the circumstances described in (i) Section 2.10(a)(ii), the Borrower may either (A) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (B) if the affected Eurodollar Loan is then outstanding, upon at least three (3) Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into an ABR Loan; provided, that if more than one Lender is so affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b) or (ii) Section 2.10(a)(iii), (A) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, such Borrowing shall automatically be deemed cancelled and rescinded and (B) if the affected Eurodollar Loan is then outstanding, each such Eurodollar Loan shall automatically be converted into an ABR Loan; provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b). 46

(c) If, after the later of the date hereof, and that date such entity becomes a Lender hereunder, the adoption of any Applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Lender or its parent with any request or directive made or adopted after such date regarding capital adequacy (whether or not having the force of law) of any such authority, association, central bank or comparable agency, has the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then within five (5) days after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any such Applicable Law as in effect on the date hereof. Each Lender (on its own behalf), upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will, as promptly as practicable upon ascertaining knowledge thereof, give written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts. The failure to give any such notice, with respect to a particular event, within the time frame specified in Section 2.13, shall not release or diminish any of the Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) for amounts accrued or incurred after the date of such notice with respect to such event. (d) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in Applicable Law, regardless of the date enacted, adopted or issued. (e) This Section 2.10 shall not apply to Taxes to the extent duplicative of Section 5.04. SECTION 2.11 Compensation. If (a) any payment of principal of a Eurodollar Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Eurodollar Loan as a result of a payment or conversion pursuant to Section 2.05, 2.06, 2.10, 5.01 or 5.01(d), as a result of acceleration of the maturity of the Loans pursuant to Article X or for any other reason, (b) any Borrowing of Eurodollar Loans is not made as a result of a withdrawn Notice of Borrowing (except with respect to a revocation as provided in Section 2.10 or by reason of a Lender being a Defaulting Lender), (c) any ABR Loan is not converted into a Eurodollar Loan as a result of a withdrawn Notice of Conversion or Continuation, (d) any Eurodollar Loan is not continued as a Eurodollar Loan as a result of a withdrawn Notice of Conversion or Continuation or (e) any prepayment of principal of a Eurodollar Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 5.01 or 5.01(d), the Borrower 47 shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue, failure to prepay, reduction or failure to reduce, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Eurodollar Loan. SECTION 2.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(b) or 5.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided, that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender provided in Section 2.10 or 5.04. SECTION 2.13 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10, 2.11 or 5.04 is given by any Lender more than one hundred twenty (120) days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.10, 2.11 or 5.04, as the case may be, for any such amounts incurred or accruing prior to the giving of such notice to the Borrower. SECTION 2.14 [Reserved]. SECTION 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 5.02(j) or Article X or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 12.09), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender 48 has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a noninterest bearing deposit account and released in order to satisfy such Defaulting Lender’s potential future funding with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. A Lender that is a Defaulting Lender shall not be entitled to receive any Unused DDTL Commitment, for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Lenders to hold their respective Pro Rata Share of Loans, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to a Lender that is not a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III [RESERVED] 49

ARTICLE IV Fees and Commitment Terminations SECTION 4.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent, all the Fees set forth in the Fee Letter. (b) The Borrower agrees to pay to each Lender having a DDTL Commitment a commitment fee (the “Unused DDTL Commitment Fee”) calculated at the rate of one percent (1.00%) on the daily balance of the DDTL Commitment of such Lender during each fiscal quarter or portion thereof from the Closing Date to the DDTL Commitment Expiration Date. The Unused DDTL Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December, beginning with the fiscal quarter ending March 31, 2020, and on the DDTL Commitment Expiration Date or any earlier date on which the DDTL Commitments shall terminate. SECTION 4.02 Mandatory Termination of Commitments. (a) The Initial Term Loan Commitment shall terminate at 5:00 p.m. (New York time) on the Closing Date. (b) The DDTL Commitment shall terminate at 5:00 p.m. (New York time) on the DDTL Commitment Expiration Date. ARTICLE V Payments SECTION 5.01 Prepayments Premium; Voluntary Prepayments. (a) Subject to the terms and conditions set forth in this Section 5.01, the Borrower shall have the right to prepay the Loans, in whole or in part, from time to time subject to payment of the following Make-Whole Premium or prepayment premium (expressed as a percentage of the principal amount of the Term Loans being prepaid) (the “Prepayment Premium”), as applicable, plus accrued and unpaid interest on the principal amount being prepaid to the prepayment date. Each prepayment (x) made on or prior to the second anniversary of the Closing Date shall be made subject to payment of the Make-Whole Premium and (y) made after the second anniversary of the Closing Date shall be subject to payment of the applicable Prepayment Premium set forth below (which shall be calculated as the percentage set forth below multiplied by the amount being prepaid): Time Period Prepayment Premium After the second 4.0% anniversary, but on or prior 50 to the third anniversary of the Closing Date After the third anniversary, 3.0% but on or prior to the fourth anniversary of the Closing Date After the fourth 2.0% anniversary, but prior to the fifth anniversary of the Closing Date On or after the fifth 0.0% anniversary of the Closing Date (b) When making a voluntary partial prepayment, the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of (i) its intent to make such prepayment, (ii) the amount of such prepayment and (iii) in the case of Eurodollar Loans, the specific Borrowing(s) pursuant to which such prepayment will be made, no later than (A) in the case of Eurodollar Loans, 1:00 p.m. (New York time) three (3) Business Days prior to, and (B) in the case of ABR Loans, 1:00 p.m. (New York time) on the date of such prepayment, and such prepayment shall promptly be transmitted by the Administrative Agent to each of the relevant Lenders, as the case may be. (c) Each voluntary partial prepayment of any Loans shall be in a multiple of $500,000 and in aggregate principal amount of at least $100,000; provided, that no partial prepayment of Eurodollar Loans outstanding under a single Borrowing shall reduce the outstanding Eurodollar Loans outstanding under such Borrowing to an amount less than $500,000. (d) With respect to each prepayment of Term Loans pursuant to this Section 5.01, the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided, that the Borrower pays any amounts, if any, required to be paid pursuant to Section 2.11 with respect to prepayments of Eurodollar Loans made on any date other than the last day of the applicable Interest Period. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11. Each such prepayment shall be accompanied by all accrued interest on the Loans so prepaid, through the date of such prepayment. (e) Each prepayment in respect of any Term Loans pursuant to this Section 5.01 shall be applied ratably to Term Loans. SECTION 5.02 Mandatory Prepayments. (a) Within five (5) Business Days of the receipt by any Credit Party of any Net Proceeds from any Disposition (other than a Disposition under Section 9.04(b)-(k), (m), (p), (q) or (r)), the Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of the Net Proceeds from such Disposition in excess of $3,000,000 in any fiscal year (when combined 51 with Net Proceeds from other Dispositions and Casualty Events received in such fiscal year), to be applied as set forth in Section 5.02(g); provided, that, except with respect to a Disposition of True Health New Mexico, Inc., the Borrower may, at its option by notice in writing to the Administrative Agent, which such notice shall be received within thirty (30) days of the receipt of the Net Proceeds from such Disposition, within one hundred eighty (180) days after such event (or, if such Credit Party shall have entered into a binding commitment for the use of such Net Proceeds within such one hundred eighty (180) days, three hundred sixty (360) days after such event), instead reinvest such Net Proceeds in assets to be used in the business of the Borrower so long as no Event of Default shall have occurred and be continuing at such time, in each case as certified by the Borrower in writing to the Administrative Agent. Nothing in this Section 5.02(a) shall be construed to permit or waive any Default or Event of Default arising from any Disposition not permitted under the terms of this Agreement. (b) Within five (5) Business Days of the receipt by any Credit Party of any Net Proceeds from any Casualty Event, the Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Proceeds in excess of $3,000,000 in any fiscal year (when combined with Net Proceeds from Dispositions and other Casualty Events received in such fiscal year), to be applied as set forth in Section 5.02(g); provided, that so long as no Event of Default shall have occurred and be continuing, the Borrower may, at its option by notice in writing to the Administrative Agent, which such notice shall be received within thirty (30) days of the receipt of the Net Proceeds from such Casualty Event, apply such Net Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property, or otherwise reinvest such Net Proceeds in assets to be used in the business, so long as such Net Proceeds are in fact used to rebuild or replace the damaged, destroyed or condemned assets or property, or otherwise so reinvested, within one hundred eighty (180) days following the receipt of such Net Proceeds (or, if such Credit Party shall have entered into a binding commitment for the use of such Net Proceeds within such one hundred eighty (180) days, three hundred sixty (360) days after such event), with the amount of Net Proceeds unused after such period to be applied as set forth in Section 5.02(g). (c) [Reserved]. (d) Concurrently with the incurrence of any Indebtedness by any Credit Party (other than Indebtedness permitted under Section 9.01), the Borrower shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Proceeds, to be applied as set forth in Section 5.02(g). Nothing in this Section 5.02(d) shall be construed to permit or waive any Default or Event of Default arising from any incurrence of Indebtedness not permitted under the terms of this Agreement. (e) Substantially concurrently with any Change of Control, the Borrower shall prepay the Loans in full, to be applied as set forth in Section 5.02(g). (f) Immediately upon any acceleration of any Loans pursuant to Section 10.02, the Borrower shall repay all the Loans and other Obligations, unless only a portion of all the Loans and other Obligations is so accelerated (in which case the portion so accelerated shall be so repaid). 52

(g) Subject to Section 5.02(k), amounts to be applied in connection with prepayments and Commitment reductions made pursuant to this Section 5.02 shall be applied, first, to the prepayment of the Term Loans, together with any accrued and unpaid interest thereon, until such Term Loans are repaid in full and, second, to the prepayment of any other outstanding Obligations. (h) Each prepayment of the Loans under Section 5.02 shall be accompanied by accrued interest to the date of such prepayment on the principal amount prepaid and the Prepayment Premium or Make-Whole Premium, as applicable. (i) Application to Loans. With respect to each prepayment of Term Loans required by this Section 5.02, the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided, that the Borrower pays any amounts, if any, required to be paid pursuant to Section 2.11 with respect to prepayments of Eurodollar Loans made on any date other than the last day of the applicable Interest Period. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11. Subject to clause (g), each prepayment in respect of any Term Loans pursuant to this Section 5.02 shall be applied ratably to the outstanding Term Loans. (j) Application of Collateral Proceeds and Payments. Notwithstanding anything to the contrary in Section 5.01, Section 5.02 or any other provision of any Credit Document, (x) all payments (including, without limitation, prepayments) in respect of the Obligations after acceleration and (y) all proceeds of Collateral and other payments received by the Administrative Agent pursuant to the exercise of remedies against the Collateral, applied as set forth in this clause (j), as follows: (i) first, ratably to pay any fees then due to the Administrative Agent under the Credit Documents and any costs or expense reimbursements of the Administrative Agent and any indemnities then due to the Administrative Agent under the Credit Documents, until paid in full, (ii) second, ratably, to pay any fees or premiums (including Prepayment Premiums and Make-Whole Premiums, if applicable) then due to any of the Lenders of any Term Loans until paid in full, (iii) third, ratably to pay any costs or expense reimbursements of Lenders of any Term Loans and indemnities then due to any of the Lenders of any Term Loans until paid in full, (iv) fourth, ratably to pay interest due in respect of the outstanding the Term Loans until paid in full, (v) fifth, ratably to pay the outstanding principal balance of the Term Loans (in the inverse order of the maturity of the installments due thereunder) until the Term Loans are paid in full, 53

(vi) sixth, to pay any other Obligations in respect of Term Loans, (vii) seventh, to Borrower or such other Person entitled thereto under Applicable Law. Prepayment Premium and/or Make-Whole Premium, if any, shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any Prepayment Premiums and/or Make-Whole Premiums payable in accordance with this Section 5.02(j) shall be presumed to be the liquidated damages sustained by each Lender as the result of any of the events described in this Section 5.02 and the Credit Parties agree that such Prepayment Premium and/or Make-Whole Premium are reasonable under the circumstances currently existing. THE CREDIT PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM AND/OR MAKE-WHOLE PREMIUM IN CONNECTION WITH ANY OF THE EVENTS DESCRIBED IN CLAUSE (i) ABOVE INCLUDING IN CONNECTION WITH ANY VOLUNTARY OR INVOLUNTARY ACCELERATION OF THE OBLIGATIONS PURSUANT TO ANY INSOLVENCY PROCEEDING OR OTHER PROCEEDING PURSUANT TO ANY DEBTOR RELIEF LAWS OR PURSUANT TO A PLAN OF REORGANIZATION. The Credit Parties expressly agree that: (w) each of the Prepayment Premium and Make-Whole Premium is reasonable and are the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (x) each of the Prepayment Premium and Make-Whole Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (y) there has been a course of conduct between Lenders and the Credit Parties giving specific consideration in this transaction for such agreement to pay each of the Prepayment Premium and/or Make-Whole Premium; and (z) the Credit Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Credit Parties expressly acknowledge that their agreement to pay each of the Prepayment Premium and/or Make-Whole Premium to the Lenders is a material inducement to Lenders to make the Loans. (k) Notwithstanding the foregoing, each Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of any class of Term Loans required to be made pursuant to clauses (a), (b), or (c) of this Section 5.02 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 1:00 p.m. one (1) Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment (subject to extension by Administrative Agent in its sole discretion). Each Rejection Notice from a Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of such Term Loans. Any Declined Proceeds may be retained by the Borrower. SECTION 5.03 Payment of Obligations; Method and Place of Payment. 54

(a) The obligations of the Borrower hereunder and under each other Credit Document are not subject to counterclaim, set-off, rights of rescission or any other defense. Subject to Section 5.02, and except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrower, without set-off, rights of rescission, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Secured Parties entitled thereto, as the case may be, not later than 2:00 p.m. (New York time) on the date when due and shall be made in immediately available funds in Dollars to the Administrative Agent. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 p.m. (New York time), on such day) like funds relating to the payment of principal or interest or Fees ratably to the Secured Parties entitled thereto. (b) For purposes of computing interest or fees, any payments under this Agreement that are made later than 2:00 p.m. (New York time), shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall continue to accrue during such extension at the applicable rate in effect immediately prior to such extension. SECTION 5.04 Net Payments. (a) Subject to the following sentence, all payments made by or on behalf of the Borrower under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any current or future Taxes (including Other Taxes) other than Excluded Taxes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) are required to be withheld from any amounts payable under this Agreement, the Borrower shall increase the amounts payable to the Administrative Agent or such Lender to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes, including any such Non- Excluded Taxes payable in respect of additional amounts paid pursuant to this Section 5.04(a)) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Administrative Agent for its own account or for the account of such Secured Party, as the case may be, a certified copy of an original official receipt (or other evidence acceptable to such Lender, acting reasonably) received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental Taxes, interest, costs or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law. The agreements in this Section 5.04(a) shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (b) Each Lender that is not organized under the laws of the United States of America or any state thereof (a “Non-U.S. Lender”) shall: 55

(i) deliver to the Borrower and the Administrative Agent (2) two copies of either (A) in the case of Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” United States Internal Revenue Service Form W-8BEN or W-8BEN-E (together with a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), (B) Internal Revenue Service Form W-8BEN, W-8BEN-E or Form W-8ECI, or (C) to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-9, the certificate described in (A) above, if applicable, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Non- U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender will provide the documents set forth in (A) above on behalf of each such direct and indirect partner, in each case, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. federal withholding tax on payments by the Borrower under this Agreement; (ii) deliver to the Borrower and the Administrative Agent two (2) further copies of any such form or certification (or any applicable successor form) promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender; and (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent, unless in any such case any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent, in which case such Lender shall not be required to provide any form under subparagraphs (i) or (ii) above. Each Person that shall become a Participant pursuant to Section 12.06 or a Lender pursuant to Section 12.06 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 5.04(b) or Section 5.04(c), as applicable; provided, that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased. Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver. (c) Each Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate; provided, that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender. 56

(d) The Borrower shall indemnify the Administrative Agent and each Lender within ten (10) days after written demand therefor, for the full amount of any Non-Excluded Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Non-Excluded Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest, additions to tax and reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error. (e) If a payment made to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (f) If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of a Tax for which an additional payment has been made by the Borrower pursuant to this Section 5.04 or Section 12.05 of this Agreement, then such Lender or the Administrative Agent, as the case may be, shall reimburse the Borrower for such amount (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.04 and Section 12.05 with respect to the Tax giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed on the receipt of such refund) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person. (g) Any Lender claiming any additional amounts payable pursuant to this Section 5.04 shall use its reasonable efforts (consistent with its internal policies and requirements under Applicable Laws) to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the reasonable determination of such Lender, be otherwise disadvantageous to such Lender. 57

(h) Each party’s obligations under this Section 5.04 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Loans and Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. SECTION 5.05 Computations of Interest and Fees. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of (a) three hundred and sixty five (365) (or three hundred and sixty six (366) as appropriate) days in the case of ABR Loans and (b) three hundred and sixty (360) days in all other cases. Payments due on a day that is not a Business Day shall (except as otherwise required by Section 2.09(c)) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment. ARTICLE VI Conditions Precedent SECTION 6.01 Conditions Precedent to Initial Credit Extension. The making of the initial Credit Extension is subject to the satisfaction (or waiver) of the following conditions precedent on or before the Closing Date: (a) Credit Documents. The Administrative Agent shall have received the following documents, duly executed by an Authorized Officer of each Credit Party and each other relevant party: (i) this Agreement; (ii) the Fee Letter; (iii) the Intercompany Subordination Agreement; (iv) the Guarantee Agreement; (v) the Security Agreement; (vi) each Note requested by any Lender; (vii) the Notice of Borrowing, reasonably satisfactory to the Administrative Agent; and (viii) the Letter of Direction and flow of funds, reasonably satisfactory to the Administrative Agent. (b) Collateral. 58

(i) To the extent required under the Security Documents, all Capital Stock of each Subsidiary (other than Excluded Subsidiaries) of each Credit Party shall have been pledged to the Administrative Agent. (ii) For all Indebtedness for borrowed money owed to any of the Credit Parties in excess of $2,000,000 that is evidenced by one or more promissory notes, such promissory notes shall have been pledged pursuant to the Security Agreement, and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank. (iii) The Administrative Agent shall have received the results of a search of the UCC filings (or equivalent filings), in addition to tax Lien, judgment Lien, bankruptcy and litigation searches made with respect to each Credit Party, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence satisfactory to the Administrative Agent that the Liens indicated in any such financing statement and other filings (or similar document) are Permitted Liens or have been released or will be released substantially simultaneously with the initial Credit Extensions hereunder. (iv) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, the appropriate UCC (or equivalent) financing statements for filing in such office or offices as may be necessary or, in the opinion of Administrative Agent, desirable, to perfect the Administrative Agent’s Liens in and to the Collateral. (c) Legal Opinions. The Administrative Agent shall have received executed legal opinions of King & Spalding LLP, counsel to the Borrower and the other Credit Parties, which opinion shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent. (d) Warrants. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, the Warrants executed by Parent. (e) Legal and Collateral Due Diligence. The Administrative Agent shall have completed its legal and collateral due diligence, including a satisfactory review of regulatory due diligence and a satisfactory review of the terms of the Convertible Senior Notes. (f) Officer’s Certificates. The Administrative Agent shall have received a certificate for each Credit Party, dated the Closing Date, duly executed and delivered by such Credit Party’s General Counsel, secretary, other duly authorized officer, sole shareholder, managing member or general partner, as applicable, as to: (i) resolutions of each such Person’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) or shareholder(s) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents and the other Transaction Documents applicable to such Person and the execution, delivery and performance of each Credit Document and each other Transaction Document, in each case, to be executed by such Person; 59

(ii) the incumbency and signatures of its certain of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person; (iii) each such Person’s Organization Documents, as amended, modified or supplemented as of Closing Date, with the certificate or articles of incorporation or formation certified by the appropriate officer or official body of the jurisdiction of organization of such Person; (iv) certificates of good standing with respect to each Credit Party from its relevant jurisdiction of incorporation or formation, each dated within a recent date prior to the Closing Date, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing in such jurisdiction. (g) Other Documents and Certificates. The Administrative Agent shall have received the following documents and certificates, each of which shall be dated the Closing Date and properly executed by an Authorized Officer of each applicable Credit Party, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel a certificate of an Authorized Officer of the Borrower, certifying as to such items as reasonably requested by the Administrative Agent, including, without limitation: (A) the consummation of the Transactions, all in accordance with Applicable Laws and the Transaction Documents; (B) the receipt of all required approvals and consents of all Governmental Authorities and other third parties with respect to the consummation of the Transactions (if any) and the transactions contemplated by the Transaction Documents; and (C) the names of each of the officers and directors of each Credit Party as of the Closing Date. (h) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate of the chief financial officer of the Borrower, on behalf of the Credit Parties, confirming the Solvency of the Credit Parties and their Subsidiaries after giving effect to the Transactions. (i) Passport Health Note. The Administrative Agent shall have received the Passport Health Note, together with an instrument of transfer with respect thereto endorsed in blank. (j) Minimum Liquidity. Liquidity shall not be less than $25,000,000. (k) Financial Information. The Administrative Agent shall have received (or in the case of clause (i) below, made available to the Administrative Agent through the materials filed with the SEC) the following documents and reports (each in form and substance reasonably satisfactory to the Administrative Agent): 60

(i) the Historical Financial Statements; (ii) the forecasted financial projections of the Credit Parties (including Liquidity calculations) for the fiscal years 2020-2022 as of the Closing Date along with a pro forma balance sheet of the Parent and its Subsidiaries as of September 30, 2019 after giving effect to the Transactions; and (iii) a detailed sources and uses statement which reflects (A) the sources of all funds to be used by the Credit Parties to consummate the Transactions and to pay all transaction expenses incurred in connection therewith (including the fees, costs and expenses due and payable pursuant to the Fee Letter, Sections 4.01 and 12.05) and (B) all uses of such funds, which sources and uses shall be attached as an exhibit to the Notice of Borrowing delivered pursuant to Section 6.01(a). (l) Insurance. The Administrative Agent shall have received a certificate of insurance, in each case, as to the insurance required by Section 8.03, in form and substance reasonably satisfactory to Administrative Agent. (m) Payment of Outstanding Indebtedness. (A) On the Closing Date, the Credit Parties and each of their respective Subsidiaries shall have no outstanding Indebtedness for borrowed money other than the Loans hereunder and the Indebtedness (if any) listed on Schedule 7.24, and the Administrative Agent shall have received copies of all documentation and instruments evidencing the discharge of all such Indebtedness paid off in connection with the Transactions on the Closing Date, and (B) all Liens (other than Permitted Liens) securing payment of any such Indebtedness shall have been released and the Administrative Agent shall have received pay-off letters and all form UCC-3 termination statements and other instruments as may be reasonably requested by Administrative Agent in connection therewith. The terms, maturity and subordination of any indebtedness listed on Schedule 7.24 shall be satisfactory to the Administrative Agent. (n) Material Adverse Effect. There has been no Material Adverse Effect, since December 31, 2018. (o) Fees and Expenses. Each of the Administrative Agent and each Lender shall have received, for its own respective account, (i) all fees and expenses due and payable to such Person under the Fee Letter and (ii) the reasonable fees, costs and expenses due and payable to such Person pursuant Sections 4.01 and 12.05 (including the reasonable and documented fees, disbursements and other charges of counsel) for which invoices have been presented at least one (1) Business Day prior to the Closing Date. (p) Patriot Act Compliance. The Administrative Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information required by banking regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, rules and regulations, and any required Patriot Act compliance, the results of which are satisfactory to Administrative Agent in its sole discretion. (q) No Adverse Actions. The Administrative Agent shall be reasonably satisfied that there is no action or proceeding before any court or Governmental Authority, 61 litigation or investigation, pending or threatened in writing against the Borrower or any other Credit Party, or any of their respective Subsidiaries wherein an unfavorable judgment, decree or order would (w) prevent the consummation of any of the Transactions, (x) declare unlawful any of the Transactions, (y) reasonably be expected to cause any of the Transactions to be rescinded or (z) result in damages owing by Ares in connection with the consummation of the Transactions. (r) Passport Health Acquisition. Substantially concurrently with the initial funding of the Loans hereunder, the Passport Health Acquisition shall have been consummated in all material respects in accordance with the terms of the Passport Health Acquisition Agreement. SECTION 6.02 Conditions Precedent to all Credit Extensions. (a) No Default; Representations and Warranties. The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of the condition precedent that at the time of each such Credit Extension and also after giving effect thereto, and in the case of the Credit Extensions on the Closing Date, both before and after giving effect to the consummation of the Transactions: (i) no Default or Event of Default shall have occurred and be continuing, (ii) all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects (except in the case of the initial Credit Extensions to occur on the Closing Date, in which case all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all respects), in each case, with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates, and (iii) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, such Credit Extension shall have been issued and remain in force by any Governmental Authority against the Borrower, the Administrative Agent, any Lender. The acceptance of the benefits of each Credit Extension shall constitute a representation and warranty by each Credit Party to each of the Lenders that all the applicable conditions specified above are satisfied as of that time. (b) Notice of Borrowing. Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.03. ARTICLE VII Representations, Warranties and Agreements In order to induce the Lenders to enter into this Agreement, make the Loans as provided for herein, the Credit Parties make the following representations and warranties as of the Closing Date and as of the date of making of each Loan thereafter, all of which shall survive the execution and delivery of this Agreement: 62

SECTION 7.01 Corporate Status. Each Credit Party and each of their Subsidiaries (a) is a duly organized or formed and validly existing corporation, limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except where the failure to be so qualified, authorized or in good standing could not reasonably be expected to result in a Material Adverse Effect. SECTION 7.02 Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered the Credit Documents and each other Transaction Document to which it is a party and such Transaction Documents constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law). SECTION 7.03 No Violation. None of (a) the execution, delivery and performance by any Credit Party of the Credit Documents to which it is a party and compliance with the terms and provisions thereof, (b) the consummation of the Transactions, or (c) the consummation of the other transactions contemplated hereby or thereby on the relevant dates therefor will (i) contravene in any material respect any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Permitted Liens and Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust or (B) any other Material Contracts, in the case, of either clause (A) and (B) to which any Credit Party is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents any Credit Party, except with respect to any conflict, breach or contravention or default (but not the creation of Liens other than Permitted Liens) referred to in clauses (ii)(A) or (ii)(B), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect. SECTION 7.04 Litigation, Labor Controversies, etc. There is no litigation, action, proceeding or labor controversy (including, without limitation, strikes, lockouts or slowdowns) against the Credit Parties or any of their respective Subsidiaries that is pending or, to the knowledge of any Credit Party, threatened in writing (a) except as disclosed in Schedule 7.04 and other matters that could not reasonably be expected to (x) have a Material Adverse Effect, or (y) result in monetary judgments or relief, individually or in the aggregate, in excess of $5,000,000 or (b) which purports to affect the legality, validity or enforceability of any Credit Document, any Transaction Document or the Transactions. 63

SECTION 7.05 Use of Proceeds; Regulations U and X. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 8.10. No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with Regulation U or Regulation X. No Credit Party and no Subsidiary of any Credit Party owns any margin stock. SECTION 7.06 Approvals, Consents, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements and other equivalent filings for foreign jurisdictions and (c) to the extent the Capital Stock of any Licensed Insurance Entity is subject to any Applicable Laws affecting any future rights or remedies of a Secured Party with respect to such Capital Stock) is required for the consummation of the Transactions or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the other Transaction Documents, in each case by any of the parties thereto. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Transaction Documents, the consummation of the Transactions, the making of any Credit Extension or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents. SECTION 7.07 Investment Company Act. No Credit Party is required to be registered, or will be required to be registered after giving effect to the Transactions and the transactions contemplated under the Credit Documents, as an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940. SECTION 7.08 Full Disclosure. (a) In connection with the execution of this Agreement and the Transactions, Credit Parties have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party or any of its Subsidiaries is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to have Material Adverse Effect. None of the factual written information and data (taken as a whole) at any time furnished by any Credit Party, any of their respective Subsidiaries or any of their respective authorized representatives in writing to the Administrative Agent or any Lender (including all information contained in the representations and warranties, reports, exhibits or otherwise in the Credit Documents but excluding the Budget, any pro forma financial information or projections, which are subject to the requirements of clause (b) below) for purposes of or in connection with this Agreement or any of the Transactions contains any untrue statement of a material fact or omits to state any material fact necessary to make such information and data (taken as a whole) not materially misleading, in each case, at the time such information was provided in light of the circumstances under which such information or data was furnished. 64

(b) The Budget, pro forma financial information, Liquidity calculations and projections provided pursuant to this Agreement were prepared in good faith based upon assumptions believed by the Credit Parties to be reasonable at the time made in light of then current market conditions, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts, are subject to uncertainties and contingencies, and that actual results during the period or periods covered by any such projections are not guaranties of financial performance and may differ from the projected results and such differences may be material. SECTION 7.09 Financial Condition; No Material Adverse Effect. (a) The Historical Financial Statements present fairly in all material respects the financial position and results of operations of the Credit Parties at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year end audit adjustments and to the absence of footnotes. The Historical Financial Statements and all of the balance sheets, all statements of income and of cash flow and all other financial information furnished pursuant to Section 8.01 have been and will for all periods following the Closing Date be prepared in accordance with GAAP consistently applied. All of the financial information furnished pursuant to Section 8.01 presents fairly in all material respects the financial position and results of operations of the Credit Parties at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year end audit adjustments and to the absence of footnotes. (b) There are no material liabilities of any Credit Party of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in any such liabilities, other than those liabilities provided for or disclosed in the most recently delivered financial statements pursuant to Section 8.01 or otherwise disclosed hereunder. (c) Since December 31, 2018, there has been no circumstance, event or occurrence, and no fact is known to the Credit Parties that has resulted in or could reasonably be expected to result in a Material Adverse Effect. SECTION 7.10 Tax Returns and Payments. Each Credit Party has filed all applicable federal and state income Tax returns and all other material Tax returns, domestic and foreign, required to be filed by them and has paid all material Taxes and assessments payable by them that have become due, other than those not yet delinquent or being diligently contested in good faith by appropriate proceedings and by proper proceedings which stay the enforcement of any Lien as to which such Credit Party has maintained adequate reserves in accordance with GAAP. SECTION 7.11 Compliance with ERISA. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) each Pension Plan is in compliance with ERISA, the Code and any Applicable Law; (b) no ERISA Event has occurred (or is reasonably likely to occur); (c) each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service, and nothing has occurred subsequent to the issuance of such determination letter which 65 would reasonably be expected to prevent, or cause the loss of, such qualification; (d) no failure by any Credit Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan when due has occurred; (e) none of the Credit Parties or any ERISA Affiliate has incurred (or is reasonably expected to incur) any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code; and (f) no Lien imposed under the Code or ERISA on the assets of any of the Credit Parties or any ERISA Affiliate exists (or is reasonably likely to exist). Except as could not reasonably be expected to have a Material Adverse Effect, no employee welfare benefit plan within the meaning of § 3(1) or § 3(2)(B) of ERISA of any Credit Party provides benefit coverage subsequent to termination of employment except as required by Title I, Subtitle B, Part 6 of ERISA or applicable state insurance laws. With respect to any Foreign Plan, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) all employer and employee contributions required by applicable law or by the terms of such Foreign Plan have been made or, if applicable, accrued in accordance with normal accounting practices; (b) the accrued benefit obligations of each Foreign Plan (based on those assumptions used to fund such Foreign Plan) with respect to all current and former participants do not exceed the assets of such Foreign Plan; (c) each Foreign Plan that is required to be registered has been registered and has been maintained in good standing and applicable regulatory authorities; and (d) each Foreign Plan is in compliance in all material respects with applicable law and regulations and with the terms of such Foreign Plan. SECTION 7.12 Capitalization and Subsidiaries. Except as set forth on Schedule 7.12 as of the Closing Date, no Credit Party and no Subsidiary of any Credit Party (a) has any Subsidiaries or (b) is engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Capital Stock of each of the Credit Parties and their Subsidiaries is validly issued, fully paid and nonassessable, free and clear of all Liens, except those created under the Credit Documents. All such securities were issued in compliance with all Applicable Laws concerning the issuance of securities. Except as set forth in Schedule 7.12, on the Closing Date there are no pre-emptive or other outstanding rights to purchase, options, warrants or similar rights or agreements (other than stock options granted to employees) pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Capital Stock or any Capital Stock of its Subsidiaries. SECTION 7.13 Intellectual Property. Each Credit Party and each of its Subsidiaries owns, or possesses the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses. To the knowledge of each Credit Party, the use of such material intellectual property does not infringe upon any intellectual property rights held by any other Person, except as could not reasonably be expected to have a Material Adverse Effect. Except as specifically set forth on Schedule 7.04 and as could not reasonably be expected to have a Material Adverse Effect, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of such Credit Party threatened in writing. SECTION 7.14 Environmental. (a) Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the Credit Parties and each of their respective Subsidiaries are in compliance with all 66 material Environmental Laws in all jurisdictions in which the Credit Parties or such Subsidiary, as the case may be, are currently doing business (including obtaining, maintaining in full force and effect, and complying with all Permits required under Environmental Laws to operate the business of the Credit Parties and their respective Subsidiaries as currently conducted); (ii) none of the Credit Parties or any of their respective Subsidiaries is subject to any material Environmental Claim or any other material liability under any Environmental Law that is pending or, to the knowledge of such Credit Party, threatened in writing; (iii) to the knowledge of the Credit Parties, there are no conditions relating to the formerly owned Real Property that could reasonably be expected to give rise to any material Environmental Claim against any of the Credit Parties or any of their Subsidiaries and (iv) no Lien in favor of any Governmental Authority securing, in whole or in part, material Environmental Claims has attached to any Real Property of any of the Credit Parties or any of their Subsidiaries. (b) None of the Credit Parties or any of their respective Subsidiaries has treated, stored, transported, Released or disposed of Hazardous Materials at, from, on or under any currently or formerly owned Real Property, facility relating to its business, or, to the knowledge of any Credit Party, any other location, in each case, in a manner that could reasonably be expected to give rise to an Environmental Claim that could result in a Material Adverse Effect. (c) Each Credit Party has made available to the Administrative Agent copies of all existing material environmental assessment reports, assessments, reviews, audits, correspondence and other documents and data that have a material bearing on actual or potential Environmental Claims or compliance with Environmental Laws, in each case to the extent such reports, assessments, reviews, audits and documents and data are in their possession or reasonable control. (d) This Section 7.14 contains the sole and exclusive representations and warranties of the Credit Parties with respect to matters arising under or relating to Environmental Laws, Environmental Claims, Hazardous Materials, Releases, or any other environmental, health or safety matters. SECTION 7.15 Ownership of Properties. Set forth on Schedule 7.15 is a list of all of the Real Property owned or leased by any of the Credit Parties or their respective Subsidiaries as of the Closing Date, indicating, in each case, whether the respective property is owned or leased, the identity of the owner or lessor and the location of the respective property. Each Credit Party owns (a) in the case of owned Real Property, good, indefeasible and marketable fee simple title to such Real Property, (b) in the case of owned personal property, good and valid title to such personal property and (c) in the case of leased Real Property or personal property, valid, subsisting, marketable, insurable and enforceable (except as may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity) leasehold interests (as the case may be) in such leased property, in each case, free and clear in each case of all Liens, except for Permitted Liens. SECTION 7.16 No Default. None of the Credit Parties or any of their respective Subsidiaries is in default under or with respect to, or a party to, any Material Contract (copies of which have been received by the Administrative Agent) (other than any such Material Contract in 67 respect of Indebtedness) that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Upon the effectiveness of this Agreement and the other Credit Documents, none of the Credit Parties or any of their respective Subsidiaries is in default under or with respect to any Material Contract in respect of Indebtedness the breach of which could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continue or would result from the consummation of the transactions contemplated by this Agreement or any other Credit Document. SECTION 7.17 Solvency. On the Closing Date after giving effect to the Transactions, Parent and its Subsidiaries, on a consolidated basis, are Solvent. SECTION 7.18 Licensed Insurance Entities. Except as set forth on Schedule 7.18 or as otherwise permitted under this Agreement, no Licensed Insurance Entity is (i) party to any credit agreement, loan agreement, indenture, guarantee, letter of credit, note, bond or other arrangement providing for or otherwise relating to any Indebtedness owed to any third party for borrowed money or any extension of credit (or commitment for any extension of credit), or (ii) subject to any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Licensed Insurance Entities (including its Capital Stock). Notwithstanding anything in this Agreement to the contrary, the existence of restrictions or requirements under Applicable Laws with respect to Licensed Insurance Entities shall not be deemed to constitute a Lien or contravene any provision hereof, including this Section 7.18. SECTION 7.19 Compliance with Laws; Authorizations. Each Credit Party and each of its Subsidiaries (a) has complied and is complying with all Applicable Laws, (b) is in possession of and has all requisite Permits, governmental licenses, authorizations, consents and approvals required under Applicable Laws and (c) to the extent due and owing has fully paid all applicable user fees, to operate its business and relating to the Credit Party’s Products as currently conducted except, in each case, to the extent that failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 7.20 Contractual or Other Restrictions. Other than the Credit Documents and to the extent permitted by Section 9.10, no Credit Party or any of its Subsidiaries, other than the Licensed Insurance Entities, is a party to any agreement or arrangement or subject to any Applicable Law that limits its ability to pay dividends to, or otherwise make Investments in or other payments to any Credit Party, that limits its ability to grant Liens in favor of the Administrative Agent or that otherwise limits its ability to perform the terms of the Credit Documents. SECTION 7.21 Transaction Documents. All representations and warranties of (a) the Credit Parties set forth in the Transaction Documents and (b) to the best knowledge of the Credit Parties, of each other Person (other than Lenders) party to the Transaction Documents, were true and correct in all material respects as of the time as of which such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date (unless such representation or warranty is given as of a specific date). No default or event of default has occurred and is continuing under any Transaction Document. Each Transaction Document is in full force and effect, enforceable against each of the parties thereto (except as may be limited by bankruptcy, 68 insolvency, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity), no Transaction Document has been amended or modified except as disclosed to the Administrative Agent on or prior to the Closing Date or otherwise in accordance with Section 9.07, and no waiver or consent has been granted under any such document, except in accordance with Section 9.07. There are no agreements, contracts or other arrangements entered into by any Credit Party or Subsidiary of any Credit Party for the payment of fees, compensation or other similar amounts to any employee or member of the management of any Credit Party. SECTION 7.22 Collective Bargaining Agreements. Set forth on Schedule 7.22 is a list (including dates of expiration) of all collective bargaining or similar agreements between or applicable to any Credit Party or any of its Subsidiaries and any union, labor organization or other bargaining agent in respect of the employees of any Credit Party or any of its Subsidiaries as of the date hereof. SECTION 7.23 Insurance. The properties of each Credit Party are insured with financially sound and reputable insurance companies which are not Affiliates of any Credit Party against loss and damage in such amounts, with such deductibles and covering such risks as are customarily carried by Persons of comparable size and of established reputation engaged in the same or similar businesses and owning similar properties in the general locations where such Credit Party operates, in each case as described on Schedule 7.23 as in effect on the Closing Date. SECTION 7.24 Evidence of Other Indebtedness. Schedule 7.24 is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, any Credit Party outstanding on the Closing Date which will remain outstanding after the Closing Date (other than this Agreement and the other Credit Documents), and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement as of the Closing Date is correctly described in Schedule 7.24. SECTION 7.25 Deposit Accounts and Securities Accounts. Set forth in Schedule 7.25 is a list of all of the deposit accounts and securities accounts of each Credit Party, including, with respect to each bank or securities intermediary at which such accounts are maintained by such Credit Party (a) the name and location of such Person and (b) the account numbers of the deposit accounts or securities accounts maintained with such Person, in each case, as of the Closing Date. SECTION 7.26 Foreign Assets Control Regulations; Anti-Money Laundering and Anti-Corruption Practices. Each Credit Party and each Subsidiary of each Credit Party is (x) in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations (“Sanctions”) as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and (y) in compliance in all material respects with all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. No Credit Party and no Subsidiary or Affiliate of a Credit Party (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, (ii) is a Person who is otherwise the target of 69

U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person or (iii) is controlled by (including without limitation, by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person or entity on the SDN List or a foreign government that is the target of U.S. economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Credit Document would be prohibited under U.S. law. Each Credit Party and each Subsidiary of each Credit Party is in compliance in all material respects with all applicable Anti-Corruption Laws. None of the Credit Parties or any Subsidiary thereof, nor to the knowledge of the Borrower, any director, officer, agent, employee, or other person acting on behalf of a Credit Party or any Subsidiary, has taken any action, directly or indirectly, that would result in a violation in any material respect of applicable Anti-Corruption Laws. Each Credit Party and each Subsidiary of a Credit Party has instituted and will continue to maintain policies and procedures reasonably designed to promote compliance with Applicable Anti-Corruption laws. SECTION 7.27 Patriot Act. The Credit Parties, each of their Subsidiaries and each of their controlled Affiliates are in compliance in all material respects with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) the Patriot Act and (c) other federal or state laws relating to “know your customer” and Anti-Money Laundering Laws, rules and regulations. No part of the proceeds of any Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977. SECTION 7.28 [Reserved]. SECTION 7.29 Flood Insurance. Parent and its Subsidiaries maintain, if available, fully paid flood hazard insurance on all Real Property that is located in a special flood hazard area and that constitutes Collateral, on such terms and in such amounts as required by Flood Insurance Laws or as otherwise reasonably required by the Administrative Agent. SECTION 7.30 Location of Collateral; Equipment List. Schedule 7.30 lists: (a) all places at which Records relating to the Collateral, including, but not limited to, all Documents and Instruments relating to receivables and Inventory, are maintained by Borrower or by any other Person; and (b) subject to Section 9.15, all places where the Credit Parties’ Collateral is located and whether the premises are owned or leased by Credit Parties or whether the premises are the premises of a warehouseman, bailee or other third party, and if owned by a third party, the name and address of such third party. SECTION 7.31 Health Care Matters. (a) Compliance with Health Care Laws; Permits. Parent, each of its Subsidiaries and each Licensed Insurance Entity is and has been in compliance in all material respects with all Health Care Laws applicable to it, its products and its properties or other assets 70 or its business or operation. Parent, each of its Subsidiaries and each Licensed Insurance Entity and, any Person acting on their behalf, has in effect all material Permits, including, without limitation, all Permits necessary for it to own, lease or operate its properties and other assets and to carry on its business and operations, as presently conducted. All such Permits are in full force and effect and there exists no default under, or material violation of, any such Permit and none of Parent, any of its Subsidiaries or any Licensed Insurance Entity has received notice of any current or proposed limitation, suspension, termination or revocation of any such Permit. Except as set forth on Schedule 7.31, no action, demand, requirement or investigation by any Governmental Authority and no suit, action or proceeding by any other person, in each case with respect to any of Parent, any Subsidiary or any Licensed Insurance Entity is pending or, to the knowledge of such Person, threatened. (b) Filings. Except as set forth on Schedule 7.31, all material reports, documents, claims, notices or approvals required to be filed, obtained, maintained or furnished pursuant to any Health Care Law to any Governmental Authority have been so filed, obtained, maintained or furnished, and all such material reports, documents, claims and notices were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). (c) Material Statements. None of Parent, its Subsidiaries or any Licensed Insurance Entity has made an untrue statement of a material fact or fraudulent statement to any Governmental Authority, or, to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, failed to disclose a material fact required to any Governmental Authority, or committed an act, or made a statement that, at the time such statement was made, would reasonably be expected to constitute a violation of any Health Care Law. None of Parent, its Subsidiaries or any Licensed Insurance Entity, officer, nor to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, any affiliate, employee or agent of any of Parent, its Subsidiaries or any Licensed Insurance Entity, has made any untrue statement of fact regarding material claims incurred but not reported. (d) Contracts. Each Licensed Insurance Entity has the requisite contract, license, enrollment, or other Permit to fulfill its obligations as (i) a MA organization in the Medicare program, (ii) a managed care organization in the respective Medicaid program in the state or states in which such Licensed Insurance Entity operates, (iii) a provider service network in the state or states in which such Licensed Insurance Entity operates, or (iv) as a health maintenance organization, managed care organization, or health insurance plan providing commercial health insurance in the state or states in which such Licensed Insurance Entity operates. Except as set forth on Schedule 7.31 there is no investigation, audit, claim, or other action pending, or to the knowledge of any of Parent, its Subsidiaries or any Licensed Insurance Entity, threatened which could result in a revocation, suspension, termination, probation, restriction, limitation, or non-renewal of the contract or other Permit necessary for a Licensed Insurance Entity to operate as a managed care organization under the Medicare program, the respective Medicaid program in the state or states in which such entity operates, or as a managed care organization providing commercial health insurance in the state or states in which such Licensed Insurance Entity operates. 71

(e) Accreditation. Each of Parent, its Subsidiaries and any Licensed Insurance Entity has received and maintains accreditation in good standing and without limitation or impairment by all applicable accrediting organizations, to the extent required by law (including any foreign law or equivalent regulation). (f) Proceedings. Except as set forth on Schedule 7.31, to the knowledge of any Credit Party, there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any material investigation, suit, claim, audit, action (legal or regulatory) or proceeding (legal or regulatory) by a Governmental Authority against or affecting any of Parent, its Subsidiaries or any Licensed Insurance Entity relating to any of the Health Care Laws. As of the Closing Date, none of Parent, its Subsidiaries or any Licensed Insurance Entity (1) is a party to a corporate integrity agreement or (2) has any reporting obligations pursuant to a settlement agreement, plan of correction or other remedial measure entered into with any Governmental Authority. (g) Prohibited Transactions. None of Parent, its Subsidiaries or any Licensed Insurance Entity has, directly or indirectly: (1) given or agreed to give, or is aware that there has been made or that there is any illegal agreement to make, any illegal gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any past, present or potential patient, supplier, contractor, or any other person in material violation in any material respect of any Health Care Law; (2) made or agreed to make, or is aware that there has been made or that there is any agreement to make, any contribution, payment or gift of funds or property to, or for the private use of, any governmental official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift is or was illegal in any material respect under the laws of any Governmental Authority having jurisdiction over such payment, contribution or gift; (3) established or maintained any unrecorded fund or asset for any purpose or made any misleading, false or artificial entries on any of its books or records for any reason to the extent any such action would reasonably be expected to result in a Material Adverse Effect; or (4) made, or agreed to make, or is aware that there has been made or that there is any agreement to make, any payment to any person with the intention or understanding that any part of such payment would be in material violation in any material respect of any Health Care Law. (h) Exclusion. None of Parent, its Subsidiaries or any Licensed Insurance Entity is or has been threatened to be, (i) excluded from any federal health care program pursuant to 42 U.S.C. § 1320a-7b and related regulations, (ii) “suspended” or “debarred” from selling products to the U. S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), or other Applicable Laws, or (iii) made a party to any other action by any Governmental Authority that may prohibit it from selling products to any governmental or other purchaser pursuant to any federal, state or local laws or regulations. (i) HIPAA Compliance. To the extent applicable to any of Parent, its Subsidiaries or any Licensed Insurance Entity and for so long as (1) any of Parent, its Subsidiaries or any Licensed Insurance Entity is a “covered entity” as defined in 45 C.F.R. § 160.103, (2) any of Parent, its Subsidiaries or any Licensed Insurance Entity is a “business associate” as defined in 45 C.F.R. § 160.103, (3) any of Parent, its Subsidiaries or any Licensed Insurance Entity is subject 72 to or covered by the HIPAA Administrative Requirements codified at 45 C.F.R. Parts 160 & 162 (the “Transactions Rule”) and/or the HIPAA Security and Privacy Requirements codified at 45 C.F.R. Parts 160 & 164 (the “Privacy and Security Rules”), and/or (4) any of Parent, its Subsidiaries or any Licensed Insurance Entity sponsors any “group health plans” as defined in 45 C.F.R. § 160.103, such Person has: (i) developed and implemented appropriate safeguards to comply with HIPAA and (ii) is and has been in material compliance with HIPAA. (j) Corporate Integrity Agreement. None of Parent, its Subsidiaries or any Licensed Insurance entity, nor any officer, director, partner, agent, or managing employee of Parent, its Subsidiaries, or any Licensed Insurance Entity, is party to or bound by any individual integrity agreement, corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement, or other formal or informal agreement with any Governmental Authority concerning compliance any Applicable Laws. ARTICLE VIII Affirmative Covenants The Credit Parties hereby covenant and agree that on the Closing Date and thereafter, until the Commitments have been terminated and the Loans and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement: SECTION 8.01 Financial Information, Reports, Notices and Information. The Credit Parties will furnish the Administrative Agent for further distribution to each Lender copies of the following financial statements, reports, notices and information provided, that as to any information contained in materials filed with the SEC, Parent shall not be separately required to furnish such information under Sections 8.01(b) and (c) below): (a) Liquidity Certificate. Within thirty (30) days after the end of each month, a monthly Liquidity report based upon (and including) Parent’s and its Subsidiaries’ account statements, together with a certification from an Authorized Officer of Parent, that Parent is in compliance with the minimum Liquidity requirement set forth in Section 9.13(b) in a form reasonably acceptable to Administrative Agent. (b) Quarterly Financial Statements. Within forty-five (45) days after the end of each fiscal quarter of Parent and its Subsidiaries, (i) unaudited consolidated balance sheets of the Parent and its Subsidiaries as of the end of such fiscal quarter and (i) unaudited consolidated statements of income and cash flow of the Parent and its Subsidiaries for such fiscal quarter, including, in comparative form (both in Dollar and percentage terms) the figures for the corresponding fiscal quarter in, and year-to-date portion of, the immediately preceding fiscal year of Parent, certified as complete and correct by an Authorized Officer of the Borrower. (c) Annual Financial Statements. Within ninety (90) days after the end of each fiscal year of Parent, copies of the consolidated balance sheets of Parent and its Subsidiaries, and the related consolidated statements of income and cash flows of Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures for the immediately preceding fiscal 73 year, such consolidated statements to be audited and certified accompanied by a report and unqualified opinion of Deloitte or another independent firm of certified public accountants of nationally recognized standing (or regionally recognized standing if reasonably acceptable to the Administrative Agent) (which report and opinion shall (x) state that such financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (y) not be subject to any “going concern” or like qualifications or exceptions or any qualifications or exception as to the scope of the audit (other than as may be required as a result of (A) an actual or prospective default or event of default with respect to any financial covenant (including the financial covenant set forth in Section 9.13) or (y) the impending maturity of any Indebtedness)). (d) Compliance Certificates. Concurrently with the delivery of the financial information pursuant to clauses (b) and (c) above, a Compliance Certificate, executed by an Authorized Officer of the Borrower, (i) showing compliance with the Financial Performance Covenants and stating that no Default or Event of Default has occurred and is continuing (or, if a Default or an Event of Default has occurred, specifying the details of such Default or Event of Default and the actions taken or to be taken with respect thereto) and (ii) specifying any change in the identity of the Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Subsidiaries identified to the Lenders on the Closing Date or the most recent fiscal quarter or period, as the case may be. (e) Other Entity Reporting. To the extent not delivered in accordance with clause (b) above, concurrently with the delivery of the financial information pursuant to clause (b) above, the Credit Parties shall deliver to the Administrative Agent statutory reporting provided in the ordinary course of business and consistent with past practices with respect to Justify Holdings, Inc. and Momentum Health Group, LLC and quarterly summaries of operations provided to the respective board of directors (or equivalent governing body) of each of Justify Holdings, Inc. and Momentum Health Group, LLC. (f) Budget. Within sixty (60) days after to the commencement of each fiscal year of Parent, commencing with its fiscal year 2020, the forecasted financial projections for the then current fiscal year (on a month-by-month basis), in each case (including projected consolidated balance sheet of Parent and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, and projected income and a description or discussion of the underlying assumptions applicable thereto), in each case, as customarily prepared by management of the Credit Parties for their internal use consistent in scope with the financial statements provided pursuant to Section 8.01(b), setting forth (or offering a discussion of) the principal assumptions on which such projections are based (such projections, collectively, the “Budget”). (g) Defaults. As soon as possible and in any event within five (5) Business Days after an Authorized Officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice from an Authorized Officer of the Borrower of (i) the occurrence of any event that constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the applicable Credit Parties propose to take with respect thereto or (ii) the occurrence of a breach or nonperformance of, or any default under, any other Material Contracts of any Credit Party or any Subsidiary of a Credit Party, or any violation 74 of, or noncompliance with any Applicable Laws (including Health Care Laws), in each case, which would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. (h) Other Litigation. As soon as possible and in any event within five (5) Business Days after an Authorized Officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice from an Authorized Officer of the Borrower of (i) the commencement of, or any material development in, any litigation, action, proceeding or labor controversy or proceeding affecting any Credit Party or any Subsidiary of any Credit Party or its respective property (A) in which the amount of damages claimed is $5,000,000 or more, (B) which would reasonably be expected to have a Material Adverse Effect, (C) which purports to affect the legality, validity or enforceability of any Credit Document, any other Transaction Document or (D) in which the relief sought is an injunction or other stay of the performance of this Agreement, any other Credit Document or any Transaction Document or any other document or instrument referred to in Section 9.07, or (ii) the occurrence of any development with respect to any litigation, action, proceeding or labor controversy described in Schedule 7.04 that would reasonably be expected to result in a Material Adverse Effect, and, in each case, together with a statement of an Authorized Officer of the Borrower, which notice shall specify the nature thereof, and what actions the applicable Credit Parties propose to take with respect thereto, and, to the extent the Administrative Agent requests, copies of all documentation related thereto. (i) Transaction Documents. As soon as possible and in any event within five (5) Business Days after any Credit Party obtains knowledge of the occurrence of a breach or default or notice of termination by any party under, or material amendment entered into by any party to, any Transaction Document or any other document or instrument referred to in Section 9.07, a statement of an Authorized Officer of the Borrower setting forth details of such breach or default or notice of termination and the actions taken or to be taken with respect thereto and, if applicable, a copy of such amendment. (j) Management Letters. Promptly upon, and in any event within five (5) Business Days after, receipt thereof, copies of all “management letters” submitted to any Credit Party by the independent public accountants referred to in Section 8.01(b) in connection with each audit made by such accountants. (k) [Reserved]. (l) Other Information. With reasonable promptness, such other information (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Lender may reasonably request in writing from time to time, including with respect to any wind down process or release of statutory capital or other capital reserves; provided, that, notwithstanding anything herein to the contrary, none of the Parent nor any Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) in respect of which disclosure to the Administrative Agent or any Lender (or their respective contractors) is prohibited by law or any binding agreement (or would otherwise cause a breach or default thereunder) or (ii) that is subject to attorney-client or similar privilege or constitutes attorney work product. 75

(m) Insurance Report. Within ten (10) Business days (or such longer prior as reasonably agreed to by the Administrative Agent) of the delivery of the financial statements provided for in Section 8.01(c), a report of a reputable insurance broker with respect to insurance policies maintained by the Credit Parties. (n) Convertible Senior Notes. No event later than five (5) days after delivery thereof, copies of all material statements, reports and notices made available to or from the Trustee with respect to any Convertible Senior Notes. (o) Health Care Reporting. (i) In no event later than five (5) Business Days after delivery thereof, of any notice from any Governmental Authority of any investigation or audit, or pending or threatened proceedings relating to, any violation by Parent, any Subsidiary, or any Licensed Insurance Entity of any Applicable Laws, including or Health Care Laws, in each case, solely to the extent the same would reasonably be expected to result in a Material Adverse Effect. (ii) No later than five (5) Business Days after delivery thereof, the receipt of notice from any Governmental Authority threatening to limit, revoke, suspend or materially modify any Permit or contract held by any Licensed Insurance Entity that would reasonably be expected to result in a Material Adverse Effect. (iii) Promptly notify, in the event that Parent, any Subsidiary, or any Licensed Insurance Entity experiences any (I) Breach of Unsecured Protected Health Information as “Breach,” “Unsecured Protected Health Information” and “Protected Health Information” are defined by HIPAA, or (II) a Security Incident as "Security Incident" is defined by HIPAA, in each case which materially impacts the security or integrity of Parent, any Subsidiary, or any Licensed Insurance Entity. (iv) In no event later than five (5) Business Days after execution thereof, in the event that Parent, any Subsidiary, or any Licensed Insurance Entity becomes a party to or becomes bound by any corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement, or other formal agreement with any Governmental Authority concerning compliance with Health Care Laws. (p) [Reserved]. (q) Wind Down Process. With respect to Justify Holdings, Inc., promptly upon any material development relating to any wind down process, provide the Administrative Agent with a written notification setting forth the details of such material development, along with copies of any relevant documentation relating to such material development, including any notices or written communications from any Governmental Authority with respect to such material development Notwithstanding the foregoing, the obligations in clauses (b) and (c) of this Section 8.01 may be satisfied with respect to financial information of the Parent and the Subsidiaries by furnishing the Form 10-K, 10-Q or 8-K, as applicable, of the Parent filed with the Securities Exchange Commission. 76

Documents required to be delivered pursuant to clauses (b) and (c) of this Section 8.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest date on which (i) the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet and (ii) such financial statements and/or other documents are posted on the Securities Exchange Commission’s website on the internet at www.sec.gov; provided, that, (A) the Borrower shall, at the request of the Administrative Agent, continue to deliver copies (which delivery may be by electronic transmission) of such documents to the Administrative Agent and (B) the Borrower shall notify (which notification may be by facsimile or electronic transmission) the Administrative Agent of the posting of any such documents on any website described in this paragraph. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. SECTION 8.02 Books, Records and Inspections. Parent will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP shall be made of all material financial transactions and matters involving the assets and business of the Credit Parties or such Subsidiary, as the case may be. Parent will, and will cause each of its Subsidiaries to, permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties (to the extent authorized pursuant to any leases for such properties), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (subject to applicable confidentiality agreements or undertakings and copyright laws), and to discuss its affairs, finances and accounts with its directors and officers (provided, that an authorized representative of the Credit Parties shall be allowed to be present and that any such inspection of properties shall not include any invasive or physically intrusive environmental sampling), all at the expense of the Credit Parties and (unless an Event of Default then exists) as often as the Administrative Agent may reasonably request, at reasonable times during normal business hours, upon reasonable advance notice to the Credit Parties; provided that during any calendar year, absent the continuation of an Event of Default, reasonable expenses of a reasonable number of people in connection with only one (1) inspection by Administrative Agent shall be at the Borrower’s expense and reimbursable under this Agreement. Any information obtained by the Administrative Agent pursuant to this Section 8.02 may be shared with the Administrative Agent or any Lender upon the request of such Secured Party; provided, further, that, notwithstanding anything herein to the contrary, none of the Parent nor any Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) in respect of which disclosure to the Administrative Agent or any Lender (or their respective contractors) is prohibited by law or any binding agreement (or would otherwise cause a breach or default thereunder) or (ii) that is subject to attorney-client or similar privilege or constitutes attorney work product. SECTION 8.03 Maintenance of Insurance. (a) Parent will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect, with insurance companies that Parent believes (in its reasonable business judgment) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against in the same general area by companies engaged in 77 businesses similar to those engaged in by the Credit Parties; and will furnish to the Administrative Agent for further delivery to the Lenders, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried, including (i) endorsements to (A) all casualty policies of the Credit Parties naming the Administrative Agent, on behalf of the Secured Parties, as loss payee and (B) all property policies of the Credit Parties naming the Administrative Agent, on behalf of the Secured Parties, as additional insured and (ii) legends providing that no cancellation, material reduction in amount or material change in insurance coverage thereof shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice thereof. (b) Within thirty (30) days after the Closing Date, the Borrower shall have delivered to the Administrative Agent copies of each insurance policy (or binders in respect thereof). (c) Without limiting the foregoing, Parent will, and will cause each of its Subsidiaries to, (i) maintain, if available, fully paid flood hazard insurance on all owned or leased Real Property that is located in a special flood hazard area and that constitutes Collateral, on such terms and in such amounts as required by Flood Insurance Laws or as otherwise reasonably required by the Administrative Agent or any Lender, (ii) furnish to the Administrative Agent evidence of the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof and (iii) furnish to the Administrative Agent prompt written notice of any redesignation of any such owned or leased improved Real Property into or out of a special flood hazard area. SECTION 8.04 Payment of Taxes. The Credit Parties will pay and discharge, and will cause each of their respective Subsidiaries to pay and discharge, all material Taxes payable by them that have become due, other than those not yet delinquent or being diligently contested in good faith and by proper proceedings, which stay the enforcement of any Lien as to which such Credit Party has maintained adequate reserves in accordance with GAAP. SECTION 8.05 Maintenance of Existence; Compliance with Laws, etc. (a) Each Credit Party will, and will cause its Subsidiaries to, (i) preserve and maintain in full force and effect its organizational existence and good standing under the laws of its jurisdiction of incorporation, organization or formation as applicable, except as permitted by Section 9.03 or Section 9.04 and (ii) preserve and maintain its good standing under the laws of each state or other jurisdiction where such Person is required to be so qualified, to do business as a foreign entity, except in the case of this clause (ii) where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (b) Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with all Applicable Laws and Permits (including without limitation, all Registrations) of any Governmental Authority having jurisdiction over it, its business or its Products, except where such failures to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Without limiting the generality of the foregoing, each Credit Party and its Subsidiaries shall comply with all material Health Care Laws and their 78 implementation by any applicable Governmental Authority and all lawful requests of any Governmental Authority applicable to its operations. SECTION 8.06 Environmental Compliance. (a) Each Credit Party will, and will cause its Subsidiaries to, use and operate all of its and their facilities and Real Property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all Environmental Laws, and keep its and their Real Property free of any Lien imposed by any Environmental Law, in each case, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) The Borrower will promptly give notice to the Administrative Agent upon any Credit Party or Subsidiary thereof becoming aware of: (i) any violation by any Credit Party or any of its Subsidiaries of any Environmental Law which could reasonably be expected to result in a Material Adverse Effect, (ii) any proceeding against or investigation of any Credit Party under any Environmental Law, including a written request for information or a written notice of violation or potential environmental liability from any Governmental Authority or any other Person, which could reasonably be expected to result in a Material Adverse Effect, (iii) the occurrence or discovery of a new Release or new threat of a Release (or discovery of any Release or threat of a Release previously undisclosed by any Credit Party to Administrative Agent) at, on, under or from any of the Real Property of any Credit Party or any facility or assets therein in excess of reportable or allowable standards or levels under any Environmental Law, or under circumstances, or in a manner or amount which could reasonably be expected to result in a Material Adverse Effect or (iv) any Environmental Claim arising or existing on or after the Closing Date which could reasonably be expected to result in a Material Adverse Effect. (c) In the event of a Release of any Hazardous Material on any Real Property of any Credit Party which could reasonably be expected to result in material liability on the part of any Credit Party under any Environmental Law, such Credit Party, upon discovery thereof, shall take all necessary steps to initiate and expeditiously complete all response, corrective and other action to mitigate and resolve any such violation or potential liability in accordance with and to the extent required of such Credit Party under Environmental Law, and shall keep the Administrative Agent informed on a regular basis of their actions and the results of such actions; provided, however, that no Credit Party (or its respective Subsidiaries) shall be required to undertake any such response, corrective action or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. (d) Each Credit Party shall provide the Administrative Agent with copies of any material demand, request for information, notice, submittal, documentation or correspondence received or provided by any Credit Party or any of its Subsidiaries from or to any Governmental Authority or other Person under any Environmental Law to the extent the same would reasonably be expected to result in a Material Adverse Effect. Such notice, submittal or documentation shall be provided to the Administrative Agent promptly and, in any event, within five (5) Business Days after such material is provided to any Governmental Authority or third party. 79

(e) At the reasonable written request of the Administrative Agent, the Borrower shall obtain and provide, at its sole expense, an environmental site assessment (including, without limitation, the results of any groundwater or other testing, conducted at the Administrative Agent’s reasonable request) concerning any Real Property now or hereafter owned by any Credit Party or any of its Subsidiaries, conducted by an environmental consulting firm approved by the Administrative Agent indicating, to the reasonable satisfaction of the Administrative Agent, the likely presence or absence of Hazardous Materials and the potential cost of any required action in connection with any Hazardous Materials on, at, under or emanating from such Real Property; provided, that such request may be made only if (i) there has occurred and is continuing an Event of Default, or (ii) circumstances exist that in the reasonable judgment of the Administrative Agent could be expected to result in a material violation of or material liability under any Environmental Law on the part of any Credit Party or its respective Subsidiaries; provided further, if the Borrower fails to provide the same within ninety (90) days after such request was made, the Administrative Agent may but is under no obligation to conduct the same, and the Credit Parties shall grant and hereby do grant to the Administrative Agent and its agents access to such Real Property and specifically grants the Administrative Agent an irrevocable nonexclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower’s sole cost and expense. SECTION 8.07 ERISA. (a) Promptly after any Credit Party or any Subsidiary of any Credit Party knows or has reason to know of the occurrence of any of the following events (including such events previously disclosed or exempt from disclosure hereunder, to the extent the liability therefor remains outstanding), the Borrower will deliver to the Administrative Agent and each Lender a certificate of an Authorized Officer of the Borrower setting forth details as to such occurrence and the action, if any, that such Credit Party, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by such Credit Party, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant’s benefits) or the Plan administrator and all documentation with respect thereto: that a Reportable Event has occurred; that a failure to satisfy the minimum funding standard of Section 412 of the Code or Section 302 of ERISA (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) has occurred (or is reasonably likely to occur) or an application is to be made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412, 430 or 431 of the Code with respect to a Plan; the failure to make a required contribution to any Plan if such failure is sufficient to give rise to a Lien under Section 303(k) or 4068 of ERISA or under Section 430(k) of the Code; that a Pension Plan having an Unfunded Current Liability has been or is to be terminated, reorganized or partitioned under Title IV of ERISA (including the giving of written notice thereof); the taking of any action with respect to a Plan which would reasonably be expected to result in the requirement that any Credit Party furnish a bond or other security to the PBGC or such Plan; that a proceeding has been instituted against a Credit Party, a Subsidiary thereof or an ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; or that the PBGC has notified any Credit Party, any Subsidiary thereof or any ERISA Affiliate of its intention to appoint a trustee to administer any Plan; or the occurrence of any event with respect to any Plan which could result in the incurrence by any Credit Party or any Subsidiary of any Credit Party of any material liability (including any contingent or secondary liability), fine or penalty. 80

(b) Promptly following any request therefor, copies of any documents or notices described in Sections 101(f), 101(k) or 101(l) of ERISA that any Credit Party or any ERISA Affiliate may reasonably request with respect to any Plan; provided, that if any Credit Party or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Plan, the applicable Credit Party or the ERISA Affiliate(s) shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof. SECTION 8.08 Maintenance of Property and Assets. Each Credit Party will, and will cause its Subsidiaries to, maintain, preserve, protect and keep its properties and assets in good repair, working order and condition (ordinary wear and tear and casualty excepted in the commercially reasonably business judgment of the Borrower and subject to dispositions permitted pursuant to Section 9.04), and make necessary repairs, renewals and replacements thereof and will maintain and renew as necessary all licenses, permits and other clearances necessary to use and occupy such properties and assets, in each case, so that the business carried on by such Person may be properly conducted at all times, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 8.09 End of Fiscal Years; Fiscal Quarters. The Credit Parties will, for financial reporting purposes, cause (a) each of their, and each of their Subsidiaries’, fiscal years to end on December 31 of each year and (b) each of their and each of their Subsidiaries’, fiscal quarters to end on dates consistent with such fiscal year-end; provided, that the Credit Parties may change their, and each of their respective Subsidiaries’, fiscal year-end (and change the end of the fiscal quarters in a corresponding manner) upon fifteen (15) days’ prior written notice to the Administrative Agent. SECTION 8.10 Use of Proceeds. The proceeds of the Initial Term Loan shall be used (i) to finance the Passport Health Acquisition, (ii) to pay fees and expenses incurred in connection with the transactions contemplated hereby and the Passport Health Acquisition and (iii) to fund ongoing working capital needs and other growth capital expenditure investments, to the extent not prohibited by this Agreement. The proceeds of the DDTL Facility shall be used (i) to finance the 2021 Convertible Notes Repurchase, (ii) to pay fees and expenses incurred in connection with the transactions contemplated hereby and the 2021 Convertible Notes Repurchase and (iii) to fund Permitted Acquisitions and growth capital expenditures. The Credit Parties shall not use the proceeds of any Credit Extension made hereunder, or use or allow its respective directors, officers, employees and agents to use, the proceeds of any extension of credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Anti- Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person on the SDN List or (iii) in any manner that would result in the violation of any Sanctions applicable to any party. SECTION 8.11 Further Assurances; Additional Guarantors and Grantors. (a) The Credit Parties will and will cause their Subsidiaries (other than Excluded Subsidiaries) to execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing 81 statements, fixture filings, mortgages, deeds of trust (excluding leasehold deeds of trust) and other documents), which may be required under any Applicable Law, or which the Administrative Agent may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Agreement, any Mortgage or any other Security Document, all at the sole cost and expense of the Borrower. (b) Subject to any applicable limitations set forth in the Guarantee Agreement and the Security Agreement, as applicable, the Credit Parties will promptly upon the formation or acquisition thereof (and in any event within thirty (30) days after the formation, division or acquisition thereof (or such later date as agreed by the Administrative Agent)) cause any direct or indirect Subsidiary formed or otherwise purchased or acquired after the Closing Date to execute (i) a supplement to the Guarantee Agreement in the form of Annex I to the Guarantee Agreement or a guarantee in form and substance reasonably satisfactory to Administrative Agent, and (ii) a supplement to the Security Agreement in the form of Annex I to the Security Agreement or a security agreement in form and substance reasonably satisfactory to Administrative Agent; provided, however, that no Excluded Subsidiary shall be required to execute the documentation described in clauses (i) and (ii) above for so long as it is an Excluded Subsidiary. (c) Subject to any applicable limitations set forth in the Security Agreement and, in the case of the Licensed Insurance Entities, subject to Applicable Laws, the Credit Parties (i) will promptly upon the formation or acquisition thereof (and in any event within thirty (30) days after the formation or acquisition thereof (or such later date as agreed by the Administrative Agent)) pledge to the Administrative Agent for the benefit of the Secured Parties, all the Capital Stock of each Subsidiary (other than Excluded Subsidiaries) held by such Credit Party in each case, formed or otherwise purchased or acquired after the Closing Date; provided, however, that, with respect to any pledge of the Capital Stock of any Foreign Subsidiary or Domestic Holding Company, such pledge shall be limited to sixty five percent (65%) of the issued and outstanding Voting Stock and one hundred percent (100%) of the outstanding nonvoting Capital Stock of each Foreign Subsidiary and Domestic Holding Company, and (ii) will promptly deliver to the Administrative Agent any promissory notes executed after the Closing Date evidencing Indebtedness of any Credit Party or Subsidiary of any Credit Party that is owing to any other Credit Party or any other promissory notes executed after the Closing Date evidencing Indebtedness in excess of $2,000,000 owing to the Credit Parties. (d) Subject to any applicable limitations set forth in any applicable Security Document, if any fee simple interest in Material Real Property is acquired by any Credit Party after the Closing Date, the Borrower will notify the Administrative Agent and the Lenders thereof and will cause such assets to be subjected to a Lien securing the applicable Obligations and will take, and cause the other Credit Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and/or perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in this Section 8.11(d), all at the sole cost and expense of the Borrower within sixty (60) days after the acquisition of such Material Real Property (or such longer period as the Administrative Agent may agree). Any Mortgage delivered to the Administrative Agent in accordance with the preceding sentence shall be accompanied by (A) a policy or policies (or unconditional binding commitment thereof) of title insurance issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien (with the priority described therein) on the Mortgaged Property 82 described therein, free of any other Liens except as expressly permitted by Section 9.02, together with such endorsements as the Administrative Agent may reasonably request and (B) if requested by the Administrative Agent, an opinion of local counsel to the applicable Credit Party(ies) in form and substance reasonably satisfactory to the Administrative Agent. In addition to the obligations set forth in Section 8.03(a), the Credit Parties shall, in connection with the grant to the Administrative Agent for the benefit of the Secured Parties of any Mortgage with respect to any Real Property, (X) provide at least twenty (20) days’ prior written notice to the Administrative Agent of the contemplated pledge of such Real Property as Collateral, (Y) the Borrower shall provide each of the documents and determinations required by the Real Property Flood Insurance Requirements and (Z) notwithstanding anything to the contrary contained herein or in any other Credit Document, the Administrative Agent shall not enter into, accept or record (and no Credit Party shall be required to grant) any mortgage in respect of such Real Property until the Administrative Agent shall have received written confirmation (which shall, for purposes hereunder, include email) from each Lender that flood insurance compliance has been completed by such Lender with respect to such Real Property (such written confirmation not to be unreasonably withheld or delayed). Any increase, extension or renewal of this Agreement shall be subject to flood insurance due diligence and flood insurance compliance reasonably satisfactory to the Administrative Agent and each Lender. (e) Notwithstanding anything herein to the contrary, if the Administrative Agent determines that the cost of creating or perfecting any Lien on any property is excessive in relation to the practical benefits afforded to the Lenders thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents. (f) For the avoidance of doubt, for all purposes under this Section 8.11, the formation and acquisition of a Person shall be deemed to include any formations and acquisitions by division; provided that compliance with the requirements of this Section 8.11 shall not cure any Default or Event of Default for the occurrence of such division. SECTION 8.12 Bank Accounts. (a) Within sixty (60) days after the Closing Date (or such longer period as the Administrative Agent may agree), the Borrower shall establish and deliver to Administrative Agent a Control Agreement with respect to each of the Credit Parties’ respective securities accounts, deposit accounts and investment property set forth on Schedule 7.25 (other than Excluded Accounts); provided, that, so long as no Event of Default has occurred and is continuing, the Credit Parties may establish new deposit accounts or securities accounts so long as, no longer than thirty (30) days following the time such account is established the Credit Parties have delivered to Administrative Agent a Control Agreement with respect to such account (other than any Excluded Account). (b) If, after the occurrence and during the continuance of an Event of Default, any of the Credit Parties receive or otherwise have dominion over or control of any Collections or other amounts, the Borrower shall hold, and shall cause each other Credit Party to hold, such Collections and amounts in trust for the Administrative Agent, and shall not commingle such Collections with any other funds of any Credit Party or other Person or deposit such Collections 83 in any account other than those accounts set forth on Schedule 7.25 (unless otherwise instructed by the Administrative Agent). SECTION 8.13 Compliance with Health Care Laws. (a) Without limiting or qualifying any other provision of this Agreement, Parent will comply, and will cause each other Credit Party, each Subsidiary and each Licensed Insurance Entity, to comply in all material respects, with all applicable Health Care Laws relating to the operation of such Person’s business. (b) Parent will maintain, and will cause each other Credit Party, each Subsidiary and each Licensed Insurance Entity, to maintain, all records required to be maintained by any Governmental Authority or otherwise required under any Health Care Law except where failure could not reasonably be expected to have a Material Adverse Effect. (c) Parent will, and will cause each other Credit Party, each Subsidiary and each Licensed Insurance Entity, to keep in full force and effect all material Permits required to operate such the business of Parent each other Credit Party, each Subsidiary, and each Licensed Insurance Entity under applicable Health Care Laws. (d) Parent will maintain, and will cause each other Credit Party, Subsidiary and Licensed Insurance Entity, to maintain on its behalf, a corporate compliance program that is reasonably designed to promote compliance with applicable Health Care Laws. Parent will permit and will cause such other Credit Parties, Subsidiaries and Licensed Insurance Entities to permit, Administrative Agent and/or any of its outside consultants to review such corporate compliance program(s) from time to time. Notwithstanding anything to the contrary in this Agreement, no Credit Party, Subsidiary, or Licensed Insurance Entity shall be required to furnish to Administrative Agent or Lender any protected health information or any patient related information, to the extent such disclosure to Administrative Agent or Lender is prohibited by Health Care Laws. SECTION 8.14 Intellectual Property. (a) Each Credit Party will (i) maintain its ownership of all Intellectual Property owned by such Credit Party, and shall not do any act knowingly or omit to do any act whereby any owned Intellectual Property may lapse, expire, become abandoned or cancelled, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted hereunder and (ii) take all reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office and any other applicable Governmental Authority to pursue any application and maintain any registration of each trademark, patent, and copyright owned by such Credit Party, in each of (i) and (ii) except as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (b) Each Credit Party will (i) maintain all licenses for third party Intellectual Property (including commercial software) licensed to such Credit Party and (ii) not violate any such licenses and not cause any such license to cease to be legal, valid, binding, enforceable and 84 in full force and effect following the Closing Date, except for licenses that expire or are terminated in accordance with their terms and in the ordinary course of business (other than a termination resulting from a default or breach by the applicable Credit Party), in each of (i) and (ii), except as could not reasonably be expected to have a Material Adverse Effect. SECTION 8.15 Distributable Cash. At least once in each fiscal year the Credit Parties shall evaluate (a) whether any Licensed Insurance Entity (or any Person that was previously a Licensed Insurance Entity) holds any cash or Cash Equivalents that were previously subject to risk-based capital requirements or other statutory capital reserve requirements under Applicable Laws or pursuant to the discretion of any Governmental Authority and (b) whether it is reasonably likely (in the reasonable business judgment of the Credit Parties) that the cash and Cash Equivalents described in clause (a) are no longer required to be restricted by such Applicable Laws or would be released with the consent of such Governmental Authority, as applicable, (collectively, “Subject Cash”). To the extent that the Credit Parties determine in their reasonable business judgment during such evaluation period that any Subject Cash is likely to be permitted to be distributed to the Credit Parties, then the Credit Parties shall use commercially reasonable efforts to promptly cause such Subject Cash to be so distributed. SECTION 8.16 Post-Closing. Notwithstanding anything to the contrary set forth in this Agreement and the Loan Documents: (a) Reorganization. Within (i) one hundred eighty (180) days following the Closing Date (or such later date approved by Administrative Agent), in the case of any Licensed Insurance Entity and (ii) sixty (60) days following the Closing Date (or such later date approved by Administrative Agent), in the case of any joint venture, the Administrative Agent shall have received evidence that such Person and any Credit Party’s interest in such Person is wholly-owned by EH Holding Company, Inc. or such other Holding Company Guarantor, as determined by the Administrative Agent in its reasonable discretion. (b) Stock Certificates. Within forty-five (45) days following the Closing Date (or such later date approved by Administrative Agent), the Administrative Agent shall have received all existing certificates representing securities (if such securities are certificated securities for purposes of Article 8 of the UCC) pledged under the Security Agreement, accompanied by instruments of transfer and undated stock powers endorsed in blank. (c) Joinder. Within thirty (30) days after the date hereof (or such later date approved by Administrative Agent), The Accountable Care Organization Ltd. shall be joined as a Guarantor and deliver and execute all documents required to be delivered pursuant to Section 8.11 of the Credit Agreement. (d) Endorsements. Within thirty (30) days after the date hereof (or such later date approved by Administrative Agent), the Borrower shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, such insurance endorsements as required to be delivered pursuant to Section 8.03 of the Credit Agreement. (e) Control Agreements. Within sixty (60) days after the date hereof (or such later date approved by Administrative Agent), the Borrower shall deliver to the Administrative 85

Agent all Control Agreements required to be delivered under this Agreement, in each case in a form and substance reasonably satisfactory to the Administrative Agent and duly executed by the parties thereto. ARTICLE IX Negative Covenants Each Credit Party hereby covenants and agrees that on the Closing Date and thereafter, until the Commitments have been terminated and the Loans and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement: SECTION 9.01 Limitation on Indebtedness. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries or any Licensed Insurance Entity to, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable, contingently or otherwise with respect to any Indebtedness, except for: (a) Indebtedness in respect of the Obligations; (b) Indebtedness existing as of the Closing Date (other than the Convertible Senior Notes) which is identified in Schedule 7.24 and which is not otherwise permitted by this Section 9.01, and, Permitted Refinancing Indebtedness thereof; (c) unsecured Indebtedness (i) incurred in the ordinary course of business of such Credit Party and its Subsidiaries in respect of open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, which are not overdue for a period of more than ninety (90) days or, if overdue for more than ninety (90) days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Credit Party or Subsidiary and (ii) in respect of performance, surety or appeal bonds, bid bonds and similar obligations provided in the ordinary course of business, but excluding (in each case) Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof; (d) Indebtedness (i) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of such Credit Party and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party), provided, that such Indebtedness is incurred within ninety (90) days after such acquisition of such equipment, and (ii) Capitalized Lease Obligations, and, with respect to each of clause (i) and (ii), Permitted Refinancing Indebtedness thereof; provided, that the aggregate amount of all Indebtedness outstanding pursuant to this clause (d) shall not at any time exceed $2,000,000; (e) intercompany Indebtedness permitted pursuant to Section 9.05; (f) Contingent Liabilities of the Credit Parties and their Subsidiaries arising in the ordinary course of business with respect to surety and appeals bonds, bid bonds, performance bonds and other similar obligations; 86

(g) Hedging Obligations not prohibited by Section 9.11; (h) Indebtedness incurred in the ordinary course of business to finance insurance policy premiums; (i) Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protection, returned items, employee credit card programs and other similar services in connection with cash management and deposit accounts; (j) 2021 Convertible Senior Notes and any Additional Notes exchanged therefor; (k) 2025 Convertible Senior Notes and any Additional Notes exchanged therefor; (l) Additional Notes issued after the Closing Date; (m) Letters of credit and reimbursement obligations in respect thereof in favor of suppliers, landlords and other counterparties at any one time outstanding not to exceed $15,000,000 in the aggregate after taking into account any outstanding letters of credit and similar reimbursement obligations scheduled pursuant to Section 9.01(b), and Permitted Refinancings thereof; (n) Guarantee Obligations of any Credit Party and its Subsidiaries in respect of Indebtedness otherwise permitted hereunder or other obligations not prohibited hereunder; provided that if such Indebtedness is subordinated to the Obligations, such Guarantee Obligation shall be subordinated to the same extent; and (o) other unsecured Indebtedness not to exceed $5,000,000 at any time outstanding; (p) the Existing Earnouts and the Global Share Backstop; (q) Indebtedness of the type set forth in Section 9.01(d) of a Person whose assets or Capital Stock are acquired by a Credit Party or any of its Subsidiaries in a Permitted Acquisition so long as (i) such Indebtedness was in existence prior to the date of such acquisition and was not incurred in connection with, or in contemplation of, such acquisition, (ii) no Credit Party (other than such Person so acquired in such acquisition or any other Person that such Person merges with or that acquires the assets of such Person in connection with such acquisition) shall have any liability or other obligation with respect to such Indebtedness, (iii) if such Indebtedness is secured, no Lien thereon shall extend to or cover any other assets other than the property or equipment acquired in such acquisition (other than the proceeds or products thereof, accessions or additions thereto and improvements thereon) or attach to any other property of any Credit Party and (iv) the aggregate outstanding principal amount of such Indebtedness does not exceed $2,500,000 at any time; (r) Indebtedness consisting of promissory notes issued by any Credit Party or Subsidiary to former employees, officers, former officers, directors, and former directors (or any 87 spouses, ex-spouses, beneficiaries, or estates of any of the foregoing) of any Credit Party or any Subsidiary issued to purchase or redeem Capital Stock of Parent (“Shareholder Redemption Notes”) issued in lieu of Restricted Payments permitted under Section 9.06(k); (s) Indebtedness (x) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, (y) in respect of netting services, overdraft protection and other similar arrangements in connection with deposit or securities accounts in the ordinary course of business and (z) incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), or cash management services, in each case, incurred in the ordinary course of business; (t) endorsement of negotiable instruments for deposit in the ordinary course of business; (u) unsecured contingent liabilities arising with respect to customary indemnification provisions or deferred purchase price adjustments in connection with any Investment permitted hereunder or in connection with any asset sale or other dispositions permitted hereunder; (v) Indebtedness in respect of (x) workers’ compensation claims and self- insurance obligations (in each case other than for or constituting an obligation for money borrowed), including guarantees or obligations of Parent, the Borrower and Restricted Subsidiaries with respect to letters of credit supporting such workers’ compensation claims and/or self- insurance obligations and (y) bankers’ acceptances, bank guarantees, letters of credit and bid, performance, surety bonds or similar instruments issued for the account of Parent, the Borrowers and their Subsidiaries in the ordinary course of business, including guarantees or obligations of any such Person with respect to bankers’ acceptances and bid, performance or surety and appeals obligations; (w) to the extent constituting Indebtedness, deferred compensation to employees, former employees, officers, former officers, directors, former directors, consultants (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in the ordinary course of business or in connection with the Transactions, Permitted Acquisitions or other Investments permitted hereunder; and (x) unsecured earn-outs, seller notes, deferred purchase price obligations, holdbacks or similar obligations of any Credit Party, to the extent subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent. SECTION 9.02 Limitation on Liens. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries or any Licensed Insurance Entity to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Person (including its Capital Stock), whether now owned or hereafter acquired, except for the following (collectively, the “Permitted Liens”): (a) Liens securing the Obligations; 88

(b) Liens existing as of the Closing Date and disclosed in Schedule 9.02 securing Indebtedness permitted under Section 9.01(b) (other than the Convertible Senior Notes) and any renewals or extensions thereof; provided, that no such Lien shall (1) secure Indebtedness under any Convertible Senior Notes or (2) encumber any additional property and the principal amount of Indebtedness secured by such Lien shall not be increased (as such Indebtedness may be permanently reduced subsequent to the Closing Date), except to the extent permitted by Section 9.01(b); (c) Liens securing Capitalized Lease Liabilities and Liens securing Indebtedness of the type permitted under Section 9.01(d)(i); provided, that (i) the principal amount of the Indebtedness secured thereby does not exceed the cost of the applicable property at the time of such acquisition, replacement or construction and any fees, costs and expenses incurred in connection with the incurrence of such Indebtedness and (ii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause and proceeds thereof; (d) Liens arising by operation of law in favor of carriers, warehousemen, mechanics, materialmen, suppliers, laborers and landlords and other similar Liens incurred in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been established on its books; (e) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety, bid, appeal or performance bonds; (f) judgment Liens not constituting an Event of Default under Section 10.01(f); (g) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached and other Liens on any Real Property subject to a Mortgage that are identified in any title insurance policy issued in favor of the Administrative Agent; (h) Liens for Taxes, assessments or other governmental charges or levies not yet due and payable or the non-payment of which is permitted by Section 7.10; (i) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary, so long as the applicable provisions of Section 8.12 have been complied with, in respect of such deposit accounts (other than Excluded Accounts); (j) Nonexclusive licenses, leases and sublicenses, and subleases granted by any Credit Party or any Subsidiary of a Credit Party or leases or subleases by any Credit Party or any 89

Subsidiary of a Credit Party, in the ordinary course of its business and covering only the assets so licensed, sublicensed, leased or subleased; (k) Liens that are customary rights of set-off relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness; (l) Liens arising from precautionary Uniform Commercial Code financing statements (or similar filings under other applicable law) regarding operating leases or consignment or bailee arrangements in the ordinary course of business; (m) Cash collateral securing Indebtedness permitted under Section 9.01(m) in an amount not to exceed one hundred and ten percent (110%) of the amount of such Indebtedness; (n) the put and call arrangements and any payment obligations set forth in the Passport Stockholders Agreement; (o) Liens in favor of the Borrower or any other Credit Party securing intercompany Indebtedness permitted under the Credit Documents so long as any such Liens on the Collateral are subject to the Intercompany Subordination Agreement; (p) statutory and common law landlords’ liens under leases to which Parent or any of its Subsidiaries is a party; (q) Liens of counterparties attaching solely to cash earnest money deposits made by Credit Parties or their Subsidiaries in connection with any letter of intent or purchase agreement entered into with respect to Permitted Acquisitions or capital expenditures permitted hereunder; and (r) other Liens securing Indebtedness or other obligations in an aggregate principal amount at the time of incurrence of any such Indebtedness or other obligations not exceeding $2,500,000. SECTION 9.03 Consolidation, Merger, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except Permitted Acquisitions and other Investments permitted hereunder, provided, that (a) any Credit Party or Subsidiary of any Credit Party may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving entity), (b) any Guarantor may liquidate or dissolve voluntarily into, and may merge with and into any Credit Party, (c) any Subsidiary that is not a Credit Party may liquidate or dissolve voluntarily into, and may merge with and into any other Subsidiary, (d) the assets or Capital Stock of any Credit Party may be purchased or otherwise acquired by any other Credit Party, (e) the assets or Capital Stock of any Subsidiary that is not a Credit Party may be purchased or otherwise acquired by the Borrower or any Subsidiary and (f) any Subsidiary of any Credit Party may file a certificate of division, adopt a plan of division or otherwise take any action to effectuate a division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any analogous action taken pursuant to Applicable Law with respect to any corporation, limited 90 liability company, partnership or other entity), so long as such surviving Person shall have complied with the requirements of Section 8.11 within the time periods set forth therein. SECTION 9.04 Permitted Dispositions. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make a Disposition, or enter into any agreement to make a Disposition, of such Credit Party’s or such other Person’s assets (including receivables and Capital Stock of Subsidiaries) to any Person in one transaction or a series of transactions, unless such Disposition: (a) is in the ordinary course of its business and is of surplus, used, obsolete or worn-out property or property no longer used or useful in its business; (b) is a sale of Inventory in the ordinary course of business; (c) is the leasing, subleasing or licensing, as lessor, of real or personal property no longer used or useful in such Person’s business or otherwise in the ordinary course of business; (d) is a sale or disposition of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such Dispositions are reasonably promptly applied to the purchase price of similar replacement equipment, all in the ordinary course of business; (e) is otherwise permitted by Section 9.02(j), 9.03, 9.05 (other than 9.05(l)) and 9.06 (other than 9.06(s)); (f) is a Disposition of property by one Credit Party to another Credit Party; provided, that no Credit Party shall consummate a Disposition of the Capital Stock of a Licensed Insurance Entity to another Credit Party, unless such Credit Party is subject to and in compliance with Section 9.16; (g) is a Disposition of property by a non-Credit Party to a Credit Party if the purchase price of said property is not higher than its fair market value; (h) is a Disposition of property by a non-Credit Party to a non-Credit Party; (i) is a Disposition of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business or consistent with past practice (and not for financing purposes); (j) is the lapse or abandonment of Intellectual Property that is in the reasonable judgment of the Borrower or its Subsidiaries no longer commercially desirable to maintain or necessary or material for the conduct of the business of the Borrower or its Subsidiaries; (k) so long as no Event of Default has occurred and is continuing, is a Disposition of Lighthouse; 91

(l) so long as (i) no Event of Default has occurred and is continuing and (ii) the Credit Parties will be in pro forma compliance with Section 9.13, is a Disposition of (x) True Health New Mexico, Inc. or (y) Dispositions set forth on Schedule 9.04; (m) is a Disposition of cash or Cash Equivalents; (n) is a Disposition of assets acquired in connection with a Permitted Acquisition which is made to obtain the approval of an anti-trust authority; (o) is a Disposition constituting a taking by condemnation or eminent domain or transfer in lieu thereof, or a Disposition consisting of or subsequent to a total loss or constructive total loss of property; (p) is the surrender or waiver of contractual rights and settlement or waiver of contractual or litigation claims; (q) is the unwinding of any Hedging Transaction pursuant to its terms; (r) is, to the extent required by applicable law and with respect to any Subsidiary that is a Foreign Subsidiary, the sale or other disposition of a nominal amount of Capital Stock in any Subsidiary in order to qualify members of the board of directors or equivalent governing body of such Subsidiary; or (s) so long as no Event of Default has occurred and is continuing, is a Disposition the purchase price of which is paid with not less than 75% of cash and the seller thereof receives not less than fair market value for such assets, not to exceed a value of $2,500,000 in the aggregate for all Credit Parties and their Subsidiaries in any fiscal year; provided, that, notwithstanding the foregoing, in no event shall any Credit Party, nor shall any Credit Party permit any of its Subsidiaries to, directly or indirectly, sell or otherwise dispose of any Capital Stock of any of its Subsidiaries, except (1) to qualify directors if required by Applicable Law or (2) pursuant to clause (e), (f), (g), (h), (k) or (l) above; provided, further, that notwithstanding the foregoing, in no event shall any Credit Party, nor shall any Credit Party permit any of its Subsidiaries to, directly or indirectly, sell or otherwise dispose of any Intellectual Property, except in accordance with (j) above. SECTION 9.05 Investments. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except: (a) Investments existing on the Closing Date and identified in Schedule 7.12; (b) Investments in cash and Cash Equivalents; (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; 92

(d) Investments by way of contributions to capital or purchases of Capital Stock (i) outstanding as of the date hereof and (ii) hereafter (x) by any Credit Party in any other Credit Party and (y) by any Subsidiary that is not a Credit Party in any Subsidiary that is not a Credit Party; (e) Investments constituting (i) receivables arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case, in the ordinary course of business; (f) Investments consisting of any deferred portion of the sales price received by any Credit Party in connection with any Disposition permitted under Section 9.04; (g) Investments consisting of intercompany loans, other extensions of credit or other Investments (i) outstanding as of the date hereof and (ii) hereafter (x) by a Credit Party to any other Credit Party, (y) by a Subsidiary that is not a Credit Party to a Credit Party or another Subsidiary that is not a Credit Party or (z) by a Credit Party to any Subsidiary that is not a Credit Party or to any Licensed Insurance Entity, in each case so long as at the time of such Investment pursuant to this clause (z), (x) no Event of Default has occurred and is continuing and (y) either such Investment is scheduled on Schedule 9.05(g) or the amount of such non-scheduled Investments shall not exceed $2,500,000 in the aggregate at any time; provided, that, any intercompany Indebtedness described above: (1) shall be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to the Security Documents, and shall not be forgiven or otherwise discharged for any consideration other than and to the extent of repayment in cash; and (2) shall be subordinated to the Obligations pursuant to the subordination terms set forth therein; (h) Permitted Acquisitions; (i) the maintenance of deposit accounts in the ordinary course of business so long as the applicable provisions of Section 8.12 have been complied with in respect of such deposit accounts; (j) Investments made by Credit Parties in the form of the Passport Shareholder Payment (or any other payment obligations under the Passport Shareholders Agreement), to the extent required by and made pursuant to the Passport Stockholders Agreement and, with respect to the Passport Shareholder Payment, resulting in Justify Holdings, Inc. becoming 100% owned by EH Holding Company, Inc.; (k) Investments in any Person to the extent such Investment represents the non- cash portion of the consideration received in a Disposition permitted pursuant to Section 9.04(i) or (m); (l) Investments consisting of (i) Indebtedness permitted by Section 9.01 (other than Section 9.01(e)), (ii) transactions permitted by Section 9.03, (iii) Dispositions permitted by Section 9.04 (other than Section 9.04(e)), (iv) Restricted Payments permitted by Section 9.06 (other than Section 9.06(s)) and (v) transactions permitted under Section 9.09 (other than Section 9.09(b); 93

(m) the Credit Parties and their Subsidiaries may (i) extend trade credit in the ordinary course of business and (ii) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms; (n) the Credit Parties and their Subsidiaries may endorse negotiable instruments held for collection in the ordinary course of business; (o) to the extent constituting Investments, the Credit Parties and their Subsidiaries may make earnest money deposits made in connection with the acquisition of property or assets not prohibited hereunder; (p) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof in connection with the settlement of delinquent accounts in the ordinary course of business or from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (q) prepaid expenses or lease, utility and other similar deposits, in each case made in the ordinary course of business; (r) promissory notes or other obligations of officers or other employees of such Credit Party or such Subsidiary acquired in connection with such officers’ or employees’ acquisition of Capital Stock in such Credit Party or such Subsidiary, so long as no cash is advanced by the Borrower or any of its Subsidiaries in connection with such Investment; (s) Investments of any person that becomes a Subsidiary on or after the Closing Date; provided that (i) such Investments exist at the time such person is acquired, (ii) such Investments are not made in anticipation or contemplation of such person becoming a Subsidiary, and (iii) such Investments are not directly or indirectly recourse to any Credit Party or any other Subsidiary or any of their respective assets, other than to the person that becomes a Subsidiary; (t) so long as no Default or Event of Default has occurred and is continuing, Investments funded with equity proceeds of Qualified Capital or consideration paid in respect of the Capital Stock of Parent and contributed as Qualified Capital Stock to the Borrower; (u) the Transactions; (v) the Lighthouse Capital Contributions; (w) the Somos Capital Contributions; and (x) Investments made in any Licensed Insurance Entity and Justify Holdings, Inc. to be used as statutory capital or for other capital reserves to the extent required by Applicable Laws or regulations or to the extent required by any Governmental Authority; provided, that, any Investments described in this clause (x) in an aggregate amount exceeding $2,000,000 at any time shall be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Administrative Agent (it being understood that any provisions required to be included in 94 such note or notes under Applicable Law or as required by any applicable regulator or regulatory entity shall be satisfactory to the Administrative Agent), duly executed and delivered in pledge to the Administrative Agent pursuant to the Security Documents, and shall not be forgiven or otherwise discharged for any consideration other than and to the extent of repayment in cash; (y) loans and other advances to officers, director and employees in an amount not to exceed $1,000,000 at any time; (z) the put and call arrangements set forth in the Passport Stockholders Agreement; (aa) (i) to the extent constituting Investments, cost plus margin arrangements pursuant to the Intercompany Service Agreement and (ii) Investments in Evolent Health International Private Limited in an amount not to exceed $2,500,000 at any time; and (bb) so long as no Event of Default has occurred and is continuing, additional Investments in an amount not to exceed $5,000,000 at any time. In addition, to the extent an Investment is permitted to be made by a Subsidiary directly in any Subsidiary or any other Person who is not a Credit Party (each such person, a “Target Person”) under any provision of this Section 9.05, such Investment may be made by advance, contribution or distribution by a Credit Party to a Subsidiary or Parent, which is further contemporaneously advanced or contributed to a Subsidiary for purposes of making the relevant Investment in the Target Person without such initial advance, contribution or distribution constituting an Investment (it being understood that such ultimate Investment in the Target Person must satisfy the requirements of, and shall count towards any thresholds in, a provision of this Section 9.05 as if made by the applicable Subsidiary directly to the Target Person). SECTION 9.06 Restricted Payments, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make any Restricted Payment, or make any deposit for any Restricted Payment, other than: (a) payments by any Subsidiary of the Borrower to the Borrower or its direct parent (and, in the case of a Restricted Payment by a non-wholly owned Subsidiary, to the Borrower and any other Subsidiaries and to each other owner of Capital Stock of such Subsidiary based on their relative ownership interests of the relevant class of Capital Stock); (b) Restricted Payments by any Credit Party or any of its Subsidiaries to pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock (other than Disqualified Capital Stock); (c) Restricted Payments by any Credit Party or any of its Subsidiaries to Parent to enable Parent to pay any applicable income or franchise Taxes then due and payable, to the extent such Taxes are attributable to the activities or income of the Borrower and its Subsidiaries; (d) regularly scheduled, nonaccelerated payments with respect to Indebtedness subordinated to the Obligations (including, without limitation, seller notes and earnout obligations) 95 to the extent expressly permitted by the applicable subordination agreement or such other subordination terms with respect thereto; (e) the 2021 Convertible Notes Repurchase on the maturity date (as set forth in the 2021 Convertible Notes); (f) redemptions, repurchases, retirements or other acquisitions of Capital Stock (i) deemed to occur on the exercise of options by the delivery of Capital Stock in satisfaction of the exercise price of such options or (ii) in consideration of withholding or similar taxes payable by any future, present or former officer, employee, director, member of management, or consultant (or their respective estates, executors, administrators, heirs, family members, legatees, distributees, spouses, former spouses, domestic partners and former domestic partners), including deemed repurchases in connection with the exercise of stock options; provided, that, any Restricted Payments made pursuant to this clause (f) are not be made in cash; (g) conversion of the 2021 Convertible Notes and the 2025 Convertible Notes into Qualified Capital Stock of Parent in accordance with the terms thereof; (h) all mandatory or scheduled payments in respect of the Convertible Senior Notes; (i) payment and/or satisfaction of the (i) Existing Earnouts (whether by way of cash payments or issuance of Capital Stock of the Parent) and (ii) the Global Share Backstop; (j) payments in respect of the Warrants; (k) to the extent no Event of Default has occurred and is continuing at the time of such distribution (both before and after giving effect thereto), any Credit Party and any of its Subsidiaries may make distributions in an amount sufficient to make payments (with cash or Shareholder Redemption Notes) on account of the purchase, redemption, or other acquisition or retirement of any shares of the Capital Stock of a Credit Party or Subsidiary from former employees, officers, or directors of the Credit Parties and their Subsidiaries (or any spouses, ex- spouses, beneficiaries or estates of any of the foregoing) which may be in the form of forgiveness of Indebtedness, and Parent may make such payments (with cash or Shareholder Redemption Notes) on account of the purchase, redemption, or other acquisition or retirement of any shares of its Capital Stock, and, in each case, make distributions to satisfy any tax liabilities arising in connection with such transactions; provided that the amount of such distributions and repurchases (including any such distributions or repurchases in the form of forgiveness of Indebtedness) may not exceed the sum of (x) $1,000,000 in any fiscal year plus (y) the amount of the cash proceeds of any permitted issuance of Qualified Capital Stock received by the Parent or Borrower for the purpose of making such payments and used solely for such purpose plus (z) key man life insurance proceeds received by the Parent, Borrower or any of their Subsidiaries during such fiscal year; (l) the put and call arrangements and any payment obligations set forth in the Passport Stockholders Agreement; (m) the making of any Restricted Payment within 60 days after the date of declaration thereof, if at the date of such declaration such Restricted Payment would have complied 96 with another provision of this Section 9.06; provided that the making of such Restricted Payment will reduce capacity for Restricted Payments pursuant to such other provision when so made; (n) to the extent constituting Restricted Payments, the consummation of the Transactions; (o) (i) the redemption, repurchase, retirement or other acquisition of any Capital Stock (“Retired Capital Stock”) of Parent in exchange for, or out of the proceeds of, the substantially concurrent sale of, Capital Stock of Parent or contributions to the equity capital of Parent (other than any Disqualified Capital Stock) (collectively, including any such contributions, “Refunding Capital Stock”) and (ii) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale of Refunding Capital Stock; (p) the Parent and its Subsidiaries may make any payments required by the terms of the TRA; (q) the Parent or any of the Subsidiaries may pay cash in lieu of fractional Capital Stock in connection with any dividend, split or combination thereof, any Permitted Acquisition or any exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock; (r) to the extent no Event of Default has occurred or is continuing and to the extent not prohibited by the applicable subordination provisions applicable thereto, the Parent and its Subsidiaries may pay earn-outs, seller notes, deferred purchase price obligations, holdbacks or similar obligations that were incurred pursuant to Section 9.01(x); and (s) to the extent constituting Restricted Payments, the Borrower and its Subsidiaries may enter into and consummate transactions permitted by Section 9.04 (other than Section 9.04(e)) and Section 9.05 (other than Section 9.05(l)). To the extent that the Parent or its Subsidiaries are permitted to make any Restricted Payments pursuant to this Section 9.06, the same may be made as a loan or advance to the recipient thereof, and in such case the amount of such loan or advance so made shall reduce the amount of Restricted Payments that may be made by the Parent or its Subsidiaries in respect thereof. SECTION 9.07 Modification of Certain Agreements. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in (a) any of the Organization Documents if such amendment, modification or change would (i) require any mandatory redemption date of any Capital Stock, (ii) require any cash dividends or other payments in cash to be made earlier than the Maturity Date, (iii) in the case of a Credit Party, modify any name, jurisdiction of organization, organizational identification number or federal identification number unless at least five (5) Business Days prior written notice shall be given to the Administrative Agent (or such shorter period of time reasonably agreed to by the Administrative Agent) or (iv) otherwise be materially adverse to the interests of the Administrative Agent or the Lenders in any respect, (b) any document, agreement or instrument evidencing or governing any Indebtedness that has been contractually subordinated to the Obligations in right of payment or any Liens that have been contractually subordinated in priority 97 to the Liens of the Administrative Agent, unless such amendment, supplement, waiver or other modification is permitted under the terms of the subordination agreement applicable thereto or (c) any Material Contract, except to the extent that such amendment, modification or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lender. SECTION 9.08 Sale and Leaseback. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person. SECTION 9.09 Transactions with Affiliates. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any Affiliate except (a) on fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate, (b) any transaction expressly permitted under Section 9.03, Section 9.05(d), Section 9.05(g), Section 9.05(j), Section 9.05(r), Section 9.05(v), Section 9.05(w), Section 9.05(y) or Section 9.06, (c) customary fees to, and indemnifications of, directors, officers, consultants and employees of the Credit Parties and their respective Subsidiaries, (d) the payment of reasonable and customary compensation and indemnification arrangements and benefit plans (including, without limitation, health, disability and insurance plans) for officers and employees of the Credit Parties and their respective Subsidiaries in the ordinary course of business, (e) arrangements, transactions and contracts consented to by the Administrative Agent, (f) employment agreements and severance arrangements entered into by a Credit Party or any of the Subsidiaries in the ordinary course of business, (g) capital contributions by Parent or any of its Subsidiaries to any Subsidiary, to the extent otherwise permitted hereunder, (h) payments of loans (or cancellations of loans) to employees that are (A) approved by a majority of the board of directors (or other governing body) of Borrower in good faith, (B) made in compliance with applicable law, and (C) otherwise permitted under this Agreement, (i) arrangements, transactions or contracts among the Credit Parties, their Subsidiaries, (j) the Transactions and performance of the Credit Parties and their Subsidiaries of their obligations under the Passport Health Acquisition Agreement, (k) the non- exclusive licensing of patents, trademarks, software, know-how, copyrights or other intellectual property rights in the ordinary course of business to permit the commercial exploitation of intellectual property rights, (l) payments to or from, and transactions with, joint ventures, in the ordinary course of business, in each case to the extent otherwise permitted under Section 9.05 and (m) arrangements, transactions or contracts set forth on Schedule 9.09. SECTION 9.10 Restrictive Agreements, etc. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into any agreement (other than a Transaction Document) prohibiting: (a) the creation or assumption by any Credit Party of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired; 98

(b) the ability of such Person to amend or otherwise modify any Credit Document; or (c) the ability of such Person to make any dividends, directly or indirectly, to the Credit Parties. The foregoing prohibitions shall not apply to (i) customary restrictions of the type described in clause (a) above (which do not prohibit the Credit Parties from complying with or performing the terms of this Agreement and the other Credit Documents) which are contained in any agreement, (A) governing any Indebtedness permitted by Section 9.01(d) as to assets financed with the proceeds of such Indebtedness, (B) for the creation or assumption of any Lien on the sublet or assignment of any leasehold interest of any Credit Party or any of its Subsidiaries entered into in the ordinary course of business, (C) for the assignment of any contract entered into by any Credit Party or any of its Subsidiaries in the ordinary course of business or (D) for the transfer of any asset pending the close of the sale of such asset pursuant to a Disposition permitted under this Agreement, (ii) the agreements listed on Schedule 9.10, (iii) agreements in relation to the obligations set forth in Section 9.01(q) and (iv) any subordination agreement entered into by the Administrative Agent and any applicable counterparty as required hereunder; SECTION 9.11 Hedging Transactions. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into any Hedging Transaction, except (a) Hedging Transactions entered into to hedge or mitigate risks to which such Credit Party or such Subsidiary has actual exposure (other than those in respect of Capital Stock) and (b) Hedging Transactions entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rate, from one floating rate to another floating rate or otherwise) with respect to any interest- bearing liability or investment of such Credit Party or such Subsidiary. SECTION 9.12 Changes in Business. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to engage in any business other than the businesses the Credit Parties and their Subsidiaries are engaged in as of the date hereof and other businesses that are reasonably related, ancillary or incidental thereto or reasonable extensions thereof. SECTION 9.13 Financial Performance Covenant. The Credit Parties will not permit: (a) Minimum Net Revenue. (i) Net Revenue on a consolidated basis to be less than $850,000,000 for the twelve (12) month period to be tested for the fiscal quarter ending March 31, 2020, (ii) Net Revenue on a consolidated basis to be less than $800,000,000 for each twelve (12) month period to be tested for the fiscal quarters ending June 30, 2020, September 30, 2020 and December 31, 2020 and (iii) thereafter, Net Revenue on a consolidated basis to be less than $750,000,000 for each twelve (12) month period to be tested quarterly commencing with the fiscal quarter ending March 31, 2021 through and including the fiscal quarter ending December 31, 2021; provided, that, to the extent True Health New Mexico, Inc. is sold, transferred or otherwise disposed of for Net Proceeds of $12,500,000 or more during any such fiscal quarter pursuant to a transaction permitted hereunder, then the minimum Net Revenue required by this Section 9.13(a) shall thereafter be reduced by an amount equal to the lesser of (x) $150,000,000 and (y) Net Revenue contributed by True Health New Mexico, Inc. for the twelve (12) month period ended as 99 of last fiscal quarter for which such Net Revenue was calculated immediately prior to the consummation of such sale, transfer or disposition. (b) Minimum Liquidity. Liquidity to be less than the amount set forth below opposite such relevant measurement period: Measurement Period Liquidity January 1, 2020-March 31, 2020 $20,000,000 (or, to the extent one or more draws on the DDTL Facility has occurred, $40,000,000) April 1, 2020- December 31, 2020 $25,000,0000 (or, to the extent one or more draws on the DDTL Facility has occurred, $40,000,000) Each date thereafter $40,000,000 (c) Total Secured Leverage Ratio. The Total Secured Leverage Ratio, as of the last day of each fiscal quarter set forth in the chart below (provided for the Test Periods ending March 31, 2021, June 30, 2021 and September 30, 2021, Total Secured Leverage Ratio shall mean: (i) for the Test Period ending March 31, 2021, the ratio of (x) Consolidated Secured Debt as of March 31, 2021, to (y) Consolidated Adjusted EBITDA for the three month period ending March 31, 2021, multiplied by 4; (ii) for the Test Period ending June 30, 2021, the ratio of (x) Consolidated Secured Debt as of June 30, 2021, to (y) Consolidated Adjusted EBITDA for the six (6)-month period ending June 30, 2021, multiplied by 2; and (iii) for the Test Period ending September 30, 2021, the ratio of (x) Consolidated Secured Debt as of September 30, 2021, to (y) Consolidated Adjusted EBITDA for the nine (9)-month period ending September 30, 2021, multiplied by 4/3), to be greater than the ratio set forth below opposite such measurement date: Test Period Total Secured Leverage Ratio 4 Quarters ending March 31, 2021 5.50:1.00 4 Quarters ending June 30, 2021 5.50:1.00 4 Quarters ending September 30, 2021 5.50:1.00 4 Quarters ending December 31, 2021 5.50:1.00 4 Quarters ending March 31, 2022 and ending 4.50:1.00 each fiscal quarter thereafter 100

SECTION 9.14 Disqualified Capital Stock. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, issue any Disqualified Capital Stock. SECTION 9.15 [Reserved]. SECTION 9.16 Holdings Covenant. (a) Parent. (i) Parent shall not own or acquire any assets (other than Capital Stock, cash and Cash Equivalents) or engage in any business or activity other than (i) the ownership of Capital Stock, and activities and assets incidental thereto, (ii) the maintenance of its corporate existence and activities incidental thereto and to its existence as a public company, including general and corporate overhead and the ability to incur fees, costs and expenses relating to such maintenance, (iii) activities required to comply with Applicable Laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, (v) the receipt of Restricted Payments to the extent permitted by Section 9.06, (vi) concurrently with any issuance of Capital Stock, the redemption, purchase or retirement of any Capital Stock of Parent using the proceeds of, or conversion or exchange of any Capital Stock of, Parent for, such Capital Stock, (viii) the obtainment of, and the payment of any fees and expenses for, management, consulting, investment banking and advisory services to the extent otherwise permitted by this Agreement, (ix) compliance with its obligations under the Credit Documents or any Indebtedness or guarantees permitted under Section 9.16(a)(ii), (x) activities necessary or reasonably advisable for or incidental to the registration and listing of Parent’s common stock and the continued existence of Parent as a public company, (xi) any public offering of its common stock or any other issuance of its Capital Stock (including Qualified Capital Stock) (xii) the execution, delivery and performance of contracts in the ordinary course of business and consistent with past practice, (xiii) any transaction that Parent is expressly permitted to enter into or consummate under this Article IX, (xiv) providing indemnification and contribution to directors, officers, employees, members of management, and consultants, (xv) activities incidental to any of the foregoing activities. (ii) Parent shall not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Credit Documents (or any Permitted Refinancing thereof), (ii) other unsecured Indebtedness permitted under Section 9.01, (iii) unsecured Guarantee Obligations of obligations of Borrower and its Subsidiaries to the extent not prohibited herein and (iv) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence and permitted business and activities. (iii) Parent shall not create, incur, assume or permit to exist any Lien (other than Liens permitted by Sections 9.02(a), (f) and (h) or other non-consensual Permitted Liens arising by operation of applicable law) on any of the Voting Stock issued by the Borrower to Parent. (b) EH Holding Company, Inc. (i) EH Holding Company, Inc. shall not own or acquire any assets (other than Capital Stock, cash and Cash Equivalents) or engage in any business or activity other than (i) the ownership of Capital Stock, and activities and assets incidental thereto, (ii) the 101 maintenance of its corporate existence and activities incidental thereto, including general and corporate overhead, (iii) activities required to comply with Applicable Laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, (v) the receipt of Restricted Payments to the extent permitted by Section 9.06, (vi) concurrently with any issuance of Capital Stock, the redemption, purchase or retirement of any Capital Stock of Parent using the proceeds of, or conversion or exchange of any Capital Stock of, EH Holding Company, Inc. for, such Capital Stock, (viii) the obtainment of, and the payment of any fees and expenses for, management, consulting, investment banking and advisory services to the extent otherwise permitted by this Agreement, (ix) compliance with its obligations under the Credit Documents or any Indebtedness or guarantees permitted under Section 9.16(b)(ii), (x) any transaction that EH Holding Company, Inc. is expressly permitted to enter into or consummate under this Article IX and (xi) activities incidental to any of the foregoing activities. (ii) EH Holding Company, Inc. shall not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Credit Documents (or any Permitted Refinancing thereof) and (ii) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence. (iii) EH Holding Company, Inc. shall not create, incur, assume or permit to exist any Lien on any Capital Stock of any Subsidiary or joint venture of EH Holding Company, Inc. to EH Holding Company, Inc. (c) Holding Company Guarantor. (i) No Holding Company Guarantor shall own or acquire any assets (other than Capital Stock, cash and Cash Equivalents) or engage in any business or activity other than (i) the ownership of Capital Stock, and activities and assets incidental thereto, (ii) the maintenance of its corporate existence and activities incidental thereto, including general and corporate overhead, (iii) activities required to comply with Applicable Laws, (iv) maintenance and administration of stock option and stock ownership plans and activities incidental thereto, (v) the receipt of Restricted Payments to the extent permitted by Section 9.06, (vi) concurrently with any issuance of Capital Stock, the redemption, purchase or retirement of any Capital Stock of Parent using the proceeds of, or conversion or exchange of any Capital Stock of, such Holding Company Guarantor for, such Capital Stock, (viii) the obtainment of, and the payment of any fees and expenses for, management, consulting, investment banking and advisory services to the extent otherwise permitted by this Agreement, (ix) compliance with its obligations under the Credit Documents or any Indebtedness or guarantees permitted under Section 9.16(c)(ii), (x) any transaction that Holding Company Guarantor is expressly permitted to enter into or consummate under this Article IX and (xi) activities incidental to any of the foregoing activities. (ii) No Holding Company Guarantor shall create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Credit Documents (or any Permitted Refinancing thereof) and (ii) liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence. 102

(iii) No Holding Company Guarantor shall create, incur, assume or permit to exist any Lien on any Capital Stock of any Subsidiary or joint venture of such Holding Company Guarantor to such Holding Company Guarantor. ARTICLE X Events of Default SECTION 10.01 Listing of Events of Default. Each of the following events or occurrences described in this Section 10.01 shall constitute an “Event of Default”: (a) Nonpayment of Obligations. The Borrower shall default in the payment of: (i) any principal of any Loan when such amount is due; or (ii) any interest on any Loan when such amount is due and such default shall continue unremedied for a period of five (5) Business Days after such amount is due; or (iii) any fee described in Article IV or any other monetary Obligation under the Credit Documents when such amount is due and such default shall continue unremedied for a period of five (5) Business Days after such amount is due. (b) Breach of Warranty. Any representation or warranty of any Credit Party made or deemed to be made in any Credit Document (including any certificates delivered pursuant to Article VI) which, by its terms, is subject to a materiality qualifier, is or shall be incorrect in any respect when made or deemed to have been made or any other representation or warranty of any Credit Party made or deemed to be made in any Credit Document (including any certificates delivered pursuant to Article VI) is or shall be incorrect in any material respect when made or deemed to have been made. (c) Non-Performance of Certain Covenants and Obligations. Any Credit Party shall default in the due performance or observance of any of its obligations under (i) Section 8.01(a) through (d), Section 8.01(f), Section 8.03, Section 8.05(a)(i) (solely with respect to the existence of the Parent and the Borrower), Section 8.10, Section 8.11(b), Section 8.11(c), Section 8.12, Section 8.15, Section 8.16 or Article IX and (ii) Section 8.01(e) and such default under this subclause (ii) shall continue unremedied for a period of five (5) Business Days after the earlier of (x) any officer of any Credit Party shall first have actual knowledge thereof or (y) any Credit Party receives written notice from the Administrative Agent or the Required Lenders in respect thereof. (d) Non-Performance of Other Covenants and Obligations. Any Credit Party shall default in the due performance and observance of any covenant obligation contained in any Credit Document executed by it (other than as specified in Section 10.01(a), Section 10.01(b) or Section 10.01(c)), and such default shall continue unremedied for a period of thirty (30) Business Days after the earlier of (i) any officer of any Credit Party shall first have actual knowledge thereof or (ii) any Credit Party receives written notice from the Administrative Agent or the Required Lenders in respect thereof. 103

(e) Default on Other Indebtedness. (i) A default shall occur in the payment of any amount when due (subject to any applicable grace period or cure period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than the Obligations) of any Credit Party, or Subsidiary of any Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $15,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable or (iii) an “Event of Default” (as defined in the Convertible Senior Notes) shall have occurred and be continuing under the Convertible Senior Notes if the effect of such Event of Default is to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable or if, as a result of such Event of Default thereunder, the maturity of any Notes (as defined in the Convertible Senior Notes) thereunder has been accelerated, the Commitments (as defined therein) shall have been terminated or the noteholders otherwise shall cause such Notes to become due and payable (or require the conversion of such Convertible Senior Notes) in its entirety prior to its expressed maturity; provided that clauses (i) and (ii) shall not apply to (x) Indebtedness which is convertible into Capital Stock and converts to Capital Stock in accordance with its terms and such conversion is not prohibited hereunder or (y) any breach or default that is waived (including in the form of amendment or forbearance) by the required holders of the applicable item of Indebtedness, in either case, prior to the acceleration of Loans pursuant to Section 10.02. (f) Judgments. Any final judgment or order for the payment of money individually or in the aggregate in excess of $15,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has been notified of the claim and has not disputed coverage) shall be rendered against any Credit Party or any of its Subsidiaries and such judgment shall not have been satisfied, vacated or discharged or stayed or bonded pending appeal within sixty (60) days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order. (g) Plans. An ERISA Event occurs that has resulted or could reasonably be expected to result in a Material Adverse Effect. (h) Bankruptcy, Insolvency, etc. Any Credit Party or any of its Significant Subsidiaries shall: (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, its debts as they become due; (ii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the assets or other property of any such Person, or make a general assignment for the benefit of creditors; (iii) in the absence of such application, consent or acquiesce to or permit or suffer to exist, the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other 104 custodian shall not be discharged within sixty (60) days; provided, that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such sixty (60)-day period to preserve, protect and defend their rights under the Credit Documents; (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Person, or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; provided, that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents; or (v) take any action authorizing, or in furtherance of, any of the foregoing. (i) Impairment of Security, etc. Any Credit Document or any Lien granted thereunder with respect to any material portion of the Collateral (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Credit Party thereto, or any Credit Party or any other Person shall contest in writing such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Credit Document, any Lien on any material portion of the Collateral shall cease to be a perfected Lien (other than as a result of the Administrative Agent’s failure to take any action within its control). (j) Change of Control. Any Change of Control shall occur. (k) Subordination. The subordination provisions of any subordination agreement or any subordination provisions governing any subordinated Indebtedness shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Credit Party or any Affiliate of a Credit Party shall contest in writing the validity or enforceability thereof or deny in writing that it has any further liability or obligation thereunder, or the Obligations, for any reason shall not have the priority contemplated by such subordination provisions (other than as a result of the Administrative Agent’s failure to take any action within its control). SECTION 10.02 Remedies Upon Event of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice to the Borrower (a) permanently reduce the Commitment in whole or in part or (b) declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate. The Lenders and the Administrative Agent shall have all other rights and remedies available at law or in equity or pursuant to any Credit Documents. 105

ARTICLE XI The Administrative Agent SECTION 11.01 Appointment. Each Lender (and, if applicable, each other Secured Party) hereby appoints Ares as its Administrative Agent under and for purposes of each Credit Document and hereby authorizes the Administrative Agent to act on behalf of such Lender (or, if applicable, each other Secured Party) under each Credit Document and, in the absence of other written instructions from the Lenders, pursuant to the terms of the Credit Documents received from time to time by the Administrative Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender (and, if applicable, each other Secured Party) hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent. SECTION 11.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. SECTION 11.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of any Credit Party or other Person to perform its obligations hereunder or thereunder. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy or insolvency law or other similar law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any bankruptcy or insolvency law or other similar law. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party. 106

SECTION 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, electronic mail, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other requisite Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties. SECTION 11.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder, except with respect to any Default or Event of Default in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as the Administrative Agent shall deem advisable in the best interests of the Secured Parties. SECTION 11.06 Nonreliance on Administrative Agent and Other Lenders. Each Lender (and, if applicable, each other Secured Party) expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Credit Party or any Affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender or any other Secured Party. Each Lender (and, if applicable, each other Secured Party) represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, operations, property, financial and other condition and 107 creditworthiness of the Credit Parties and their Affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender (and, if applicable, each other Secured Party) also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Credit Party or any Affiliate of a Credit Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. SECTION 11.07 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Total Credit Exposure in effect on the date on which indemnification is sought under this Section 11.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Total Credit Exposure immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents, any Specified Hedging Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section 11.07 shall survive the payment of the Loans and all other amounts payable hereunder. SECTION 11.08 Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though the Administrative Agent were not the Administrative Agent. With respect to its Loans made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender,” “Lenders,” “Secured Party” and “Secured Parties” shall include the Administrative Agent in its individual capacity. SECTION 11.09 Successor Agents. The Administrative Agent may resign as Administrative Agent, upon twenty (20) days’ notice to the Lenders and the Borrower. If the 108

Administrative Agent shall resign as Administrative Agent under this Agreement and the other Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent, which successor agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights (other than any rights to indemnity payments owed to the retiring Administrative Agent), powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights (other than any rights to indemnity payments owed to the retiring Administrative Agent), powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no applicable successor agent has accepted appointment as Administrative Agent by the date that is twenty (20) days following such retiring Administrative Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective (except that in the case of any Collateral held by the Administrative Agent for the benefit of the Secured Parties under any of the Credit Documents, the Administrative Agent will continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After an Agent’s resignation as the Administrative Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Credit Documents. SECTION 11.10 Agents Generally. Except as expressly set forth herein, the Administrative Agent shall not have any duties or responsibilities hereunder in its capacity as such. SECTION 11.11 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express written consent of the Administrative Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Administrative Agent, set-off against the Obligations, any amounts owing by such Lender to any Credit Party or any of their respective Subsidiaries or any deposit accounts of any Credit Party or any of their respective Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Administrative Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Credit Document against any Credit Party or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. (b) Subject to Section 12.09, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from the Administrative Agent pursuant to the terms of this Agreement, or (ii) payments from the Administrative Agent in excess of such Lender’s pro rata share of all such distributions by the Administrative Agent, such Lender promptly shall (A) turn the same over to the Administrative Agent, in-kind, and with such endorsements as may be required to negotiate the same to the Administrative Agent, or in immediately available funds, as applicable, for the account of all of 109 the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders, so that such excess payment received shall be applied ratably as among the Lenders in accordance with their pro rata shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. SECTION 11.12 Agency for Perfection. Administrative Agent hereby appoints each other Secured Party as its agent (and each Secured Party hereby accepts such appointment) for the purpose of perfecting the Administrative Agent’s Liens in assets which, in accordance with Article 7 or Article 8, as applicable, of the Uniform Commercial Code of any applicable state can be perfected only by possession or control. Should any Secured Party obtain possession or control of any such Collateral, such Secured Party shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor shall deliver possession or control of such Collateral to Administrative Agent or in accordance with Administrative Agent’s instructions. SECTION 11.13 Authorization to File Proof of Claim. In case of the pendency of any bankruptcy, insolvency or other similar proceeding with respect to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable or whether the Administrative Agent shall have made any demand therefor) shall be entitled: (i) to file and prove a claim in such proceeding for the full amount of the principal and interest owing and unpaid in respect of the Loans and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for reimbursement under Section 12.05) allowed in such proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any trustee, liquidator or another similar official in any such proceedings is hereby authorized by each Lender to make such payments to the Administrative Agent for the account of such Lender. Nothing contained herein shall be deemed to authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations of the Credit Party hereunder or the rights of any Lender, or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. SECTION 11.14 Credit Bids. Each Credit Party and each Secured Party hereby irrevocably authorizes Administrative Agent, based upon the written instruction of the Required Lenders, to bid and purchase (either directly or through one (1) or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted (i) by the Administrative Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code (ii) under the provisions of the Bankruptcy Code, including Section 363, 365 and/or 1129 of the Bankruptcy Code or (iii) by the Administrative Agent (whether by judicial action or otherwise, including a foreclosure sale) in accordance with applicable law (clauses (i), (ii) an (iii), a “Collateral Sale”); and in connection with any Collateral Sale based upon the written instruction of Required Lenders, the Administrative Agent may accept noncash consideration, including debt and equity securities issued by such acquisition vehicle under the direction or control of the Administrative Agent and 110 the Administrative Agent may offset all or any portion of the Obligations against the purchase price of such Collateral. Each Secured Party hereby agrees that, except as otherwise provided in any Credit Documents, or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Credit Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. SECTION 11.15 Binding Effect. Each Secured Party, by accepting the benefits of the Credit Documents, agrees that (i) any action taken by the Administrative Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Credit Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. ARTICLE XII Miscellaneous SECTION 12.01 Amendments and Waivers. Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 12.01. The Required Lenders may, or, with the consent of the Required Lenders or the Administrative Agent, as applicable, may, from time to time, (a) enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or the Credit Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, that no such waiver, amendment, supplement or modification shall directly: (i) (A) reduce or forgive any portion of any Loan or extend the final expiration date of any Lender’s Commitment or extend the final scheduled maturity date of any Loan or reduce the stated interest rate (it being understood that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate or amend Section 2.08(c)), or (B) reduce or forgive any portion or extend the date for the payment, of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates) or (C) amend or modify any provisions of Section 12.09(b) or any other provision that provides for the pro rata nature of disbursements by or payments to Lenders, in each case, without the written consent of each Lender directly and adversely affected thereby; (ii) amend, modify or waive any provision of this Section 12.01 or reduce the percentages specified in the definitions of the term “Required Lenders” or consent to the assignment or transfer by any Credit Party of its rights and obligations under any Credit 111

Document to which it is a party (except as permitted pursuant to Section 9.03), in each case, without the written consent of each Lender directly and adversely affected thereby; (iii) increase the aggregate amount of any Commitment of any Lender without the consent of such Lender; (iv) amend, modify or waive any provision of Article XI applicable to the Administrative Agent without the written consent of the Administrative Agent; (v) release all or substantially all of the Guarantors under the Guarantee Agreement (except as expressly permitted by the Guarantee Agreement), or release all or substantially all of the Collateral under the Security Agreement and the Mortgages (except as expressly permitted thereby and in Section 12.19), in each case without the prior written consent of each Lender; (vi) amend Section 2.10 so as to permit Interest Period intervals greater than three months if not agreed to by all applicable Lenders; or Notwithstanding the foregoing or anything to the contrary herein: (i) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended, and amounts payable to such Lender hereunder may not be permanently reduced without the consent of such Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Lender); (iii) schedules to this Agreement and the Security Agreement may be amended or supplemented with the consent of the Administrative Agent; and (iv) this Agreement and any other Credit Document may be amended solely with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order to (x) correct or cure ambiguities, errors, omissions, defects, (y) effect administrative changes of a technical or immaterial nature or (z) correct or cure incorrect cross references or similar inaccuracies in this Agreement or the applicable Credit Document, in each case, with regards to clauses (x) through (z), the correction of which is not adverse to the interest of any Lender. Guarantees, collateral documents, security documents, intercreditor agreements, and related documents executed in connection with this Agreement may be amended, modified, terminated or waived, and consent to any departure therefrom may be given, without the consent of any Lender if such amendment, modification, waiver or consent is given in order to cause such guarantee, collateral document, 112 security document, intercreditor agreement or related document to be consistent with this Agreement and the other Credit Documents. Any such amendment shall become effective without any further consent of any other party to such Credit Document. SECTION 12.02 Notices and Other Communications; Facsimile Copies. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by electronic transmission). All such written notices shall be mailed, e-mailed or delivered to the applicable address or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Credit Parties, the Administrative Agent, to the address, electronic mail address or telephone number specified for such Person on Schedule 12.02 or to such other address, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, and the Administrative Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three (3) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 12.02(c)), when delivered; provided, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. (b) Effectiveness of Electronic Documents and Signatures. Credit Documents may be transmitted and/or signed by email or other electronic communication. The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all Credit Parties, the Administrative Agent and the Lenders. (c) Reliance by the Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of any Credit Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. SECTION 12.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or 113 privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. SECTION 12.04 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Credit Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder. SECTION 12.05 Payment of Expenses; Indemnification. The Borrower agrees, subject to any limitations set forth in the Fee Letter, (a) to pay or reimburse the Administrative Agent and the Lenders for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of, and any amendment, waiver, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees, disbursements and other charges of one counsel (and, to the extent necessary, one local counsel in any relevant jurisdiction and, if reasonably required, one regulatory counsel) to the Administrative Agent, (b) to pay or reimburse (i) a single firm of counsel to the Administrative Agent, (ii) if reasonably necessary, one local counsel in each relevant jurisdiction (which may include special counsel acting in multiple jurisdictions) and (iii) solely in the case of an actual or perceived conflict of interest, one additional primary counsel and one additional counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for each group of affected Lenders similarly situated taken as a whole, for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, and (c) to pay, indemnify and hold harmless each Lender and the Administrative Agent and their respective Related Parties from and against any and all other actual liabilities, obligations, losses, damages, penalties, actions, judgments, suits, and reasonable out- of-pocket costs, expenses or disbursements of any kind or nature whatsoever, including reasonable and documented fees, disbursements and other charges of one counsel, arising as a result of the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law on the part of any Credit Party or any of its Subsidiaries or any actual or alleged presence of Hazardous Materials as a result of the operations of each Credit Party or any of its Subsidiaries, including at any of their Real Property (all the foregoing in this clause (c), collectively, the “indemnified liabilities”); provided, that the Credit Parties shall have no obligation hereunder to the Administrative Agent or any Lender nor any of their Related Parties with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the party to be indemnified or one of their Related Parties; (ii) disputes among the Administrative Agent, the Lenders and/or their transferees; or (iii) diminution in value of any Real Property of any Credit Party resulting from the presence of Hazardous Materials existing at such Real Property on or before the Closing Date. The agreements in this Section 12.05 shall survive repayment of the Loans and all other amounts payable hereunder and termination of this Agreement. To the fullest extent permitted by Applicable Law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against any Lender, the 114

Administrative Agent and their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Lender, the Administrative Agent nor any of their respective Related Parties shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby. This Section 12.05 shall not apply to Taxes other than any Taxes that represent losses, claims, damages, etc., arising from a non-Tax claim. SECTION 12.06 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as set forth in Section 9.03, no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.06. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 12.06) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. Notwithstanding anything to the contrary herein, (a) any Lender shall be permitted to pledge or grant a security interest in all or any portion of such Lender’s rights hereunder including, but not limited to, any Loans (without the consent of, or notice to or any other action by, any other party hereto) to secure the obligations of such Lender or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender or any of its Affiliates and any agent, trustee or representative of such Person and (b) the Administrative Agent shall be permitted to pledge or grant a security interest in all or any portion of its respective rights hereunder or under the other Credit Documents, including, but not limited to, rights to payment (without the consent of, or notice to or any other action by, any other party hereto), to secure the obligations of the Administrative Agent or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of the Administrative Agent or any of its Affiliates and any agent, trustee or representative of such Person. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than to a Defaulting Lender or to the Borrower or to any of the Borrower’s Affiliates or Subsidiaries) (each, an “Eligible Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (which consent in each case shall not be unreasonably withheld or delayed) of: 115

(A) the Borrower; provided, that (1) no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if Default or an Event of Default pursuant to Section 10.01(a), 10.01(c) (solely with respect to a default under Section 8.01(b) through (d) and Section 9.13) or Section 10.01(h) has occurred and is continuing, any other assignee and (2) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the Administrative Agent; provided, that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents, which consent, in each case, shall not be unreasonably withheld or delayed; provided, however, that no such consent of the Borrower shall be required if an Event of Default under Section 10.01(a), (c) (solely in respect of a breach of Section 8.01(a), (b), (c), (d) or (e), or Section 9.13) or Section 10.01(h) has occurred and is continuing; and provided further, that contemporaneous assignments to a single assignee made by affiliated Lenders or related Approved Funds and contemporaneous assignments by a single assignor to affiliated Lenders or related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided, that this paragraph shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of Commitments or Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided, that only one such fee shall be payable in connection with simultaneous assignments to two or more Approved Funds; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and (E) No Lender may assign or otherwise transfer its rights or obligations hereunder to any of the Credit Parties. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof 116 as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee (by its execution and delivery of the applicable Assignment and Acceptance to the Administrative Agent) and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full respective Pro Rata Share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 12.06, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 5.03 and 12.05); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 12.06. (iv) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Further, the Register shall contain the name and address of the Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive absent manifest error, and the Credit Parties, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by the Borrower, and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative 117

Questionnaire (unless the assignee shall already be a Lender hereunder) and any written consent to such assignment required by paragraph (b)(i) of this Section 12.06, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this paragraph. (vi) Disqualified Institutions. (A) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or transferring Lender entered into a binding agreement to sell and assign, or grant a participation in, all or a portion of its rights and obligations under this Agreement, as applicable, to such Person unless Administrative Agent and the Borrower (unless a Default or Event of Default under Section 10.01(a) or 10.01(h) has occurred and is continuing, in which case no consent from the Borrower is required) have consented in writing in their sole and absolute discretion to such assignment or participation, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation. For the avoidance of doubt, (x) no assignment or participation shall be retroactively invalidated pursuant to this Section 12.06(b)(vi) if the Trade Date therefor occurred prior to the assignee’s or participant’s becoming a Disqualified Institution (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), and (y) the execution by the Borrower or Agent of an Assignment and Acceptance with respect to such an assignment will not by itself result in such assignee no longer being considered a Disqualified Institution. (B) Administrative Agent and each assignor of a Loan or seller of a participation hereunder shall be entitled to rely conclusively on a representation of the assignee Lender or Participant in the relevant Assignment or participation agreement, as applicable, that such assignee or purchaser is not a Disqualified Institution. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes Administrative Agent, to verbally disclose to any potential Lender or Participant whether not such Person is on the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”). Any assignment to a Disqualified Institution or grant or sale of participation to a Disqualified Institution in violation of this Section 12.06(b)(vi) shall not be void, but the other provisions of this Section 12.06 shall apply. (c) (i) Any Lender may, without the consent of the Borrower, or the Administrative Agent, sell participations to one or more banks or other entities (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit 118

Document; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i) of the first proviso to Section 12.01. Subject to paragraph (c)(ii) of this Section 12.06, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, and 5.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 12.06. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.09(b) as though it were a Lender, provided, that such Participant agrees to be subject to Section 12.09(a) as though it were a Lender. (i) A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11 or 5.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Non- U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 5.04 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.04(b) as though it were a Lender. (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Lender’s obligations hereunder (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall not have any responsibility for maintaining a Participant Register. SECTION 12.07 Replacements of Lenders Under Certain Circumstances. (a) The Borrower, at its sole cost and expense, shall be permitted to replace any Lender (or any Participant), other than an Affiliate of the Administrative Agent, that (i) requests reimbursement for amounts owing pursuant to Section 2.10, Section 2.11, Section 2.12 or Section 5.04, or (ii) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken, provided, that (A) such replacement does not conflict with any Applicable Law, (B) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (C) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts (other than any disputed amounts) pursuant to Section 2.10, Section 2.11, Section 2.12 or Section 5.04, as the case may be, owing to such replaced Lender prior to the date of replacement, (D) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (E) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 12.06 (except that such 119 replaced Lender shall not be obligated to pay any processing and recordation fee required pursuant thereto) and (F) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. (b) If any Lender (a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination, which pursuant to the terms of Section 12.01 requires the consent of all of the Lenders affected or the Required Lenders and with respect to which the Required Lenders shall have granted their consent, then, provided that no Default or Event of Default then exists, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent), at its own cost and expense, to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and Commitments to one or more assignees reasonably acceptable to the Administrative Agent, provided, that: (i) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrower, the Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 12.06 (except that such Non-Consenting Lender shall not be obligated to pay any processing and recordation fee required pursuant thereto). SECTION 12.08 Securitization. The Credit Parties hereby acknowledge that the Lenders and their Affiliates may securitize the Loans (a “Securitization”) through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans to their controlled Affiliates, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody’s, S&P or one or more other rating agencies. The Credit Parties shall, to the extent commercially reasonable, cooperate with the Lenders and their Affiliates to effect any and all Securitizations. Notwithstanding the foregoing, no such Securitization shall release the Lender party thereto from any of its obligations hereunder or substitute any pledgee, secured party or any other party to such Securitization for such Lender as a party hereto and no change in ownership of the Loans may be effected except pursuant to Section 12.06. SECTION 12.09 Adjustments; Set-off. (a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 10.01(h) or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans or interest thereon, such Benefited Lender shall (i) notify the Administrative Agent of such fact and (ii) purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that (x) if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest and (y) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the 120 application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant (as to which the provisions of this Section shall apply). Notwithstanding the foregoing, in the event that any Defaulting Lender shall exercise any such right of setoff, (1) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.05(d) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (2) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set- off. Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation. (a) After the occurrence and during the continuance of an Event of Default, to the extent consented to by Administrative Agent, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower or any other Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by Applicable Law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application. SECTION 12.10 Counterparts. This Agreement and the other Credit Documents may be executed by one or more of the parties thereto on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. SECTION 12.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 12.11, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general 121 principles of equity (whether considered in a proceeding in equity or law), as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. SECTION 12.12 Integration. This Agreement and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents. SECTION 12.13 GOVERNING LAW. THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 12.14 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (a) agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Affiliate of the foregoing in any way relating to this Agreement or any other Credit Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth on Schedule 12.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against the Borrower or any other Credit Party or their respective properties in the courts of any jurisdiction; 122

(e) waives, to the maximum extent not prohibited by law, all rights of rescission, set-off, counterclaims, and other defenses in connection with the repayment of the Obligations; and (f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.14 any special, exemplary, punitive or consequential damages. SECTION 12.15 Acknowledgments. Each Credit Party hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents; (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Administrative Agent and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Credit Parties and the Lenders. SECTION 12.16 WAIVERS OF JURY TRIAL. THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. SECTION 12.17 Confidentiality. The Administrative Agent and Lender shall hold all Confidential Information confidential in accordance with its customary procedure for handling confidential information of this nature and (in the case of a Lender that is a bank) in accordance with safe and sound banking practices; provided, that Confidential Information may be disclosed by the Administrative Agent or Lender: (a) as required by any governmental agency or representative thereof (including, without limitation, public disclosures by the Administrative Agent, Lender, or any of their Related Parties required by the SEC or any other governmental or regulatory authority); (b) pursuant to legal process; (c) in connection with the enforcement of any rights or exercise of any remedies by the Administrative Agent or Lender under this Agreement or any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document; (d) to the Administrative Agent’s or Lender’s attorneys, professional advisors, independent auditors or Affiliates, 123

(e) in connection with: (i) the establishment of any special purpose funding vehicle with respect to the Loans, (ii) any Securitization permitted under Section 12.08; (iii) any prospective assignment of, or participation in, its rights and obligations pursuant to Section 12.06, to prospective assignees or Participants, as the case may be; (iv) any Hedging Transaction entered into or proposed to be entered into in connection with the Loans made hereunder, to actual or proposed direct or indirect contractual counterparties; and (v) any actual or proposed credit facility for loans, letters of credit or other extensions of credit to or for the account of the Administrative Agent or Lender or any of its Affiliates, to any Person providing or proposing to provide such loan, letter of credit or other extension of credit or any agent, trustee or representative of such Person; or (f) with the consent of the Borrower; provided, that in the case of clause (e) hereof, the Person to whom Confidential Information is so disclosed is advised of and has been directed to comply with the provisions of this Section 12.17. For purposes of this Section, “Confidential Information” means all information received from a Credit Party or any Subsidiary, whether directly or from a Credit Party or a Subsidiary’s managers, officers, employees, attorneys, agents, or other advisors, relating to the Credit Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Secured Party on a nonconfidential basis prior to disclosure by or on behalf of such Credit Party or any Subsidiary. Notwithstanding the foregoing, (A) each of the Administrative Agent, the Lenders and any Affiliate thereof is hereby expressly permitted by the Credit Parties to refer to any Credit Party and any of their respective Subsidiaries in connection with any promotion or marketing undertaken by the Administrative Agent, Lender or Affiliate and, for such purpose, the Administrative Agent, Lender or Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with such Credit Party or such Subsidiary or any of their businesses and (B) any information that is or becomes generally available to the public (other than as a result of prohibited disclosure by the Administrative Agent or Lender) shall not be subject to the provisions of this Section 12.17. EACH LENDER ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION (AS DEFINED IN THIS SECTION 12.17) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC 124

INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING WAIVERS AND AMENDMENTS, FURNISHED BY THE CREDIT PARTIES OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NONPUBLIC INFORMATION ABOUT THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE CREDIT PARTIES AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NONPUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 12.18 Press Releases, etc. Each Credit Party will not, and will not permit any of its respective Subsidiaries, directly or indirectly, to publish any press release or other similar public disclosure or announcements (including any marketing materials) regarding this Agreement, the other Credit Documents, the Transaction Documents, or any of the Transactions, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld. SECTION 12.19 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Administrative Agent is hereby irrevocably authorized and directed by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 12.01) (x) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Credit Document or that has been consented to in accordance with Section 12.01 or (ii) under the circumstances described in paragraph (b) below and (y) enter into subordination or intercreditor agreements with respect to Indebtedness to the extent the Administrative Agent or the Collateral Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement. (a) At such time as (i) the Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full and (ii) the Commitments have been terminated, the Collateral shall be automatically released from the Liens created by the Security Documents, and the Security Documents and all pledges and obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Credit Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. (b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any guarantee obligations pursuant to this Section 12.19. In each case as specified in this Section 12.19, the Administrative Agent will (and each Lender irrevocably authorizes and directs the Administrative Agent to), at the Borrower’s 125 request and expense, (i) execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Administrative Agent’s Liens and all notices of security interests and liens previously filed by the Administrative Agent and (ii) deliver all possessory collateral in the Administrative Agent’s possession, custody or control to the Borrower (or the Borrower’s designee), and (iii) execute and deliver to the applicable Credit Party such other documents as such Credit Party may reasonably request to evidence the release of such item of Collateral or obligation from the assignment, lien or security interest granted under the Security Documents, in each case in accordance with the terms of the Credit Documents and this Section 12.19. SECTION 12.20 USA Patriot Act. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act. Each Credit Party agrees to provide all such information to the Lenders upon request by the Administrative Agent at any time, whether with respect to any Person who is a Credit Party on the Closing Date or who becomes a Credit Party thereafter. SECTION 12.21 No Fiduciary Duty. Each Credit Party, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Credit Parties, their respective Subsidiaries and Affiliates, on the one hand, and the Administrative Agent, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. SECTION 12.22 Authorized Officers. The execution of any certificate requirement hereunder by an Authorized Officer shall be considered to have been done solely in such Authorized Officer’s capacity as an officer of the applicable Credit Party (and not individually). Notwithstanding anything to the contrary set forth herein, the Secured Parties shall be entitled to rely and act on any certificate, notice or other document delivered by or on behalf of any Person purporting to be an Authorized Officer of a Credit Party and shall have no duty to inquire as to the actual incumbency or authority of such Person. SECTION 12.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution, and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion 126 of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. [SIGNATURE PAGES FOLLOW] 127

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. BORROWER: EVOLENT HEALTH LLC, a Delaware limited liability company By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary PARENT: EVOLENT HEALTH, INC., a Delaware corporation By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary OTHER GUARANTORS: EH HOLDING COMPANY, INC., a Delaware corporation By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary EVOLENT CARE PARTNERS HOLDING COMPANY, INC., a Delaware corporation By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary Signature Page to Credit Agreement

NCIS HOLDINGS, INC., a Delaware corporation By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary NCH MANAGEMENT SYSTEMS, INC., a California corporation By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary EVOLENT CARE PARTNERS OF TEXAS, INC., a Texas corporation By: /s/ Jonathan Weinberg Name: Jonathan Weinberg Title: Secretary Signature Page to Credit Agreement

ADMINISTRATIVE AGENT: ARES CAPITAL MANAGEMENT LLC, a Delaware limited liability company By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory Signature Page to Credit Agreement

LENDERS: ARES CAPITAL CORPORATION By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory CION ARES DIVERSIFIED CREDIT FUND By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P. By: Ares Management LLC, its investment subadvisor By: Ares Capital Management LLC, as subadvisor By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory ARES DIRECT FINANCE I LP By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory Signature Page to Credit Agreement

Schedule 1.01(a) Commitment Ratios Lender 1L Term Loan 1L DDTL Ares Capital Corporation $67,131,423.77 $44,754,282.52 CION Ares Diversified $5,277,288.34 $3,518,192.22 Credit Fund Ares Credit Strategies $2,291,287.89 $1,527,525.26 Insurance Dedicated Fund Series Interests of SALI Multi-Series Fund, L.P. Ares Direct Finance I LP $300,000.00 $200,000.00

Schedule 1.01(b) Licensed Insurance Entities Evolent Assurance Solutions LLC, a Vermont limited liability company Justify Holdings, Inc., a Kentucky corporation Juntos Health Plan Inc., a Texas corporation True Health New Mexico, Inc., a New Mexico corporation

Schedule 1.01(c) Material Contracts Material Contracts (other than customer contracts): 1. Ironwood Physicians, PC a. Network Provider Group Participation Contact by and between NCH Management Systems, Inc. and Ironwood Physicians, PC, dated July 1, 2014 (as amended to date, most recently by the Amendment to Network Provider Group Participation Agreement, dated June 26, 2018) 2. Lighthouse Health Plan LLC a. Amended and Restated Medicaid Management Services Agreement by and between Lighthouse Health Plan, LLC and Evolent Health LLC, effective February 1, 2019 3. 21st Century Oncology LLC a. Florida i. New Century Health Network Provider Group Participation Agreement by and between NCH Management Systems, Inc. and 21st Century Oncology, LLC, dated April 1, 2015 (as amended to date, most recently by the Amendment to New Century Health Network Provider Group Participation Agreement, dated September 1, 2019) b. Arizona i. Network Provider Group Participation Agreement by and between NCH Management Systems, Inc. and Cancer Treatment Services Arizona, LLC, dated May 1, 2016 ii. Network Provider Group Participation Agreement by and between NCH Management Systems, Inc. and Alliance Oncology of Arizona, LLC (as amended to date, most recently by the Amendment to New Century Health Network Provider Group Participation Agreement, effective April 1, 2019) iii. Provider Group Participation Agreement by and between NCH Management Systems, Inc. and Arizona Radiation Therapy Management Services, Inc., dated July 1, 2014 (as amended to date, most recently by the Amendment to Network Provider Group Participation Agreement, effective May 1, 2018) 4. CVS Pharmacy, Inc. a. Amended & Restated Prescription Benefit Services Agreement by and between CaremarkPCS Health, L.L.C. and Evolent Health LLC, dated January 1, 2018 (as amended to date, most recently by the Amendment to Amended and Restated Prescription Benefit Services Agreement, dated October 1, 2018) 5. Palo Verde Hematology Oncology LTD a. Network Provider Group Participation Agreement by and between NCH Management Systems, Inc. and Palo Verde Hematology Oncology, dated May 21, 2014 (as amended to date, most recently by the Amendment to Network Provider Group participation Agreement, dated May 1, 2018) 6. Arizona Oncology Associates, PC

a. Network Provider Group Participation Agreement by and between NCH Management Systems, Inc. and Arizona Oncology Associates, dated July 1, 2014 (as amended to date, most recently by the Amendment to Network Provider Group Participation Agreement, effective May 1, 2018) Evolent Health Services Client Contracts (listed by client relationship) 1. County Care (Cook County) a. Cook County Health and Hospitals System Amended and Restated Master Contract by and between Cook County Health and Hospital Systems d/b/a Cook County Health by its CountyCare Health Plan and Evolent Health LLC., dated April 1, 2016 (as amended to date, most recently by the Corrected Amendment No. 5 to Cook County Master Contract Agreement, dated September 24, 2019) 2. Deaconess a. Operational Master Services Agreement, by and between Deaconess Health System, Inc. and Evolent Health LLC, dated January 1, 2015 (as amended to date, most recently by the Tenth Amendment to the Operational Master Services Agreement, dated April 1, 2019) 3. Maryland Physicians a. Medicaid Master Services Agreement by and between Maryland Care, Inc. (sometimes referred to in the Maryland Medicaid Program as Maryland Physicians Care) and Evolent Health LLC, effective September 30, 2019 4. Passport a. Services Agreement, by and between University Health Care, Inc. d/b/a Passport Health Plan and Evolent Health LLC, dated December 16, 2015 (as amended to date, most recently by the Eleventh Amendment to the Services Agreement, dated May 28, 2019) 5. Premera a. Master Service Agreement by and between Premera Blue Cross and Evolent Health LLC, made effective January 1, 2019 6. SOMOS a. Management Services Agreement by and between SOMOS Your Health, LLC and Evolent Health LLC, dated January 19, 2018 (as amended to date, most recently by First Amendment to Master Services Agreement, dated May 21, 2019) b. Management Services Agreement by and between Somos Healthcare Providers Inc. and Evolent Health LLC, effective January 15, 2018 (as amended to date, most recently by First Amendment to Management Services Agreement, dated June 15, 2018) New Century Customer Contracts (listed by client relationship)1 1. CarePlus a. Specialty Care Agreement, by and between CarePlus Health Plans, Inc. and NCH Management Systems, Inc., dated March 1, 2009 (as amended to date, most recently 1 NTD - County Care and Passport are also NCH customers, but the NCH services are contracted as part of the broader Evolent services, not individually with NCH.

by the Twenty-third Amendment to Specialty Care Agreement, dated January 1, 2015) b. Specialty Care Agreement, by and between CarePlus Health Plans, Inc. and New Century Health, dated April 1, 2004 (as amended to date, most recently by the Amendment to the Network Agreement Between Careplus Health Plans, Inc. and New Century Health, dated May 1, 2017) c. Specialty Care Agreement, by and between CarePlus Health Plans, inc. and NCH Management Systems, Inc., dated April 1, 2004 (as amended to date, most recently by the Amendment to the Specialty Care Agreement between CarePlus Health Plans Inc. and NCH Management Systems, Inc., dated October 1, 2013) 2. Cigna a. Capitated Health System Agreement, by and between Cigna HealthCare of Arizona, Inc. and NCH Management Systems, Inc., effective July 1, 2014 (as amended to date, most recently by Second Amendment to Capitated Health System Agreement, dated January 1, 2019). 3. Coventry a. Delegated Network Agreement, by and between Coventry Summit Health Plan, Inc. and NCH Management Systems, Inc. f/k/a New Century Infusion Solutions, Inc. aka NCIS, dated October 8, 2007 (as amended to date, most recently by Amendment Number 3 to Delegated Network Agreement, dated September 1, 2011) b. Network Agreement, by and between Coventry Health Care of Florida, Inc. f/k/a Vista Healthplan, Inc., Coventry Health Plan of Florida, Inc. f/k/a Vista Healthplan of South Florida, Inc., Coventry Health Care, Inc. f/k/a Vista Insurance Plan, Inc. and NCH Management Systems, Inc. d/b/a New Century Health, dated October 8, 2007 (as amended to date most recently by Amendment Number 6 to the Network Agreement, dated December 1, 2011) c. Delegated Network Agreement, by and between NCH Management Systems, Inc. d/b/a New Century Health, f/k/a New Century Infusion Solutions, Inc. a.k.a NCIS and Aetna Health Inc. (as amended to date most recently by Amendment Number Six to Delegated Network Agreement, dated January 1, 2017) d. Network Agreement, by and between Summit Health Plan, Inc. and NCH Management Systems, Inc. d/b/a New Century Health, dated April 1, 2007 (as amended to date, most recently by Amendment Number 2 to Network Agreement, dated December 1, 2009) e. Delegated Network Agreement, by and between NCH Management Systems, Inc. d/b/a/ New Century Health and Aetna Health Inc. (as amended to date, most recently by Amendment Number Five to Delegated Network Agreement, dated April 1, 2018) 4. GlobalHealth a. Master Services Agreement, by and between NCH Management Systems, Inc. and GlobalHealth Holdings, LLC, effective February 1, 2020 5. Humana a. Services Agreement, by and between NCH Management Systems, Inc. and Humana Health Plan, Inc., Humana Insurance Company and Affiliates, effective

January 10, 2011 (as amended to date, most recently by Amendment Eleven to Services Agreement, effective July 1, 2016) b. Network Services Agreement, by and between Humana Insurance Company, Humana Health Insurance Company of Florida, Inc., Humana Medical Plan, Inc. and their affiliates that underwire or administer health plans, effective May 1, 2013 (as amended to date, most recently by the Amendment to Network Services Agreement, effective April 26, 2017) 6. Optum a. Lifeprint Health, Inc. Health Services Agreement (Specialty Capitation), by and between Lifeprint Health, Inc. and NCH Management Systems, Inc., dated October 1, 2017 7. Simply Health a. Management and Network Agreement, by and between Simply Healthcare Plans, Inc. and NCH Management Systems, Inc. d/b/a New Century Health, dated February 1, 2014 (as amended to date, most recently by Amendment to Management and Network Agreement, effective July 1, 2018)

Schedule 7.04 Litigation Kelly v. Evolent Health LLC, Case No. 1:19-cv-00500 in the United States District Court for the Northern District of Illinois, Eastern Division. Lawsuit alleges that Evolent has incorrectly categorized exempt and nonexempt employees. Torres v. Evolent Health LLC, Case No. 1:19-cv-02887 in the United States District Court for the Northern District of Illinois, Eastern Division. Lawsuit alleges that Evolent has incorrectly compensated certain nonexempt employees. DeLeon v. NCH Management Systems, Inc. Case No. 30-2019-01060073-CU-OE-CXC in the Superior Court of the State of California, County of Orange. Lawsuit alleges that NCH failed to pay plaintiff and similarly situated employees for all hours worked, failed to pay him for missed rest breaks and meal breaks, failed to pay overtime compensation or minimum wages, did not allow him to take legally required meal and rest breaks, failed to timely pay final wages upon termination, failed to provide compliant wage statements, failed to maintain complete and accurate payroll records and failed to reimburse him for work-related expenses. Plymouth County Retirement System v. Evolent Health, Inc., Case No. 1:19-cv-01031-RDA- TCB in the United States District Court for the Eastern District of Virginia, Alexandria Division. This is a class action complaint by a purported shareholder of the Company, alleging that Evolent and its officers defrauded shareholders by making misleading statements and omissions about Evolent’s business strategy and operations. Sendero Health Plans, Inc. v. Evolent Health LLC, Case No. 01-19-0001-3352 – this is case is currently in arbitration. Demand letter relates to Sendero Health Plans, Inc. (a Texas Medicaid plan and former client of Evolent) for not timely processing claims.

Schedule 7.12 Subsidiaries and Joint Ventures/Partnerships Subsidiaries Credit Party Subsidiary Ownership State of Percentage Incorporation/Formation of Subsidiary Evolent Health, Evolent Health LLC 100% Delaware Inc. Evolent Health NCIS Holdings, Inc. 100% Delaware LLC NCIS Holdings, NCH Management 100% California Inc. Systems, Inc. Evolent Health Evolent Care 100% Delaware LLC Partners Holding Company, Inc. Evolent Care Evolent Care 100% Texas Partners Partners of Texas, Holding Inc. Company, Inc. Evolent Care The Accountable 100% Michigan Partners Care Organization Holding Ltd Company, Inc. Evolent Health Evolent Health 99.998%2 India LLC International Private Limited Evolent Health Evolent Assurance 100% Vermont LLC Solutions LLC Evolent Health EH Holding 100% Delaware LLC Company, Inc. EH Holding Justify Holdings, Inc. 100% Kentucky Company, Inc. EH Holding True Health New 100% New Mexico Company, Inc. Mexico, Inc. EH Holding Juntos Health Plan 80% Texas Company, Inc. Inc. 2 Note that 1 share is held by an Indian national as required by Indian law.

Joint Ventures Credit Party Subsidiary State of Name of Joint Incorporation/Formation Venture Affiliate(s) Evolent Health LLC Momentum Health Delaware Momentum Health (28.1%), HE Group, LLC Holdings, LLC Holding Company, (56.9%) Inc. (15.0%) Evolent Health LLC Georgia Physicians Georgia Better Health of (26.6%) for Accountable Georgia, LLC and Care LLC other individual equityholders (73.4%) Evolent Health LLC SOMOS Innovation Delaware Somos Holdings, (4%) LLC LLC (96%) Evolent Health LLC Lighthouse Health Florida Baptist Hospital, (40%) Plan LLC Inc. (60%) Evolent Health LLC Miami Children’s Florida Variety Children’s (25%) Health Plan LLC Hospital dba Nicklaus Children’s Hospital Evolent Health LLC Vivant Health MSO California Vivant Health, Inc. (48%) LLC (52%) Subsidiaries of Momentum Health Group, LLC (a Joint Venture) Subsidiary Ownership State of Percentage Incorporation/Formation of Subsidiary Momentum Health Momentum Health 100% Delaware Group, LLC Acquisition, Inc. Momentum Health GlobalHealth 100% Oklahoma Acquisition, Inc. Holdings, LLC GlobalHealth True Health New 100% New York Holdings, LLC York, Inc. GlobalHealth True Health 100% Indiana Holdings, LLC Indiana, Inc. GlobalHealth GlobalHealth, Inc. 100% Oklahoma Holdings, LLC

Schedule 7.15 Real Property Leased Property3 Company Location Lessor Evolent Health LLC 121 Airport Center I, 2208 Principle Equity Properties, Highway 121, Suite 120, LP Bedford, TX 76021 Address: Linda S. Larabee, CCIM, RPA Vice President of Asset Management TriStone Realty Management, LLC (DBA) 13831 Northwest Fwy, Suite 510 Houston, Texas 77040 Evolent Health LLC 950 North Meridian Street, Indiana University Health, Indianapolis, IN 46204 Inc. 950 N. Meridian Street, Suite 1200 Indianapolis, IN 46204 Evolent Health LLC 10089 Willow Creek Road, Willow Creek SD, LLC Suite 100, San Diego, CA 92131 Address: c/o CAMI, Inc. 10089 Willow Creek Road, Suite 230 San Diego, California 92131 Attention: Ron Lack Evolent Health LLC 177 Post Street, Suite 900, 177 Post Street Associates San Francisco, CA 94108 Address: 177 Post Street, Suite 770 San Francisco, CA 94108 3 All leased properties listed as owned by Justify Holdings, Inc. are being transferred to Justify Holdings, Inc. as part of the Passport Acquisition.

True Health New Mexico, 2440 Louisiana Blvd NE, Uptown Tower, LLC (62% Inc. Suite 600, Albuquerque, NM Undivided Interest), Allen 87110 Family Investments, LLC (21% Undivided Interest), NCH Management Systems, Huntington Center, Phase II, MRM Office Owner 4, L.P. Inc. 2801 SW 149th Avenue, Suite 130, Miramar, FL 33027 Address: c/o Starwood Capital Group 591 West Putnam Avenue Greenwich, Connecticut 06830 Attention: Read Mortimer Evolent Health LLC 300 South Riverside, Suite South Riverside Building 400, Chicago, IL 60606 LLC Address: South Riverside Building LLC c/o Third Millenium Group 7700 Congress Ave, Suite 3106 Boca Raton, FL 33487 Evolent Health LLC 300 South Riverside, Suite Sublessor: DeVry Education 700, Chicago, IL 60606 Group, Inc. Address: 3005 Highland Parkway Downers Grove, IL 60515- 5799 Attn: Real Estate Department Evolent Health LLC 5111 Commerce Crossings, Sublessor: Firstsource Group Suite 110, Louisville, KY USA, Inc. 40229 Address: 1661 Lyndon Farm Court Louisville, KY 40223 Attn: CEO Evolent Health LLC 540 West Madison Street, 540 West Madison Owner Chicago, IL 60661 LLC Address: 110 East 59th Street

Suite 3201 New York, NY 10022 Attn: Seymour Braun and Maryanne Small Evolent Health LLC 600 W. Jackson Street, Suite Stockbridge 600 West 600, Chicago, IL Jackson, LLC Address: 600 W Jackson Blvd Ste 600 Chicago, IL 60661 Evolent Health LLC Wells Fargo Bank Tower, WFBT, LLC 615 North Upper Broadway, Suite 1285, Corpus Christi, Address: c/o U.S. Realty TX 78401 Management 615 N. Upper Broadway, Ste. 101 Corpus Christi, TX 78401 Evolent Health LLC 6630 Onion Drive, Fort Lee Memorial Health System Myers, FL 33912 d/b/a Lee Health Address: Brock Billman Property Management 12801 Westlinks Drive, Suite 102 Fort Myers, FL 33913 NCH Management Systems, 675 Placentia Avenue, Suite Fairway Center II - Orange Inc. 300, Brea, CA 92821 County, CA, LP Address: c/o Piedmont Office Realty Trust 11695 Johns Creek Parkway, Suite 350 Johns Creek, Georgia 30097 Attention: Asset Manager - West Region Evolent Health LLC 700 E. Gregory St., Sublessor: Baptist Hospital, Pensacola, FL 35202 Inc.

Address: 1717 N. E Street, 3rd Floor Administration, Pensacola, FL 32501 Evolent Health LLC 800 North Glebe Road, Suite North Glebe Office, LLC 500, Arlington, VA 22203 Address: JBG/Commercial Management, LLC 4445 Willard Avenue, Suite 400 Chevy Chase, MD 20815 Attn: Executive Vice President-Commercial Asset Management Evolent Health LLC 801 Warrenville Road, Suite Millbrook Lisle 801 LLC 400, Lisle, IL 60532 Address: c/o Millbrook Properties LLC 485 Half Day Road, Suite 220 Buffalo Grove, IL 60089 Attn: Bruce Hecktman NCH Management Systems, 80 William Street, Suite 270, John Hancock Life Insurance Inc. Wellesley, MA 02481 Company (U.S.A.) and John Hancock Life & Health Insurance company Address: c/o John Hancock Corporate Real Estate 200 Berkeley Street C-01-05 Boston, MA 02110 Evolent Health LLC 8400 N.W. 36th Street, Suite G&I VIII Doral Concourse 350, Miami, FL 33166 LLC Address: c/o DRA Advisors LLC 220 East 42nd Street, 27th Floor New York, New York 10017 Attention: Rob Hyman, Asset Manager

Evolent Health LLC 9601 Amberglen Boulevard, NW Austin Office Partners Suite 225, Austin, TX 78729 LLC Address: NW Austin Office Partners LLC c/o Menlo Equities 490 California Avenue, Fourth Floor Palo Alto, CA 94306 Attn: Henry Bullock and Richard Holmstrom Evolent Health International B-301 Sai Radhe Complex, SAI Construction Private Private Limited Behind Sheraton Grand, Limited RBM Road, Pune 411 001, India Address: 605, Sai Chambers, 16, Mumbai-Pune Road Pune: 411 003 Justify Holdings, Inc. 370 Village Drive, Regency Appalachia LLC Prestonburg, KY 41653 Justify Holdings, Inc. 5100 Commerce Crossings Commerce Office Center, Drive, Louisville, KY 40229 LLC Justify Holdings, Inc. 1841 Taylor Avenue, Suite Underground Vaults & 107, Louisville, KY 40213 Storage, Inc.

Schedule 7.18 Licensed Insurance Entities • Quota Share Reinsurance Agreement, by and between Coverys Specialty Insurance Company and Evolent Assurance Solutions, LLC, dated January 1, 2019, and the related Guaranty and Indemnification Agreement, by and between Evolent Health, Inc. and Coverys Specialty Insurance Company, dated January 1, 2019. • During June 2019, Evolent Health, Inc. and Passport also entered into an indemnity agreement with an insurance company (the “Surety”). More specifically, the Surety issued a $25 million performance bond to secure Passport’s performance under its Medicaid contract in case of a contract breach. This bond is required by the Commonwealth of Kentucky in the ordinary course of business and does not impact Evolent’s obligation to absorb expected losses or receive expected residual returns. That said, the indemnity agreement is such that Evolent and Passport are jointly and severally liable to the Surety in the event of losses arising under the bond. That is, while the Surety is securing Passport’s performance up to $25 million from Kentucky’s perspective, Evolent and Passport are liable to reimburse the Surety for the $25 million performance bond if it was to be utilized. The bond’s effective date is July 1, 2019 through June 30, 2020. No liabilities are recorded or expected under the Surety arrangement.

Schedule 7.22 Collective Bargaining Agreements None.

Schedule 7.24 Evidence of Indebtedness 1. 2021 Convertible Notes 2. 2021 Mirror Note between Evolent Health Inc. and Evolent Health LLC 3. 2025 Convertible Notes 4. 2025 Mirror Note between Evolent Health Inc. and Evolent Health LLC 5. Global Share Backstop 6. Passport Health Note 7. Loan Agreement, dated as of October 1, 2018 by and among Evolent Health LLC and NCIS Holdings, Inc. 8. Cash collateralized L/C items: a) Irrevocable Standby Letter of Credit in favor of Wells Fargo issued in connection with Cigna Healthcare of Arizona Inc. in the face amount of $650,000. b) Irrevocable Standby Letter of Credit in favor of Wells Fargo issued in connection with Humana Health Plan in the face amount of $400,000. c) Irrevocable Standby Letter of Credit in favor of Wells Fargo issued in connection with Florida Health Plan Administrators (Coventry) in the face amount of $1,000,000. d) Irrevocable Standby Letter of Credit in favor of Wells Fargo issued in connection with Centers for Medicare & Medicaid Services in the face amount of $1,814,817.37. 9. Letters of Credit relating to various leases: a) Letter of Credit in favor of Bank of America issued in connection with the Millbrook Lisle Lease with a current balance of $300,000. c) Letter of Credit in favor of Bank of America issued in connection with the Glebe Road Lease with a current balance of $1,578,562. d) Letter of Credit in favor of Bank of America issued in connection with the 540 W Madison Lease with a current balance of $1,500,000. e) Letter of Credit in favor of Bank of America issued in connection with the Riverside Lease with a current balance of $231,895.34. 10. The surety bonds listed on Schedule 7.23.

Schedule 7.25 Deposit Accounts and Securities Accounts Financial Credit Party Account Type Excluded Institution Number Account? American Bank, EH Holding 60004769302 Securities No N.A. Company, Inc. Bank of America Evolent 5S7-02Z27-1- Securities No Health LLC 7CIW Bank of America Evolent 435029035142 Deposit No Health LLC Bank of America Evolent 435029048744 Deposit No Health, Inc. Wells Fargo NCH 4122091168 Deposit No Management Systems, Inc. Wells Fargo NCIS 4122091184 Deposit No Holdings, Inc. Bank of America Evolent 435029035155 Deposit Yes Health LLC Bank of America Evolent 435029038055 Deposit Yes Health LLC Bank of America Evolent 458003277291 Deposit Yes Health LLC Bank of America Evolent 435029038071 Deposit Yes Health LLC Bank of America Evolent 435029054712 Deposit Yes Health LLC City National Bank Evolent 450224855 Deposit Yes Health LLC City National Bank Evolent 450225290 Deposit Yes Health LLC Wells Fargo Evolent 4229996442 Deposit Yes Health LLC Bank of America Evolent 435029068931 Deposit Yes Health LLC Wells Fargo Evolent 4229996483 Deposit Yes Health LLC Wells Fargo Evolent 4637312950 Deposit Yes Health LLC Bank of America Evolent 385015861904 Deposit Yes Health LLC

Wells Fargo Evolent 4229996517 Deposit Yes Health LLC Wells Fargo Evolent 4069451151 Deposit Yes Health LLC Wells Fargo Evolent 4128036068 Deposit Yes Health LLC Wells Fargo Evolent 4128036050 Deposit Yes Health LLC Wells Fargo Evolent 4398762377 Deposit Yes Health LLC Wells Fargo Evolent 4943652651 Deposit Yes Health LLC Wells Fargo NCH 4122091176 Deposit Yes Management Systems Inc. Wells Fargo NCH 4075390070 Deposit Yes Management Systems Inc. Wells Fargo NCH 4777374463 Deposit Yes Management Systems Inc. Wells Fargo NCH 4122094576 Deposit Yes Management Systems Inc.

Schedule 7.30 Location of Collateral; Equipment List The locations listed on Schedule 7.15 contain Collateral.

Schedule 7.31 Health Care Matters None.

Schedule 9.02 Liens Liens securing the Letters of Credit listed on Schedule 7.24.

Schedule 9.04 Dispositions Disposition of Miami Children’s Health Plan LLC Disposition of Vivant Health MSO LLC

Schedule 9.05(g) Investments Passport Health Note The Investments listed on Schedule 7.12 2021 Mirror Note between Evolent Health Inc. and Evolent Health LLC 2025 Mirror Note between Evolent Health Inc. and Evolent Health LLC Cash Equivalents: THNM Investments Category Description Maturity Money market funds CAVANAL HILL GOVT SEC MMKT-SEL Corporate bonds BANK OF AMERICA CORP 3/5/2024 Corporate bonds JACKSON NATL LIFE 6/21/2024 GLOBAL Corporate bonds AT&T INC 3/1/2024 Corporate bonds KEURIG DR PEPPER INC 5/25/2003 Private CMO CSMC SER 2015-3 CL A9 3/5/2045 Private CMO GSR SER 2005-5F CL 2A2 6/25/2035 Private CMO JPMMT SER 2016-4 CL A5 10/25/2046 Private CMO JPMMT SER 2017-1 CL A5 1/25/2047 Private CMO JPMMT SER 2017-3 CL 1A5 8/25/2047 Private CMO WIN SER 2014-1 CL A4 6/20/2044 CMBS CGCMT SER 2015-GC27 CL A2 2/10/2048 CMBS WFCM SER 2015-NXS1 CL A2 5/15/2048 US Treasury US Treasury Note 6/30/2023 US Treasury US Treasury Note 7/15/2021 US Treasury US Treasury Note 12/31/2019 Agency FFCB 10/15/2026 Agency CMO FNMA SER 2003-W6 CL 6A 8/25/2042 Agency CMO FNW SER 2003-W10 CL 2A 6/25/2043 Agency CMO FNW SER 2003-W12 CL 3A 3/25/2043 Agency CMO FNW SER 2004-W3 CL A7 5/25/2034 Agency CMO GNR SER 2014-52 CL AE 8/16/2041

Agency CMO GNR SER 2017-96 CL MC 8/20/2046 Agency CMO VENDE SER 2003-2 CL Z 5/15/2033 Sovereign debt EXPORT-IMPORT BANK KOREA 11/27/2023 Sovereign debt KOREA DEVELOPMENT BANK 3/12/2023 Corporate bonds BAIDU INC 9/29/2023 Corporate bonds MIZUHO FINANCIAL GROUP 3/5/2023 Juntos Health Plan, Inc. Goldman Sachs Government Fund Principal US Treasury Bill due 10/8/2020

Schedule 9.09 Transactions with Affiliates Health Plan Services Agreement by and between True Health New Mexico, Inc. and Evolent Health LLC, effective January 1, 2018 Amended and Restated Services Agreement by and between Justify Holdings, Inc. and Evolent Health LLC4 Medicaid Management Services Agreement by and between Lighthouse Health Plan, LLC and Evolent Health LLC, dated February 1, 2019 Medicaid Management Services Agreement by and between Miami Children’s Health Plan, LLC and Evolent Health LLC, dated October 27, 2017 Subcontractor Management Services Agreement by and between Vivant Health MSO, LLC and Evolent Health, LLC, dated January 3, 2019 Operational Master Services Agreement by and between Georgia Physicians for Accountable Care and Evolent Health LLC, dated May 6, 2016 Subcontractor Management Services Agreement by and between GlobalHealth Holdings, LLC and Evolent Health LLC, dated May 24, 2019 Master Services Agreement by and between GlobalHealth Holdings, LLC and NCH Management System, Inc., effective February 1, 2020 Intercompany Service Agreement by and between Evolent Health LLC and Evolent Health International Private Limited (fka Valence Health Solutions India Private Limited), dated January 31, 2018 Intercompany Service Agreement by and between Evolent Health LLC and NCH Management Systems, Inc., dated January 1, 2019 4 NTD – consolidation of the current agreement is expected to be completed on January 3, 2020.

Schedule 9.10 Restrictive Agreements The letters of credit listed on Schedule 7.24.

Schedule 12.02 Addresses for Notices If to the Borrower: Evolent Health LLC Attn: Chief Financial Officer 800 N. Glebe Rd., Suite 500 Arlington, VA 22203 With copies to: Evolent Health LLC Attn: General Counsel 800 N. Glebe Rd., Suite 500 Arlington, VA 22203 King & Spalding LLP Attn: Amy Peters and Evan Palenschat 353 N Clark Street 12th Floor Chicago, IL 60654 If to the Administrative Agent: Ares Capital Corporation 2000 Avenue of the Stars, 12th Floor Lost Angeles, CA 90067 Attention: Doug Dieter Email: ddieter@aresmgmt.com With copies to: Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY Attention: Kate Weinstein Email: katherine.weinstein@morganlewis.com

EXHIBIT A-1 FORM OF ASSIGNMENT AND ACCEPTANCE Date: __________, 2019 Reference is made to the Credit Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), EVOLENT HEALTH LLC, a Delaware limited liability company (the “Borrower”), its Subsidiaries signatory thereto as guarantors or hereafter designated as Guarantors pursuant to Section 8.11 of the Credit Agreement, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. 1. The Assignor identified on Schedule 1 hereto (the “Assignor”) and the Assignee identified on Schedule l hereto (the “Assignee”) agree as follows: 2. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor, without recourse to the Assignor, subject to and in accordance with the terms and conditions of the Credit Agreement, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto with respect to the Commitments (the “Assigned Commitments”) or Loans (the “Assigned Facilities”), as applicable, contained in the Credit Agreement as are set forth on Schedule 1 hereto, in a principal amount for each such Assigned Commitments or Assigned Facilities, as applicable, as set forth on Schedule 1 hereto. 3. The Assignor (x) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (y)(i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, any Subsidiary or any other Loan Party or the performance or observance by any Borrower, any Subsidiary or any other Loan Party of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches any Exhibit A-1 - 1 DB1/ 110516459.3 promissory notes held by it evidencing the Assigned Facilities (“Notes”) and (A) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (B) if the Assignor has retained any interest in the Assigned Facilities, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date). 4. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and (ii) it meets all the requirements to be an assignee under Section 12.06(a) and (b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.06(a) of the Credit Agreement); (b) confirms that (i) it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 8.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (ii) that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type; and (iii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement as a Lender thereunder, and to the extent of the Assigned Interest, and shall perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 5. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Administrative Agent). 6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have Exhibit A-1 - 2 accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. 7. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement. 8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflicts of law provisions. IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first written above by their respective duly authorized officers on Schedule 1 hereto. Exhibit A-1 - 3

Schedule 1 to Assignment and Acceptance Name of Assignor: [_____] Name of Assignee: [_____] Effective Date of Assignment: [_____], 20[__] Assigned Interest Principal Percentage of the applicable Purchase Price for Assignment [Initial Term Loan Amount [Assigned Commitment] Commitment] Assigned [Assigned Loan] $[_____] [DDTL Commitment] [Initial Term Loan] $__________ ____.______% [Delayed Draw Term Loan] ____________________ [_____], as Assignor [_____], as Assignee By: ____________________________ By: ________________________________ Name: Name: Title: Title: Assignee’s Address for Notices: Exhibit A-1 - 4

Accepted and Consented to: [Consented To: ARES CAPITAL CORPORATION, EVOLENT HEALTH LLC, as Administrative Agent as Borrower5 By: _________________________________ By: _________________________________ Name: Name: Title: Title: 5 To the extent required under the Credit Agreement. Exhibit A-1 - 5

EXHIBIT C-1 FORM OF COMPLIANCE CERTIFICATE [_______________] This certificate is delivered pursuant to Section 8.01(d) of the Credit Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among EVOLENT HEALTH LLC, a Delaware limited liability company (the “Borrower”), EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), the Persons signatory thereto as guarantors or hereafter designated as Guarantors pursuant thereto, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and in the attachments hereto shall have the meanings provided in the Credit Agreement. The Borrower hereby certifies, on behalf of the Credit Parties, that as of the date hereof [no Default or Event of Default had occurred and is continuing] [a Default/an Event of Default has occurred and is continuing and set forth on Attachment 6 are the details specifying such Default or Event of Default and the action taken or to be taken with respect thereto]. The Borrower hereby further certifies, on behalf of the Credit Parties, that as of [_____], 20[__] (the “Computation Date”): (1) The financial statements delivered with this Certificate in accordance with Section 8.01 of the Credit Agreement have been prepared in accordance with GAAP, as applicable, and present fairly in all material respects the financial position and results of operations of the Credit Parties at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year end audit adjustments and to the absence of footnotes. (2) There are no material liabilities of any Credit Party of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in any such liabilities, other than those liabilities provided for or disclosed in the financial statements delivered with this Certificate in accordance with Section 8.01 of the Credit Agreement. (3) The Net Revenue of the Credit Parties on a consolidated basis is not less than [[$850,000,000]6 [$800,000,000]7 [$750,000,000]8]9 6 To only be included for the Test Period ending March 31, 2020. 7 To only be included for the Test Periods ending June 30, 2020, September 30, 2020 and December 31, 2020. 8 To only be included for the Test Periods commencing with the fiscal quarter ending March 31, 2021 through and including the fiscal quarter ending December 31, 2021. 9 To the extent True Health New Mexico, Inc. is sold, transferred or other disposed of for Net Proceeds of $12,500,000 or more during any such fiscal quarter pursuant to a transaction permitted by the Credit Agreement, this

(4) The Liquidity is not less than [$20,000,000 (or, to the extent one or more draws on the DDTL Facility has occurred, $40,000,000]10 [$25,000,000 (or, to the extent one or more draws on the DDTL Facility has occurred, $40,000,000)]11 [$40,000,000]12 (5) [The Total Secured Leverage Ratio on the last day of the Test Period ending on the Computation Date was ____ to 1.00, as computed on Attachment 2 hereto. The Total Secured Leverage Ratio for such period must not be greater than 5.50 : 1.00 for such Test Period as pursuant to Section 9.13(c) of the Credit Agreement.]13 (6) [The Total Secured Leverage Ratio on the last day of the Test Period ending on the Computation Date was ____ to 1.00, as computed on Attachment 2 hereto. The Total Secured Leverage Ratio for such period must not be greater than 4.50 : 1.00 for such Test Period as pursuant to Section 9.13(c) of the Credit Agreement.]14 (7) Attachment 3 hereto contains the changes, if any, in the identity of the Subsidiaries from those identified to the Administrative Agent since [the Closing Date]15 [the date of the most recent Compliance Certificate delivered to the Administrative Agent]. (8) [Attachment 4 hereto contains a written supplement, if any, substantially in the form of Schedules 1-5, as applicable, to the Security Agreement with respect to any additional assets and property acquired by any Credit Party [after the Closing Date]16 [since the date of the most recent Compliance Certificate delivered to the Administrative Agent], in reasonable detail and each such written supplement shall be deemed to immediately and automatically amend such Schedule as then in effect.]17 (9) [Attachment 5 hereto contains a written supplement, if any, updating Schedules [1.01(b)], [1.01(c)18], [7.12], [7.15], [7.22], [7.23], [7.25] and [7.30] of the Credit Agreement and each such written supplement shall be deemed to immediately and automatically amend such Schedule as then in effect.]19 amount is to be reduced by an amount equal to the lesser of (i) $150,000,000 and (ii) Net Revenue contributed by True Health New Mexico, Inc. for the twelve (12) month period ended as of last fiscal quarter for which such Net Revenue was calculated immediately prior to the consummation of such sale, transfer or disposition. 10 To only be included for measurement period January 1, 2020 through March 31, 2020. 11 To only be included for measurement period April 1, 2020 through December 31, 2020. 12 To only be included for measurement periods commencing after December 31, 2020. 13 To only be included for reporting for the Test Periods ending March 31, 2021 through December 31, 2021. 14 To only be included for reporting for the Test Periods ending March 31, 2022 and ending each fiscal quarter thereafter. 15 To only be included for the first delivery of the Compliance Certificate only. 16 To only be included for the first delivery of the Compliance Certificate only. 17 To the extent applicable for the relevant Test Period. 18 Including delivery of copies of (x) each Material Contract entered into since the Closing Date or the most recently delivered Compliance Certificate, as applicable and (y) each material amendment or modification of any Material Contract since the Closing Date or the most recently delivered Compliance Certificate, as applicable. 19 To the extent applicable for the relevant Test Period.

[Remainder of page intentionally left blank]

Attachment 1 (to _/_/_ Compliance Certificate) CONSOLIDATED ADJUSTED EBITDA20 As of _______ __, 20__ (the “Computation Date”) for the Test Period ending on the Computation Date (the “Computation Period”) I. Consolidated Adjusted EBITDA for the Computation Period: an amount determined for the Borrower and its Subsidiaries on a consolidated basis equal to: A. Consolidated Net Income: the consolidated net income (or loss) of the Parent and its Subsidiaries determined in accordance with GAAP; minus $___________ (i) the income (or loss) of any Person (other than consolidated Subsidiaries of Parent) in which any Person (other than Parent or any of its consolidated Subsidiaries) has a joint ownership interest, or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or other distributions actually paid to Parent or any of its consolidated Subsidiaries by such Person during such specified period, minus $___________ (ii) the income (or loss) of any Person accrued prior to the date it becomes a consolidated Subsidiary of Parent or is merged into or consolidated with Parent or any of its consolidated Subsidiaries or such Person’s assets are acquired by Parent or any of its consolidated Subsidiaries, minus $___________ 20 All attachments to Compliance Certificate to be conformed with final Credit Agreement.

(iii) the income of any consolidated Subsidiary of Parent (other than a Credit Party) to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, governmental regulation applicable to that consolidated Subsidiary or would require governmental (including regulatory) consent; provided, that, the income (or loss) of any consolidated Subsidiary of Parent (other than a Credit Party) shall not be excluded from this definition to the extent governmental (including regulatory) consent has been received for the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of its income…………..………….……………………………………….. $___________ B. In each case to the extent deducted in calculating Consolidated Net Income for the Computation Period (other than with respect to clause (B)(13) below), the sum of, and without duplication, amounts for: (1) Consolidated Interest Expense (net of interest income): for the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, the sum of: (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of $___________ Capitalized Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period) plus…… . (b) the net amount payable (or minus the net amount receivable) in respect of Hedging Obligations relating to interest during such period (whether or not actually paid or received during such period)…….. $___________ (2) Provisions for Taxes based on income and any payments made pursuant to the TRA……………………………………………….………… $___________ (3) Total depreciation expense……………………...……….………. $___________ (4) Total amortization expense………………………………………. $___________ (5) Other non-cash charges reducing Consolidated Net Income (excluding any such non cash item (a) to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period or (b) relating to a write- down, write off or reserve with respect to receivables or inventory)……………………………………..……………………………. $___________

(6) Losses, costs and expenses on asset sales, disposals or abandonments (other than (a) of current assets and (b) asset sales, disposals or abandonments in the ordinary course of business)… ………………………. $___________ (7) Fees and expenses incurred in connection with a Permitted Acquisition, other Investments permitted under the Credit Agreement, Dispositions (other than in the ordinary course of business) permitted under the Credit Agreement, Restricted Payments permitted under the Credit Agreement or the refinancing or redemption of Indebtedness permitted under the Credit Agreement; provided, that, to the extent such transactions have not been consummated, such costs, fees and expenses shall not exceed an amount not greater than $1,500,000 in any Test Period …………………………………. $___________ (8) Fees and expenses incurred in connection with the consummation of the Transactions on the Closing Date in an aggregate amount not to exceed $5,200,000 and to the extent disclosed to Administrative Agent……………… $___________ (9) Non-cash adjustments pursuant to any management equity or equity- based plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement…….. $___________ (10) (a) The effects of adjustments in the Parent’s and its Subsidiaries’ consolidated financial statements pursuant to GAAP (including in the property and equipment, software, goodwill, intangible assets, deferred revenue and debt line items thereof) resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition or the amortization of any amounts thereof, (b) any non-cash losses, charges or adjustments resulting from the application of Accounting Standards Codification 606 and (c) earnout obligations and other similar contingent consideration……………………………………………… $___________ (11) Costs, fees and expenses relating to restructuring, severance, recruiting, retentions and relocations, signing and stay bonuses, payments made to employees or producers who are subject to non-compete agreements, and curtailments or modifications to pension and post-retirement employee benefits plans; provided, that, the aggregate amount included in this Item (B)(11) during any Test Period shall not exceed $7,500,000………………………………… $___________ (12) Charges, losses or expenses to the extent paid for, reimbursed or indemnified by a Person other than Parent and its Subsidiaries or reimbursed through insurance by a Person other than Parent and its Subsidiaries, in each case to the extent such expenses are actually paid or refunded to Parent or any of its Subsidiaries (to the extent such payments or refunds are included in Consolidated Net Income)………..…………………..……………………… $___________ (13) Proceeds received from business interruption insurance……….. $___________

(14) To the extent included in Consolidated Net Income, losses attributable to non-controlling interests…………………………………….. $___________ (15) Extraordinary, unusual and non-recurring costs, expenses and losses in any Test Period; provided, that the aggregate amount included in this Item (B)(15) during any Test Period shall not exceed the greater of (x) $2,500,000 and (y) 20% of Consolidated Adjusted EBITDA as of the end of the most recently ended Test Period …………………………………………….. $___________ (16) Sum of Item (B)(1) through Item (B)(15)……………………… $___________ C. In each case to the extent included in calculating Consolidated Net Income for the Computation Period, the sum of, without duplication, amounts for: (1) Gains on asset sales, disposals or abandonments (other than of (a) current assets and (b) asset sales, disposals or abandonments in the ordinary course of business)………………………………………………………….. $___________ (2) Other non-cash gains increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period). ……………………………………………………………………… $___________ (3) Extraordinary, unusual and non-recurring gains and income……. $___________ (4) Any software development costs to the extent capitalized during such period…………………………………………………………………. $___________ (5) Sum of Item (C)(1) through Item (C)(4)………………………… $___________ D. Consolidated Adjusted EBITDA for the Computation Period: The sum of Item (A) and Item (B)(16) minus Item (C)(5) …………………………….. $___________

Attachment 2 (to _/_/_ Compliance Certificate) TOTAL SECURED LEVERAGE RATIO As of _________ __, 20__ (the “Computation Date”) for the Test Period ending on the Computation Date (the “Computation Period”) A. Consolidated Secured Debt outstanding on the last date of the Computation Period: (1) The outstanding principal amount of all Funded Debt that is secured, in whole or party, by a Lien on any asset of Parent or any of its Subsidiaries ………………………………………………. $___________ B. Consolidated Adjusted EBITDA for the Computation Period: (1) The amount set forth in Item (D) of Attachment 1 to this Compliance Certificate…………………………………………… $___________ (2) [The amount set forth in Item (B)(1) [multiplied by four (4)]21 [multiplied by two (2)]22 [multiplied by four-thirds (4/3)]23…..…]24 $___________ C. Total Secured Leverage Ratio on the last day of the Computation Period: The ratio of Item (A)(1) to [Item (B)(2)]25 [Item (B)(1)]……………………………….…………………………………… ___ : 1.00 21 To only be included for the Test Period ending March 31, 2021, where Consolidated Adjusted EBITDA set forth in Item (B)(1) is for the three (3) month period ending March 31, 2021. 22 To only be included for the Test Period ending June 30, 2021, where Consolidated Adjusted EBITDA set forth in Item (B)(1) is for the six (6) month period ending June 30, 2021. 23 To only be included for the Test Period ending September 30, 2021, where Consolidated Adjusted EBITDA set forth in Item (B)(1) is for the nine (9) month period ending September 30, 2021. 24 To only be included for the Test Periods ending March 31, 2020 through September 30, 2021. 25 To only be included for the Test Periods ending March 31, 2020 through September 30, 2021.

Attachment 3 (to _/_/_ Compliance Certificate) CHANGES IN IDENTITY OF THE SUBSIDIARIES

Attachment 4 (to _/_/_ Compliance Certificate) UPDATES/SUPPLEMENTS TO CERTAIN SCHEDULES OF THE SECURITY AGREEMENT An updated Schedule [__] of the Security Agreement

Attachment 5 (to _/_/_ Compliance Certificate) UPDATES/SUPPLEMENTS TO CERTAIN SCHEDULES OF THE CREDIT AGREEMENT An updated Schedule [__] of the Credit Agreement

Attachment 6 (to _/_/_ Compliance Certificate) DETAILS SPECIFYING DEFAULT OR EVENT OF DEFAULT AND THE ACTION TAKEN OR TO BE TAKEN WITH RESPECT THERETO

EXHIBIT D-1 FORM OF DDTL NOTE $[____________] [_____], 20[__] FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby unconditionally promises to pay to [_________________], a [___________] or its registered assigns (the “Holder”), in lawful money of the United States and in immediately available funds, the principal amount of (a) [____________________] DOLLARS ($[________]), or, if less, (b) the unpaid principal amount of the Delayed Draw Term Loan of the Holder outstanding under the Credit Agreement (as defined below). The principal amount of this DDTL Note (as amended, restated, amended and restated, supplemented or otherwise modified, this “Note”) shall be paid in the amounts and on the dates specified in the Credit Agreement to the account designated by the Administrative Agent (as defined below). The Borrower further agrees to pay interest in like money to the account designated by the Administrative Agent under Section 2.08(f) of the Credit Agreement on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement. This Note (a) is one of the promissory notes referred to in the Credit Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, the other Credit Parties from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the Holder in respect thereof. Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. D-1 - 1

2 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 12.06 OF THE CREDIT AGREEMENT. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [Signature page follows.] D-1 - 2

EVOLENT HEALTH LLC, a Delaware limited liability company By Name: Title: D-1 - 3

EXHIBIT N-1 FORM OF NOTICE OF BORROWING Ares Capital Corporation, as Administrative Agent 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attention: agency@aresmgmt.com Ladies and Gentlemen: This Notice of Borrowing is delivered to you as of [__], [__] pursuant to Section 2.03 of the Credit Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), EVOLENT HEALTH LLC, a Delaware limited liability company (the “Borrower”), its Subsidiaries signatory thereto as guarantors or thereafter designated as Guarantors pursuant to Section 8.11 of the Credit Agreement, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement shall have the meanings provided in the Credit Agreement. (1) The Borrower hereby requests that on [__], 20[__], a [Initial Term Loan] [Delayed Draw Term Loan] be made in the aggregate principal amount of ____________________ ($____________) as [a][an] [ABR Loan] [Eurodollar Loan] with interest payable quarterly in accordance with the Credit Agreement, with the proceeds of such Loan to be disbursed in accordance with Section 4 hereto. (2) The Borrower hereby acknowledges that, pursuant to Section 6.02(a) of the Credit Agreement, the acceptance by the Borrower for the benefit of the Credit Parties of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower, on behalf of each Credit Party, that, on the date of such Credit Extension (both immediately before and after giving effect thereto and to the application of the proceeds thereof) all the statements set forth in Section 6.02(a) of the Credit Agreement are true and correct. (3) The Borrower agrees that if, prior to the time of the Borrowings requested hereby, any matter certified to herein by them will not be true and correct in all respects at the date of such Borrowings as if then made, they will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowings requested hereby, the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified as true and correct at the date of such Borrowings. Exhibit N-1 - 4

(4) Please wire transfer the proceeds of the Borrowings [to the following account and financial institution] [for initial Notice of Borrowing; in accordance with that certain Letter of Direction and Flow of Funds to be delivered to the Administrative Agent]: Bank Name: [ ] Bank Address: [ ] Account Name: [ ] Account No.: [ ] ABA No.: [ ] Attention: [ ] [Remainder of page left intentionally blank.] Exhibit N-1 - 5

The Borrower has caused this Notice of Borrowing to be executed and delivered as of the date first written above. EVOLENT HEALTH LLC, a Delaware limited liability company By: Name: ______________________________ Title: ______ Exhibit N-1 - 6

EXHIBIT N-2 FORM OF NOTICE OF CONVERSION OR CONTINUATION Ares Capital Corporation, as Administrative Agent 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attention: agency@aresmgmt.com Ladies and Gentlemen: This Notice of Conversion or Continuation is delivered to you as of [____________], 20___ pursuant to Section 2.06 of the Credit Agreement, December 30, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), EVOLENT HEALTH LLC, a Delaware limited liability company (the “Borrower”), its Subsidiaries signatory thereto as guarantors or thereafter designated as Guarantors pursuant to Section 8.11 of the Credit Agreement, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland Corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. The Borrower hereby requests26 that on ___________ __, 20___27, 1. $___________.00 of the currently outstanding principal amount of the [Initial Term Loan] [Delayed Draw Term Loan] originally made on ___________ __, 20___, 2. all currently being maintained as [ABR][Eurodollar] Loans, 3. be [converted into][continued as], 4. [ABR Loans] [Eurodollar Loans with an Interest Period of [__] months (which shall be 1, 2, 3 or 6 months). 26 Such request to be made prior to 1:00 p.m. (New York time) at least three Business Days (or one Business Day in the case of a conversion into ABR Loans) (and in either case on not more than five Business Days) prior to the proposed conversion or continuation. 27 Such date to be a Business Day. Exhibit N-2 - 1

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified as true and correct in all respects at the date of such continuation or conversion as if then made. Exhibit N-2 - 2

The Borrower has caused this Notice of Conversion or Continuation to be executed and delivered by its duly Authorized Officer this __ day of _________, 20__. EVOLENT HEALTH LLC, a Delaware limited liability company By: Name: Title: Exhibit N-2 - 3

EXHIBIT T-1 FORM OF TERM LOAN NOTE $[____________] [________ __], 20[__] FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby unconditionally promises to pay to [_________________], a [___________] or its registered assigns (the “Holder”), in lawful money of the United States and in immediately available funds, the principal amount of (a) [____________________] DOLLARS ($[________]), or, if less, (b) the unpaid principal amount of the Term Loans of the Holder outstanding under the Credit Agreement (as defined below). The principal amount of this Term Loan Note (as amended, restated, amended and restated, supplemented or otherwise modified, this “Note”) shall be paid in the amounts and on the dates specified in the Credit Agreement to the account designated by the Administrative Agent (as defined below). The Borrower further agrees to pay interest in like money to the account designated by the Administrative Agent under Section 2.08(f) of the Credit Agreement on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement. This Note (a) is one of the promissory notes referred to in the Credit Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, the other Credit Parties from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the Holder in respect thereof. Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Exhibit T-1 - 1

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 12.06 OF THE CREDIT AGREEMENT. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [Signature page follows.] Exhibit T-1 - 2

EVOLENT HEALTH LLC, a Delaware limited liability company By Name: Title: Exhibit T-1 - 3